STATEMENT OF ADDITIONAL INFORMATION

WASATCH FUNDS, INC.

150 Social Hall Avenue, 4th Floor

Salt Lake City, UT 84111

December 15, 2008

WASATCH FUNDS, INC. (“Wasatch Funds” or the “Company”) is an open-end management investment company issuing shares of Common Stock in 18 separate series which are publicly offered, one of which is described herein: Wasatch-1st Source Income Fund (the “Fund” or the “Income Fund”).

This Statement of Additional Information (the “SAI”) is not a Prospectus but contains information in addition to, and more detailed than, that set forth in the Prospectus and should be read in conjunction with the Prospectus. A Prospectus may be obtained by downloading it from Wasatch Funds’ web site at www.wasatchfunds.com or without charge by calling 800.551.1700 or writing to Wasatch Funds at P.O. Box 2172, Milwaukee, Wisconsin 53201-2172. The SAI and the related Prospectus are both dated December 15, 2008. Capitalized terms used herein and not defined have the same meanings as those used in the Prospectus.

The Fund commenced operations on December 15, 2008, the date of the acquisition of the assets and liabilities of 1st Source Monogram Income Fund (the “Predecessor Fund”), a series of the Coventry Group, a registered investment company. As of the date of the acquisition, all of the holders of issued and outstanding shares of the Predecessor Fund received shares of the Fund. With the reorganization, the Fund assumed the financial and performance history of the Predecessor Fund. Effective September 19, 2008, the Predecessor Fund changed its fiscal year end to September 30. The audited financial statements for the Predecessor Fund appears in its annual report dated September 30, 2008 and its annual report dated March 31, 2008. The financial statements from the foregoing annual reports are incorporated herein by reference.

Annual and Semi-Annual Reports for the Fund will be available after the Income Fund has completed the applicable fiscal periods. When available, the Annual and Semi-Annual Report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the fiscal period covered by the Report. Investors may obtain copies of the Predecessor Fund’s annual and semi-annual reports without charge by calling 800.766.8938.

P.O. Box 2172    Milwaukee, WI 53201-2172    www.wasatchfunds.com

Phone: 800.551.1700

Wasatch Funds are distributed by ALPS Distributors, Inc.

GENERAL INFORMATION AND HISTORY

Wasatch Funds was incorporated under Utah law on November 18, 1986 and reincorporated as a Minnesota corporation on November 3, 1997.

FUND INVESTMENTS

Wasatch Funds is an open-end management investment company consisting of 18 separate series, one of which is described herein. The Income Fund is a diversified fund under the Investment Company Act of 1940, as amended. The Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Code”). To so qualify (i) not more than 25% of the total value of the Fund’s assets may be invested in securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers controlled by the Fund, which, pursuant to the regulations under the Code, may be deemed to be engaged in the same, similar, or related trades or businesses, and (ii) with respect to 50% of the total value of the Fund’s assets (a) not more than 5% of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies).

The Prospectus has a description concerning the investment objective and policies of the Fund. The investment policies of the Fund, unless specifically designated as fundamental, are non-fundamental policies and may be changed by the Board of Directors of the Company (the “Board” or the “Board of Directors”) without the authorization of the Fund’s shareholders. There can be no assurance that any Fund will achieve its objective or goal.

INVESTMENT STRATEGIES AND RISKS

Bank Obligations. The Fund may invest in bank obligations such as bankers’ acceptances, certificates of deposit, and demand and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers’ acceptances invested in by the Fund will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and demand and time deposits will be those of domestic banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. The Fund may purchase commercial paper consisting of issues rated at the time of purchase by one or more appropriate nationally recognized statistical rating organizations (“NRSRO”) (e.g., Standard & Poor’s Corporation and Moody’s Investors Service, Inc.) in one of the two highest rating categories for short-term debt obligations. The Fund may also invest in commercial paper that is not rated but that is determined by Wasatch Advisors, Inc. (the “Advisor”) or 1st Source Corporation Investment Advisors, Inc. (“1st Source” or the “Sub-Advisor”) to be of comparable quality to instruments that are so rated by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments.

Variable Amount Master Demand Notes. Variable amount master demand notes, in which the Income Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time within 30 days. While such notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial and other business concerns), must satisfy, for purchase by the Income Fund, the same criteria as set forth above for commercial paper for the Fund. The Sub-Advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

Variable and Floating Rate Securities. The Income Fund may acquire variable and floating rate securities, subject to such Fund’s investment objectives, policies and restrictions. A variable rate security is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate security is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such securities are frequently not rated by credit rating agencies; however, unrated variable and floating rate securities purchased by the Income Fund will be determined by the Sub-Advisor to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the Sub-Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate security purchased by the Income Fund, the Income Fund may resell the security at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Income Fund to dispose of a variable or floating rate security in the event the issuer of the security defaulted on its payment obligations and the Income Fund could, as a result or for other reasons, suffer a loss to the extent of the default. To the extent that there exists no readily available market for such security and the Income Fund is not entitled to receive the principal amount of a note within seven days, such a security will be treated as an illiquid security for purposes of calculation of such Fund’s limitation on investments in illiquid securities, as set forth in the Income Fund’s investment restrictions. Variable or floating rate securities may be secured by bank letters of credit.

When-Issued Securities. The Income Fund may purchase securities on a “when-issued” basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a “when-issued” basis, the Fund’s custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Income Fund’s custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Income Fund’s commitment. It may be expected that the Income Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Income Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund’s liquidity and the ability of the Sub-Advisor to manage it might be affected in the event its commitments to purchase “when-issued” securities ever exceeded 25% of the value of its total assets. Under normal market conditions, however, the Income Fund’s commitment to purchase “when-issued” or “delayed-delivery” securities will not exceed 25% of the value of its total assets.

When the Income Fund engages in “when-issued” transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Income Fund’s incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Income Fund will engage in “when-issued” delivery transactions only for the purpose of acquiring portfolio securities consistent with such Fund’s investment objectives and policies and not for investment leverage.

Mortgage-Related Securities. The Income Fund may, consistent with its investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or issued by nongovernmental entities.

Mortgage-related securities, for purposes of the Prospectus and this Statement of Additional Information, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Income Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the security and lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return to the Income Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Income Fund will receive when these amounts are reinvested.

The Income Fund may also invest in mortgage-related securities which are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans. Mortgage-related securities will be purchased only if rated in the three highest bond rating categories assigned by one or more appropriate NRSROs, or, if unrated, which the Sub-Advisor deems to be of comparable quality.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by the Government National Mortgage Association (“GNMA”) include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. In September 2008, FNMA and FHLMC were placed into conservatorship overseen by the Federal Housing Finance Agency (“FHFA”). As conservator, FHFA will succeed to the rights, titles, powers and privileges of the company and any stockholder, officer or director of such company with respect to the company and its assets and title to all books, records and assets of the company held by any other custodian or third party. The conservator is then charged with operating the company.

Reverse Repurchase Agreements. The Fund may borrow funds by entering into reverse repurchase agreements in accordance with that Fund’s investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. The Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with the Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

Foreign Securities. The Fund may invest in securities issued by foreign companies directly or through sponsored or unsponsored American Depositary Receipts. Investments in foreign countries involve certain risks which are not typically associated with U.S. investments.

Additional Risks of Foreign Securities.

Foreign Securities Markets. Trading volume on foreign country and, in particular, emerging market stock exchanges is substantially less than that on the New York Stock Exchange (“NYSE”). Further, securities of some foreign and, in particular, emerging market companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on U.S. exchanges. The Fund endeavors to achieve the most favorable net results on its portfolio transactions and may be able to purchase securities on other stock exchanges where commissions are negotiable. Foreign stock exchanges, brokers, custodians and listed companies may be subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary three day settlement time for U.S. securities.

Companies in foreign countries are not generally subject to the same accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about a foreign company than about a U.S. company. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

Currency Risk. The value of the assets of the Fund, as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. A change in the value of any foreign currency relative to the U.S. dollar may cause a corresponding change in the dollar value of the Fund’s assets that are denominated or traded in that country. In addition, the Fund may incur costs in connection with conversion between various currencies.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, could impose additional withholding taxes on dividends or interest income payable on securities, could impose exchange controls or adopt other restrictions that could affect the Fund’s investments.

Regulatory Risk. Foreign companies not publicly traded in the U.S. are not subject to the regulatory requirements of U.S. companies. There may be less publicly available information about such companies. Foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

Foreign Tax Risk. The Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. The Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by the Fund, shareholders may be entitled to a credit or deduction for U.S. tax purposes.

Transaction Costs. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody charges, are generally higher than those of domestic transactions.

Foreign Currency Transactions. The Fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded on an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund.

In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade’s settlement date. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” The Sub-Advisor expects to enter into settlement hedges in the normal course of managing the Fund’s foreign investments. The Fund could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Sub-Advisor.

The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, they could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling—for example, by entering into a forward contract to sell European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover forward currency contracts.

Successful use of forward currency contracts will depend on the Sub-Advisor’s skill in analyzing and predicting currency values. Forward contracts may substantially change the Fund’s investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as the Sub-Advisor anticipates. For example, if a currency’s value rose at a time when the Sub-Advisor had hedged the Fund by selling that currency in exchange for U.S. dollars, the Fund would be unable to participate in the currency’s appreciation. If the Advisor hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Sub-Advisor increases the Fund’s exposure to a foreign currency, and that currency’s value declines, the Fund will realize a loss. There is no assurance that the Sub-Advisor’s use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of the Fund.

Derivatives. The Fund may use derivatives, such as futures, options, options on futures, and forward foreign currency exchange contracts. A derivative is a financial contract whose value is based on (or “derived from”) a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500). A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in one or more securities, currencies, indices or other assets. The Fund may use derivatives for hedging purposes, including to attempt to protect against possible changes in the market value of securities held or to be purchased for the Fund’s portfolio resulting from securities markets, currency exchange rate or interest rate fluctuations (i.e., to hedge); protect the Fund’s unrealized gains reflected in the value of its portfolio securities; and facilitate the sale of such securities for investment purposes. The Fund may use any or all of these investment techniques and different types of derivative securities may be purchased at any time and in any combination. There is no particular strategy that dictates the use of one technique rather than another, as use of derivatives is a function of numerous variables, including market conditions.

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. In addition, certain derivatives have the potential for unlimited losses regardless of the size of the initial investment. Derivatives also involve the risk of mispricing or improper valuations (particularly, for non-standardized contracts) and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices. Derivatives may also be less liquid and may be difficult or impossible to sell or terminate at a desirable time or price. Derivatives may also involve credit risk which is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. Use of derivatives may also increase the amount and affect the timing and character of taxes payable by shareholders. The Fund may lose money on derivatives or may not fully benefit on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The Fund’s ability to benefit from derivatives is largely dependent on the Sub-Advisor’s ability to use such strategies successfully. For more information about the various types of derivatives, see the section in this SAI discussing such securities.

Futures Contracts. The Fund may enter into futures contracts. Futures contracts are standardized, exchange-traded contracts that require delivery of the underlying financial instrument (such as a bond, currency or stock index) at a specified price, on a specified future date. The buyer of the futures contract agrees to buy the underlying financial instruments from the seller at a fixed purchase price upon the expiration of the contract. The seller of the futures contract agrees to sell the underlying financial instrument to the buyer at expiration at the fixed sales price. In most cases, delivery never takes place. Instead, both the buyer and the seller, acting independently of each other, usually liquidate their long and short positions before the contract expires; the buyer sells futures and the seller buys futures.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures may be used for hedging (i.e., to protect against adverse future price movements in the Fund’s portfolio securities, or in securities the Fund intends to purchase). For example, if the portfolio manager thinks that the stock market might decline, the portfolio manager could sell stock index futures to safeguard the Fund’s portfolio. If the market declines as anticipated, the value of stocks in the Fund’s portfolio would decrease, but the value of the Fund’s futures contracts would increase. Using futures, however, involves significant risk since futures contracts are highly leveraged instruments. When a portfolio manager enters into a futures contract, the manager needs to put up only a small fraction of the value of the underlying contract as collateral, yet gains or losses will be based on the full value of the contract.

The use of futures contracts would expose the Fund to additional investment risks and transaction costs. Risks include: the risk that securities prices will not move in the direction that the Sub-Advisor anticipates; an imperfect correlation between the price of the futures contract and movements in the prices of any securities being hedged; the possible absence of a liquid secondary market for any particular futures contract and possible exchange-imposed price fluctuation limits; and leverage risk, which is the risk that adverse price movements in a futures contract can result in a loss substantially greater than the Fund’s initial investment in that contract. A relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) to the Fund.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as a futures commission merchant (FCM), when the contract (or written options thereon) is entered into. Initial margin deposits are typically equal to a percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to a return of the margin owed only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in a substantial loss as well as a gain, to an investor.

Put and Call Options. The Fund may purchase and write put and call options. Such options may relate to particular securities, indices or futures contracts, may or may not be listed on a domestic or non-U.S. securities exchange and may or may not be issued by the Options Clearing Corporation. A put option gives the purchaser the right to sell a security or other instrument to the writer of the option at a stated price during the term of the option. A call option gives the purchaser the right to purchase a security or other instrument from the writer of the option at a stated price during the term of the option. The Fund may use put and call options for a variety of purposes. For example, if the portfolio manager wishes to hedge a security owned by the Fund against a decline in price, the portfolio manager may purchase a put option on the underlying security; i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the portfolio manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the portfolio manager intends to purchase a security at some date in the future, the portfolio manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date.

Purchasing Put and Call Options. The Fund may purchase put and call options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire, by exercising the option or if able, by selling the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if a security’s price falls substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the security’s price falls. At the same time, the buyer can expect to suffer a loss if the security’s price does not rise sufficiently to offset the cost of the option.

The Fund will not invest more than 10% of the value of its net assets in purchased options.

Writing Put and Call Options. The Fund may write (i.e., sell) put and call options. When the Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund would be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in put options it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for put options the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. If the underlying security’s price rises, however, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.

If the security’s price remains the same over time, it is likely that the put writer will also profit, because it should be able to close out the option at a lower price. If the security’s price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the Fund to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in the security’s price increase.

The Fund will write only “covered” put and call options.

A call option written by the Fund is “covered” if the Fund: (a) owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio; or (b) meets the asset coverage requirements described under “Asset Coverage for Futures and Options Positions” below.

A put option written by the Fund is “covered” if the Fund: (a) holds a put on the same security having the same principal amount as the put option it has written and the exercise price of the put held is equal to or greater than the exercise price of the put written; or (b) meets the asset coverage requirements described under “Asset Coverage for Futures and Options Positions” below.

If options are “covered” by the Fund meeting the asset coverage requirements, the Fund’s economic exposure is not limited as it would be if the options are “covered” as described in paragraphs (a) above.

OTC Options. The Fund may engage in over-the-counter (“OTC”) options transactions. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor options to their needs, OTC options generally involve greater credit and default risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Additional Risks of Options and Futures Contracts.

Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions, such as futures and options. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of futures and options depends upon a variety of factors, particularly the portfolio manager’s ability to predict movements of the securities, currencies and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund.

Lack of Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund’s current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which they typically invest, which involve a risk that the Fund’s options or futures positions will not track the performance of the Fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect a security’s price the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options, futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities they wish to hedge or intend to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s options or futures positions are poorly correlated with other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts. There is no assurance that a liquid secondary market will exist for any particular option or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. In addition, if unable to close a future position, in the event of adverse price movements, the Fund would be required to make daily cash payments in order to maintain its required margin. In such situation, if the Fund has insufficient cash, it may have to sell other portfolio securities at an inopportune time to meet daily margin requirements. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund’ access to other assets held to cover options or futures positions could also be impaired.

Asset Coverage for Futures and Options Positions. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Limitations on Futures and Commodity Options Transactions. The Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the National Futures Association and is therefore not subject to registration or regulation as a pool operator under the Commodity Exchange Act. The Fund intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act.

The Fund’s investments in futures contracts and commodity options, and the Fund’s policies regarding futures contracts and options discussed elsewhere in this SAI may be changed as regulatory agencies permit. With respect to positions in commodity futures or commodity options contracts which do not come within the meaning and intent of bona fide hedging in the Commodity Futures Trading Commission (“CFTC”) rules, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the qualifying entity’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and, provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined by CFTC Rule 190.01(x) may be excluded in computing such 5%.

Swap Agreements. The Fund may enter into credit default swaps, interest rate swaps and currency swaps. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a “notional principal amount,” in return for payments equal to fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. The credit default swap allows a Fund to manage credit risk through buying and selling credit protection on specific names or a basket of names. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.

The Fund may enter into swaps with members of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by Advisor to be creditworthy.

Exchange-Traded Funds (“ETFs”). The Fund may invest in ETFs. ETFs are investment companies the shares of which, are bought and sold on a securities exchange. The securities of an ETF are redeemable only in larger aggregation of a specified number of shares and generally on an in-kind basis. Generally, certain ETFs may represent a portfolio of securities designed to track the composition and/or performance of specific indexes or portfolio of specific indexes, while other ETFs may be actively managed that do not track an index (generally referred to as actively-managed ETFs). The market prices of ETFs will fluctuate in accordance with both changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which its shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include: SPDRs®, Select Sector SPDRs®, DIAMONDSSM, NASDAQ 100 Shares and iShares. There are many reasons the Fund would purchase an ETF. For example, the Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have operating expenses including management fees that increase their costs versus the costs of owning the underlying securities directly. The Fund may purchase ETFs to the extent permitted by the 1940 Act, rules thereunder or as described below, to the extent permitted by exemptive orders granted to the various ETFs by the SEC. (See also the description of “Securities of Other Investment Companies”).

Securities of Other Investment Companies. The Fund may purchase the securities of other investment companies, including foreign and domestic registered and unregistered open-end funds, closed-end funds, unit investment trusts and ETFs if the purchase is in compliance with the 1940 Act, rules thereunder or any exemptive relief in which the Fund may rely. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses the Fund bears directly in connection with its own operations. If the Fund invests in securities of other investment companies, the return on any such investment will be reduced by the operating expenses, including investment advisory and administrative fees, of such investment companies. (Such Fund indirectly absorbs its pro rata share of the other investment companies’ expenses.) However, the Sub-Advisor believes that at times the return and liquidity features of these securities may be more beneficial than other types of securities.

Except as described in the following paragraph, the Fund currently intends to limit investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. These limitations do not apply to investments in investment companies through a master-feeder type arrangement. In addition, to the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds, including those advised by the Sub-Advisor or otherwise affiliated with the Advisor, in excess of the limits discussed above.

With respect to the Fund’s investments in ETFs, pursuant to certain specific exemptive orders issued by the SEC to several ETFs, and procedures approved by the Board, the Fund may invest in certain ETFs in excess of the limits described above, provided that the Fund has described ETF investments in its Prospectus and otherwise complies with the conditions of the applicable SEC exemptive orders, each as may be amended, and any other applicable investment limitations.

Illiquid Securities. Under SEC rules, an investment in a security is generally deemed to be “illiquid” if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such security is valued by the Fund.

The Board has authorized the Advisor to make liquidity determinations with respect to certain securities, including Rule 144A securities. A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be an illiquid security.

The Fund may invest up to 15% of its net assets in illiquid securities including “restricted” securities and private placements for which there is no public market value.

Securities in which the Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the “1933 Act”), such as securities issued in reliance on the so-called “private placement” exemption from registration which is afforded by Section 4(2) of the 1933 Act (“Section 4(2) securities”). Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Any such restricted securities will be considered to be illiquid for purposes of the Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board, the Advisor has determined such securities to be liquid because such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable. The Fund will limit its investment in Section 4(2) securities to not more than 10% of its net assets.

The fair value of these securities will be determined by the joint Pricing Committee of the Advisor and the Company with oversight by the Board of Directors in accordance with Board-approved Pricing Policies and Procedures. Given the inherent uncertainties of estimating fair market value, there can be no assurance that the value placed on a security will be appropriate in terms of how the security may be ultimately valued on the public market. These securities may never be publicly traded and the Fund may not be able to easily liquidate positions in these securities.

If illiquid securities exceed 15% of the Fund’s net assets after the time of purchase, the Fund will take steps to reduce, in an orderly fashion, its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the Sub-Advisor may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their prices depreciate. Depreciation in the prices of illiquid securities may cause the net asset value of the Fund to decline.

Borrowing to Purchase Securities (Leveraging). The Fund may use leverage, that is, borrow money to purchase securities. Leverage increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the borrowing costs (including interest), the net asset value of the Fund will rise. On the other hand, if the investment gains fail to cover the borrowing costs or if there are losses, the net asset value of the Fund will decrease.

The 1940 Act requires borrowings to have 300% net asset coverage, which means, in effect, that the Fund would be permitted to borrow up to an amount equal to one-third of the value of its total assets. If the

Fund fails to meet this asset coverage test for any reason including adverse market conditions, it will be required to reduce borrowings within three business days to the extent necessary to meet the test. This requirement may make it necessary to sell a portion of the Fund’s securities at a time when it is disadvantageous to do so. The amount the Fund can borrow may also be limited by applicable margin limitations of the Federal Reserve Board. Briefly, these provide that banks subject to the Federal Reserve Act may not make loans for the purpose of buying or carrying margin stocks if the loan is secured directly or indirectly by a margin stock, to the extent that the loan is greater than the maximum loan value of the collateral securing the loan.

Despite the potential risks of leveraging, the Sub-Advisor believes there may be times when it may be advantageous to the Fund to borrow to make investments. For example, when the portfolio manager perceives unusual opportunities in the market or in a particular sector, the portfolio manager may want to be more than 100% invested. Borrowing may also be considered when stock prices and trading volume are not favorable for securities a portfolio manager wants to sell, but stock prices and trading volume are favorable for securities the portfolio manager wants to buy. In these situations, which arise infrequently, borrowing may allow a portfolio manager to take advantage of favorable opportunities to purchase desired securities without having to sell securities at unfavorable prices.

Real Estate Securities. The Fund may invest in real estate investment trusts (“REITs”). REITs pool investors’ funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. While there are many types of REITs, all REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. The risks from investing in REITs include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

Municipal Obligations. The Fund primarily invests in municipal securities whose interest, in the opinion of the securities’ counsel, is exempt from federal income tax and from the federal alternative minimum tax. Neither the Sub-Advisor nor the Fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with such counsel’s opinion. If certain types of investments the Fund buys as tax-exempt are later ruled to be taxable, a portion of the Fund’s income could be taxable. To the extent that the Fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities financing similar projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, may affect similar projects and the overall municipal securities market.

Warrants. The Fund may invest in warrants to participate in an anticipated increase in the market value of the security. A warrant entitles the holder to buy a security at a set price during a set period of time. If such market value increases, the warrant may be exercised and sold at a gain. A loss will be incurred if the market value decreases or if the term of the warrant expires before it is exercised. Warrants convey no rights to dividends or voting.

Convertible Securities. The Fund may invest in convertible securities. These are generally bonds or preferred stocks that are convertible into a corporation’s common stock. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities or preferred stocks in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure and therefore generally entail less risk of loss of principal than the corporation’s common stock.

In selecting convertible securities for the Fund, the Sub-Advisor will consider among other factors, its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund’s portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

Capital appreciation for the Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by the Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund. Convertible securities may have mandatory sinking fund provisions prior to maturity, a negative feature when interest rates decline.

Refer to Appendix A for a description of preferred stock and long- and short-term debt ratings.

Preferred Stock. The Fund may invest in preferred stock. Preferred stock, unlike common stock, may offer a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative, non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. For a description of preferred stock ratings, see Appendix A.

Corporate Bonds. The Fund may invest in corporate bonds that are rated, at the time of purchase, in the four highest categories by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Service, Inc., a division of McGraw-Hill Companies, Inc. (“S&P”) or other nationally recognized rating agencies or unrated securities deemed by the Sub-Advisor to be of comparable quality. These high rated bonds are also known as “investment grade debt securities.” The Fund may also invest up to 10% of its net assets in corporate bonds that are lower rated (Moody’s Ba or lower or S&P BB or lower). These lower rated bonds are also known as “non-investment grade debt securities” or “junk bonds.” See Appendix A for a description of ratings on investment grade and non-investment grade debt securities.

Money Market Instruments. The Fund may invest in a variety of money market instruments for pending investments, to meet anticipated redemption requests and/or to retain the flexibility to respond promptly to changes in market, economic or political conditions and/or when the Sub-Advisor takes temporary defensive positions, including when the Sub-Advisor is unable to locate attractive investment opportunities or when the Sub-Advisor considers market, economic or political conditions to be unfavorable for profitable investing. Money Market Instruments include, but are not limited to, the following instruments. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are generally negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers’ acceptances rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Non-investment Grade Securities. The Fund may invest up to 10% of its total assets in non-investment grade securities. Such securities include high yield (junk) bonds, convertible bonds, preferred stocks and convertible preferred stocks.

Non-investment grade bonds are debt securities rated Ba or lower by Moody’s or BB or lower by S&P. They generally offer greater returns in the form of higher average yields than investment grade debt securities (rated Baa or higher by Moody’s or BBB or higher by S&P). Non-investment grade debt securities involve greater risks than investment grade debt securities including greater sensitivity to changes in interest rates, the economy, the issuer’s solvency and liquidity in the secondary trading market. See Appendix A for a description of corporate bond ratings.

Yields on non-investment grade debt securities will fluctuate over time. The prices of non-investment grade debt securities have been found to be less sensitive to interest rate changes than investment grade debt securities, but more sensitive to adverse economic changes or individual issuer developments. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to pay principal and interest obligations, meet projected business goals and to obtain additional financing. If the issuer of a debt security held by the Fund defaulted, the Fund might incur additional expenses seeking to recover the issuer’s defaulted obligation. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt securities and the Fund’s net asset value. Furthermore, the market prices of non-investment grade debt securities structured as zero coupon or payment-in-kind securities are affected to a greater extent by interest rate changes and tend to be more volatile than securities that pay interest periodically and in cash.

Non-investment grade debt securities present risks based on payment expectations. For example, they may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. A high-yielding security’s value will decrease in a rising interest rate market and will result in a corresponding decrease in the value of the Fund’s assets. Unexpected net redemptions may force the Fund to sell securities including, but not limited to, non-investment grade debt securities, without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the rate of return.

To the extent that there is no established secondary market, there may be thin trading of non-investment grade securities, including high yield bonds, convertible bonds, preferred stocks and convertible preferred stocks held by the Fund. This may adversely affect the ability of the Joint Pricing Committee of the Advisor or the Company’s Board of Directors to accurately value the Fund’s non-investment grade securities and the Fund’s assets and may also adversely affect the Fund’s ability to dispose of the securities. In the absence of an established secondary market, valuing securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of non-investment grade securities, especially in a thinly traded market. Illiquid or restricted non-investment grade securities purchased by the Fund may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Certain risks are associated with applying ratings as a method for evaluating non-investment grade securities. For example, credit ratings for bonds represent the rating agency’s opinion as to the safety of principal and interest payments, not the market value risk of such securities. Credit rating agencies may fail to timely change credit ratings to reflect subsequent events. The ratings are only the opinions of the agencies issuing them and are not absolute guarantees of quality. The Sub-Advisor continuously monitors the issuers of non-investment grade debt securities held by the Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments and to assure the securities’ liquidity. The Fund may be more dependent upon the Sub-Advisor’s own analysis of non-investment grade securities than is the case for investment grade securities. Also, the Fund may retain a portfolio security whose rating has been changed if the security otherwise meets the Fund’s investment criteria.

Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to make payments on the security when due. Securities rated non-investment grade are particularly subject to credit risk. These securities are predominantly speculative and are commonly referred to as “junk bonds.” To the extent the Fund purchases or holds convertible or other non-investment grade securities, the Fund may be exposed to greater risk that the issuer will not repay principal, or pay interest or dividends on such securities in a timely manner.

Debt securities may be rated by a ratings agency. Ratings published by rating agencies are widely accepted measures of credit risk (Rating agencies’ descriptions of non-investment grade securities are contained in Appendix A of this SAI). The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower-rated bonds generally pay higher yields to compensate investors for the greater risk.

Interest Rate Risk. Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. Even though some interest-bearing securities are investments which offer a stable stream of income at relatively high current yield, the prices of such securities are affected by changes in interest rates and are therefore subject to market price fluctuations. The value of fixed income securities varies inversely with changes in market interest rates. When interest rates rise, the value of the Fund’s fixed income securities, and therefore its net asset value per share, generally will decline. In general, the value of fixed-rate debt securities with longer maturities is more sensitive to changes in market interest rates than the value of such securities with shorter maturities. Thus, if the Fund is invested in fixed income securities with longer weighted average maturities, the net asset value of the Fund should be expected to have greater volatility in periods of changing market interest rates.

United States Government Securities. To the extent consistent with its investment objective, the Fund may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. The Fund may also invest in other securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association (“SLMA”), are supported only by the credit of the instrumentalities. Obligations of the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Securities guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or an agency or instrumentality thereof; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations will therefore be regarded as illiquid. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law.

U.S. Treasury Inflation-Protection Securities (TIPS). The Fund may invest in U.S. Treasury Inflation-Protection Securities. Inflation-protection securities are a type of marketable book-entry security issued by the United States Department of Treasury (“Treasury”) with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. Consumer Price Index for All Urban Consumers (“CPI-U”).

The value of the principal is adjusted for inflation, and every six months the security pays interest, which is an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference Consumer Price Index (“CPI”) applicable to such date to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component receives this additional amount. The final interest payment, however, is based on the final inflation-adjusted principal value, not the original par amount.

The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury’s payment obligations on the inflation-protection security that need that month’s CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

Inflation-protection securities are held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities are maintained and transferred at their original par amount, i.e., not their inflation-adjusted value. The Federal Reserve program was established by the Treasury Department and is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” STRIPS components are maintained and transferred in TRADES at their value based on their original par amount of the fully constituted security.

U.S. Treasury Strips. The Fund may invest in U.S. Treasury Strips. Zero coupon Treasury securities (U.S. Treasury Strips) are debt obligations which do not entitle the holder to periodic interest payments prior to maturity and are traded at a discount from their face amounts. The discount of zero coupon Treasury securities varies primarily depending on the time remaining until maturity and prevailing levels of interest rates. Zero coupon securities can be sold prior to their due date in the secondary market at the then-prevailing market value. The market prices of zero coupon securities are generally more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically and may respond to a greater degree to fluctuations in interest rates than do non-zero coupon securities.

Stripped Obligations. The Fund may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount from their “face value,” and may include stripped mortgage-backed securities (“SMBS”). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal the Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Board of Directors if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund’s per share net asset value.

The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Fund may purchase securities registered in the STRIPS program. Under the STRIPS program, the Fund will be able to have beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

In addition, the Fund may acquire U.S. Government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury

Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Advisor and Sub-Advisor are unaware of any binding legislative, judicial or administrative authority on this issue.

Repurchase Agreements. The Fund may agree to purchase repurchase agreement securities from financial institutions (including clearing firms registered with the SEC that provide comparison, netting and settlement services to its members with respect to repurchase agreement transactions), and the corporate parents or affiliates of such financial institutions or clearing firms, subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Although the underlying securities’ collateral related to a repurchase agreement may bear maturities exceeding one year, the term and settlement for the repurchase agreement security will never be more than one year and normally will be within a shorter period of time (often one business day). Underlying securities’ collateral related to repurchase agreements are held either by the Fund’s custodian or sub-custodian (if any). The seller, under a repurchase agreement, will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund includes the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying securities’ collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Fund’s custodian monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. This is done in an effort to determine whether the value of the collateral always equals or exceeds the agreed upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

In addition, the Fund may invest in repurchase agreements for pending investments, to meet anticipated redemption requests, to retain the flexibility to respond promptly to changes in market, economic or political conditions and/or when the Sub-Advisor takes temporary defensive positions, including when the Sub-Advisor is unable to locate attractive investment opportunities or when the Sub-Advisor considers market, economic or political conditions to be unfavorable for profitable investing.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33 1/3% of the value of the Fund’s total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive interest and dividends from the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day’s notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the

Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors. On termination of the loan, the borrower is required to return the securities to the Fund and any gain or loss in the market price during the loan would be borne by the Fund.

Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in the securities which are the subject of the loan. The Fund will pay reasonable finders, administrative and custodial fees in connection with loans of securities or may share the interest earned on collateral with the borrower.

The primary risk in securities lending is default by the borrower as the value of the borrowed security rises, resulting in a deficiency in the collateral posted by the borrower. The Fund seeks to minimize this risk by computing the value of the security loaned on a daily basis and requiring additional collateral if necessary.

Calculation of Portfolio Turnover Rate. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares. The Fund is not restricted by policy with regard to portfolio turnover and will make changes in investment portfolios from time to time as business and economic conditions as well as market prices may dictate.

FUND RESTRICTIONS AND POLICIES

The Company has adopted the following restrictions and policies relating to the investment of assets of the Fund and its activities. These are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Fund affected (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). A change in policy affecting only one Fund may be effected with the approval of a majority of the outstanding shares of such Fund.

The Income Fund – may not:

1.	Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements secured by such obligations.

2.	Purchase any securities which would cause more than 25% of the Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry; provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

3.	Borrow money or issue senior securities except as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder;

4.	Make loans, except that the Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions, and enter into repurchase agreements;

5.	Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities and except as may be necessary to make margin payments in connection with derivative securities transactions;

6.	Underwrite the securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities;”

7.	Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction); and

8.	Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund.

The following restrictions are non-fundamental and may be changed by the Company’s Board of Directors without shareholder vote.

The Income Fund will not:

1.	Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) to the extent permitted by the 1940 Act, rules thereunder or pursuant to any exemptions therefrom;

2.	Engage in any short sales;

3.	Mortgage or hypothecate the Fund’s assets in excess of one-third of the Fund’s total assets.

If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause the Fund’s investments in illiquid securities, repurchase agreements with maturities in excess of seven days and other instruments in the Fund which are not readily marketable to exceed the limit for its investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such an event, however, the Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

Any investment restriction or limitation, fundamental or otherwise, appearing in the Prospectus or SAI, which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets, and such excess results therefrom.

Disclosure of Portfolio Holdings. The Board of Directors has adopted the Policies on Releasing Portfolio Securities for the Fund (the “Disclosure Policies”) with respect to disclosure of information about the portfolio holdings of the Fund and the Advisor’s separately managed clients. The Disclosure Policies are intended to ensure compliance by the Advisor, Sub-Advisor and the Fund with the applicable restrictions of the federal securities laws, including the 1940 Act. It is the policy of the Advisor and the Fund to prevent the selective disclosure of non-public information concerning the Fund. The Board and the Advisor considered each of the circumstances under which the Fund’s portfolio holdings may be disclosed to different categories of persons under the Disclosure Policies. The Advisor and the Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders, on the one hand, and those of the Advisor and its affiliates, on the other hand. After giving due consideration to such matters and after the exercise of their fiduciary duties, the Advisor and the Board determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Disclosure Policies. The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (i) reviewing, at least quarterly, the potential and actual material conflicts that could arise between the Fund’s shareholders and those of the Advisor and Sub-Advisor for any waivers and exceptions made of these Disclosure Policies during the preceding quarter and determine if they were made in the best interests of Fund shareholders; (ii) reviewing, at least quarterly, any violation(s) of these Disclosure Policies during the preceding quarter; and (iii) reviewing these procedures from time to time for their continued appropriateness and amend or ratify these Disclosure Policies as it deems necessary. In addition, the Board of Directors oversees the implementation and enforcement of the Disclosure Policies by the Chief Compliance Officer of the Fund and considers reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) that may arise in connection with the Disclosure Policies. The Advisor and the Board reserve the right to amend the Disclosure Policies at any time and from time to time without prior notice in their sole discretion.

The Advisor also manages certain separate accounts and creates model portfolios, the holdings of which may substantially overlap the Funds holdings. These clients of the Advisor have access to their portfolio holdings and/or the model portfolios and are not subject to the Fund’s portfolio holdings disclosure policy.

There is no assurance that the Funds’ policies and procedures with respect to the disclosure of portfolio holdings information will protect the Funds from the potential misuse of portfolio holdings information by those in possession of that information.

No compensation or other consideration is received by the Fund, the Advisor, the Sub-Advisor or any affiliated party in regard to this disclosure. “Consideration” includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Advisor or Sub-Advisor or by any affiliated person of the Advisor or Sub-Advisor.

General Policy. No information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party except as provided below:

•

Disclosure of Mutual Fund Holdings on a Lag. The Fund may publicly disclose all calendar quarter-end mutual fund holdings of the Fund, including lists of top ten holdings, after a 60 day delay for the Fund. Disclosure to consultant databases, ratings agencies (such as Morningstar and Lipper), financial advisors and shareholder servicing representatives, will be subject to the delays set forth in the foregoing sentence. Shareholders may obtain a complete list of holdings by contacting a Wasatch Funds’ shareholder services representative by calling 800.551.1700 or e-mailing shareholderservice@wasatchfunds.com.

•

Disclosure to Service Providers. Nothing contained in the Disclosure Policies is intended to prevent disclosure of portfolio holding information to the Advisor’s and Fund’s service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as custodians, fund accountants, administrators, independent registered public accounting firm, attorneys, writers (i.e., individuals who review and recommend edits to the Advisor to materials provided to Fund shareholders or the Advisor’s separately managed clients), data research providers (e.g. Factset), proxy voting services (e.g. Institutional Shareholder Services [“ISS”]), trading software, and each of their respective affiliates, provided that they are subject to duties of confidentiality imposed by law and/or contract (the “Service Providers”). The Board recognized the legitimate business purposes for the Service Providers to have access to information regarding the Fund’s portfolio holdings in connection with their official duties and responsibilities. The frequency of disclosure to and between the Service Providers varies and may be as frequent as daily, with no lag.

•

Disclosure of Aggregate Portfolio Characteristics. Aggregate portfolio characteristics may be made available without a delay. Nonexclusive examples of aggregate portfolio characteristics about the Fund include (1) the allocation of the Fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (2) the characteristics of the stock and bond components of the Fund’s portfolio holdings and other investment positions, (3) the attribution of Fund returns by asset class, sector, industry, and country, and (4) the volatility characteristics of the Fund.

•

Disclosure of Portfolio Holdings to Certain Analytic Companies. Certain analytic companies who calculate aggregate portfolio characteristics for consultants may receive quarterly holdings information without a delay; provided that (1) the recipient does not distribute the specific holdings information to third parties, other departments or persons before the expiration of the applicable delay period and public disclosure of such information and (2) the recipient signs a written non-disclosure (and non-use) agreement. The Fund’s complete portfolio holdings will be disclosed to the following analytic companies as part of ongoing arrangements that serve legitimate business purposes: State Street Analytics and Factset.

•

Disclosure of Portfolio Holdings to Broker-Dealers to Facilitate Trading. The Advisor’s trading or research departments may periodically distribute without a delay lists of applicable investments held by the Fund for the purpose of facilitating efficient trading of such securities and receipt of relevant research. Such lists shall not identify individual clients or individual client position sizes or show aggregate client position sizes. Since this disclosure does not involve the disclosure of complete portfolio holdings identified by client, this disclosure is not considered a waiver of the Disclosure Policies. The frequency of disclosure to broker-dealers for trading and research purposes is determined by the Advisor’s trading and research departments in connection with fulfilling their trading and research duties to the Fund. Such disclosure varies and may be as frequent as daily, with no delay.

•

Disclosure of Individual Portfolio Holdings. Certain research analysts and other senior officers or spokespersons of the Advisor or Fund may disclose or confirm the ownership of any individual portfolio holding position in materials prepared for Fund shareholders (such as “Manager’s Comments”), media interviews, due diligence meetings with management, shareholders, consultants and other interested parties; provided that (1) aggregate client position size is not disclosed, (2) the discloser has made a good faith judgment that such disclosure does not effectively result in the disclosure of the complete portfolio holdings of the Fund (which can be disclosed only in accordance with the Disclosure Policies), and (3) such information does not constitute material non-public information.

Disclosure as Required by Law. The Fund’s portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising the Fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by the Advisor, the Sub-Advisor or the Fund as required by applicable laws, rules and regulations must be authorized by a Fund officer or an officer of the Advisor.

Waivers or Exceptions of Disclosure Policies. The Disclosure Policies may not be waived, or exceptions made, without the consent of the Advisor’s Compliance Department (“Compliance Department”) and the execution of a written non-disclosure (and non-use) agreement in a form and substance acceptable to the Compliance Department. All waivers and exceptions will be disclosed to the Board of Directors and/or Audit Committee at its next regularly scheduled quarterly meeting. The frequency with which complete portfolio holdings may be disclosed to a recipient pursuant to a waiver (the “Recipient”), and the length of the delay, if any, between the date of the information and the date on which the information is disclosed to the Recipient, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Fund and their shareholders and the Advisor’s separate account clients, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Recipient varies and may be as frequent as daily, with no delay.

MANAGEMENT OF THE COMPANY

Management Information. The business affairs of Wasatch Funds are supervised by its Board of Directors. The Board consists of four directors who are elected and serve until their successors are elected and qualified.

The directors and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below. The Advisor retains proprietary rights to the Company name.

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director[2]
Independent Directors

James U. Jensen, J.D., MBA 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 64	Director and Chairman of the Board	Indefinite Served as Chairman of the Board since 2004 and Director since 1986	Chief Executive Officer of Clearwater Governance Group (an operating board governance consulting company) July 2008 to present; Co-Founder and Chairman of the Board of Intelisum, Inc. (a company pursuing computer and measurement technology and products) 2001 - 2008; Consultant on corporate growth and technology transfer since 2004; Vice President, Corporate Development, Legal Affairs and General Counsel, and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	18

Private companies and foundations.

Director of Cognigen Networks, Inc. (internet and relationship enabled marketing company) since December 2007.

Director of Bayhill Capital Corporation (telephone communications) since December 2007.

William R. Swinyard, Ph.D. 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 68	Director and Chairman of the Audit Committee	Indefinite Served as Chairman of the Audit Committee since 2004 and Director since 1986	Professor of Business Management and Holder of the Fred G. Meyer Chair of Marketing (Emeritus), Brigham Young University since 1978.	18	None

D. James Croft, Ph.D. 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 66	Director	Indefinite Served as Director since 2005	Consultant since 2004 and Founder & Executive Director, Mortgage Asset Research Institute from 1990 to 2004.	18	None

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director[2]
Interested Director

Samuel S. Stewart, Jr., Ph.D. CFA[3] 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 66	President and Director	Indefinite Served as President and Director since 1986	Chairman of the Board for the Advisor since 1975; Chief Investment Officer of the Advisor since 2004; Director of Research of the Advisor from 1975 to 2004; Chairman of the Board of Wasatch Funds from 1986 to 2004.	18	None

[1]	A Director may serve until his death, resignation, removal or retirement. Each Independent Director shall retire as Director at the end of the calendar year in which he attains the age of 72 years.
[2]

Directorships are those held by a Director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

[3]	Mr. Stewart is an Interested Director because he serves as a director and officer of the Advisor.

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Officers

Daniel D. Thurber 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 39	Vice President	Indefinite Served as Vice President since February 2007	General Counsel, Chief Compliance Officer and Director of Compliance for the Advisor since 2006; Chief Compliance Officer and Secretary for Wasatch Funds from May 2006 to February 2007; Associate and Partner at Dorsey & Whitney LLP from 2001 to 2006.

Russell L. Biles 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 40	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007; Secretary for Wasatch Funds since November 2008; Counsel for the Advisor since October 2006; Senior Compliance Administrator for the Advisor from October 2005 to October 2006; Attorney and Managing Member of Nicholls Nicholls Biles & Bower, LLC from 2002 to 2005.

Eric Huefner 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 44	Vice President and Treasurer	Indefinite Served as Vice President since February 2008 and Treasurer since November 2008	Vice President for Wasatch Funds since February 2008; Treasurer for Wasatch Funds since November 2008; Director of Mutual Funds for the Advisor since June 2006; Business Director, Campbell Soup Company, March 2003 to May 2006.

Board of Directors and Committees. The Board of Directors has appointed the officers of the Company to be responsible for the overall management and day-to-day operations of the Company’s business affairs between board meetings.

The Company’s Board of Directors has created an Audit Committee whose members are Messrs. Jensen, Swinyard and Croft. The primary functions of the Audit Committee are to recommend to the Board of Directors the independent registered public accounting firm to be retained to perform the annual audit, to review the results of the audit, to review the Fund’s internal controls and review certain other matters relating to the Fund’s independent registered public accounting firm and financial records. The Audit Committee met four times during the fiscal year ended September 30, 2008. The Company’s Board of Directors has no other committees.

Directors’ Fund Holdings as of December 31, 2007.

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Directors in Family of Investment Companies
Interested Director
Samuel S. Stewart, Jr.		Over $	100,000
Income Fund	None
Independent Directors
James U. Jensen		Over $	100,000
Income Fund	None
William R. Swinyard		Over $	100,000
Income Fund	None
D. James Croft		Over $	100,000
Income Fund	None

Compensation. The Wasatch Funds’ method of compensating Directors is to pay each Independent Director a retainer of $36,000 per year for services rendered, a fee of $3,500 for each Board of Directors meeting attended and held telephonically. Also, the members of the Audit Committee receive a fee of $3,500 for each Audit Committee meeting attended and held telephonically, unless an Audit Committee meeting is held on the same day as a Board of Directors meeting, in which case there is no separate fee paid to the Audit Committee members. In addition, the Chairman of the Board receives an additional fee of $9,500 a year as Chairman and the Chairman of the Audit Committee receives an additional fee of $4,000 per year as Chairman. The Wasatch Funds also may reimburse the Independent Directors for travel expenses incurred in order to attend meetings of the Board of Directors and for continuing education expenses. Officers serve in that capacity without compensation from the Company. The table below sets forth the compensation paid to the Company’s Directors during the fiscal year ended September 30, 2008 (exclusive of out-of-pocket expenses reimbursed).

Name of Director	Aggregate Compensation from Company	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Fund and Fund Complex paid to Directors
Interested Director
Samuel S. Stewart, Jr.	$0	$0	$0

Independent Directors
James U. Jensen	$57,500	$0	$57,500
William R. Swinyard	$52,750	$0	$52,750
D. James Croft	$49,500	$0	$49,500

Code of Ethics. Rule 17j-1 under the Investment Company Act is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with or with access to information about a fund’s investment activities. The Wasatch Funds, the Advisor and the Sub-Advisor have each adopted a Code of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics each require personnel who are “access persons” of any Fund within the meaning of Rule 17j-1 to comply with the Code of Ethics adopted pursuant to Rule 17j-1, subject to sanctions by the Advisor, or Sub-Advisor as applicable, in the event of non-compliance.

The Codes of Ethics place certain restrictions on the trading activities of its access persons. Under the Advisor’s Code, access persons are further required to pre-clear by memorandum approved by the Advisor’s Approval Committee each personal transaction in a non-exempt security. The pre-clearance process is designed to prevent transactions that conflict with the Wasatch Funds’ interests. Access persons under the Advisor’s Code are also required to report their non-exempt personal securities transactions on a quarterly basis. Under the Sub-Advisor’s Code, access person are also required to pre-clear personal securities transactions on non-exempt securities with their compliance officer. The access person’s under the Sub-Advisor’s Code must also report, among other things, their non-exempt personal securities transactions on a quarterly basis.

Proxy Voting Policies. The Company’s, the Advisor’s and the Sub-Advisor’s Proxy Voting Policy and Procedures are attached as Appendix B to this SAI.

The Company on behalf of each of its series files their proxy voting records on Form N-PX with the SEC at the end of each 12-month period ended June 30. Form N-PX must be filed by the Company on behalf of its series each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling 800.551.1700 or visiting the Wasatch Funds’ web site at www.wasatchfunds.com or the SEC’s web site at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 15, 2008, the Fund was aware that the following persons or entities owned a controlling interest (ownership of greater than 25%) or owned of record 5% or more of the outstanding shares of the Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Company. An asterisk below (*) indicates a shareholder of record, not a beneficial owner.

Name and Address	Percentage of Class Outstanding (%)
National Financial Services LLC* PO BOX 1602 South Bend, IN 46634	93.17

As of December 15, 2008, the directors and officers as a group owned less than 1% of the shares outstanding of the Fund’s outstanding shares.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisor and Sub-Advisor. As described above and in the Prospectus, the Advisor is responsible for making investment decisions and providing services for Wasatch Funds under an advisory and service contract. The Advisor, organized in September 1975, has been in the business of investment management since November 1975, and had total assets under management including the assets of the Wasatch Funds of approximately $5.1 billion as of September 30, 2008. In December, 2007, the Advisor created WA Holdings, Inc. to act as a holding company of the Advisor. The Advisor is a wholly-owned subsidiary of WA Holdings, Inc. which is 100% owned by the employees of the Advisor. The holding company was created to allow the Advisor to plan for growth and the ongoing continuity of its organization. Dr. Samuel S. Stewart, Jr., Mr. Jeff S. Cardon and Ms. Karey D. Barker by virtue of their share ownership of WA Holdings, Inc., are deemed to control the Advisor.

Dr. Samuel S. Stewart, Jr., is President of Wasatch Funds and Chairman of the Board of the Advisor. Dr. Stewart is the only owner of more than 25% of WA Holdings, Inc. Dr. Stewart is an officer and director of the Advisor and is also an interested director of Wasatch Funds.

The principal executive officers and directors of the Advisor are Samuel S. Stewart, Jr., Ph.D., Chairman of the Board and Chief Executive Officer; Jeff S. Cardon, President, Treasurer and Director; Karey D. Barker, Vice President and Director; Michael K. Yeates, Chief Financial Officer, Vice President and Director; J.B. Taylor, Director; Daniel D. Thurber, General Counsel, Vice President, Secretary and Chief Compliance Officer; and Eric S. Bergeson, Director. In addition to positions held with the Advisor the following also hold positions with the Company: Dr. Stewart, President; and Mr. Thurber, Vice President.

Under an Advisory and Service Contract, the Fund pays the Advisor a monthly fee computed on average daily net assets. The Income Fund pays the Advisor at the annual rate of 0.55%. The management fee is computed and accrued daily and are payable monthly.

Under an investment advisory agreement with 1st Source Corporation Investment Advisors, Inc. (“1st Source”), the 1st Source Monogram Income Fund, the Predecessor Fund to the Income Fund, paid an advisory fee of 0.55% of the fund’s average daily net assets 1st Source, a wholly-owned subsidiary of 1st Source Bank.

For each of the past three fiscal years ended March 31, and the six months ended September 30, 2008, 1st Source earned the amounts indicated below with respect to investment advisory services provided to the Predecessor Fund pursuant to the prior investment advisory agreement with 1st Source.

Fiscal Year ended March 31, 2006	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2008	Six Months ended September 30, 2008
$413,138	$414,892	$449,049	$249,524

The Advisor provides an investment program for, and carries out the investment policy and manages the portfolio assets of the Fund. The Advisor is authorized, subject to the control of the Board of Directors of the Company, to determine the selection, quantity and time to buy or sell securities for the Fund. In addition to providing investment services, the Advisor pays for office space and facilities for the Company.

The Fund pays all of its own expenses, including, without limitation: the cost of preparing and printing registration statements required under the Securities Act of 1933 and the 1940 Act and any amendments thereto; the expense of registering shares with the SEC and in the various states; costs of typesetting, printing and mailing the Prospectus, SAI and reports to shareholders; reports to government authorities and proxy statements; fees paid to Directors who are not interested persons (as defined in the 1940 Act); interest charges; taxes; legal expenses; association membership dues; auditing services; administrative services; insurance premiums; fees and expenses of the Custodian of the Fund’s assets; printing and mailing expenses; charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents; certain expenses incurred by employees of the Advisor; and extraordinary and non-recurring expenses.

The Advisory and Service Contract will terminate automatically in the event of its assignment. In addition, the Advisory and Service Contract is terminable at any time, without penalty, by the Board of Directors or by a vote of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to the Advisor. The Advisory and Service Contract shall continue in effect for an initial period of not more than two years and then shall continue in effect only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Company, or by a vote of a majority (as defined in the 1940 Act) of the outstanding securities of the Fund, provided that, in either event, such continuance is also approved by a vote of a majority of the directors who are not parties to such Agreement, or interested persons of such parties (the “Disinterested Directors”), cast in person at a meeting called for the purpose of voting on such approval.

The portfolio of the Income Fund is managed by a sub-advisor, 1st Source Corporation Investment Advisors, Inc. (“1st Source”). Under a sub-advisory agreement between the Advisor and 1st Source, the Advisor has agreed to pay the Sub-Advisor a management fee, which is currently equal to 0.52% of the Fund’s average daily net assets. 1st Source is a registered investment advisor that has been in business since 2001. 1st Source agreed to become the sub-advisor for the Income Fund in 2008. 1st Source has its offices at 100 North Michigan Street, South Bend, Indiana 46601. 1st Source is a wholly owned subsidiary of 1st Source Bank, which is a wholly owned subsidiary of 1st Source Corporation, a publicly held bank holding company. 1st Source Bank, which was founded in 1936, and its affiliates, administer and manage on behalf of their clients, assets of approximately $3 billion. 1st Source Bank has over 60 years of banking experience. 1st Source makes the day-to-day investment decisions for the Income Fund. In addition, 1st Source continuously reviews, supervises and administers the Fund’s investment program.

The sub-advisory agreement will automatically terminate in the event of its assignment. In addition, the sub-advisory agreement is terminable at any time without payment of any penalty by the Board of Directors or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ notice to the Advisor and Sub-Advisor or by the Advisor or Sub-Advisor upon 60 days’ written notice to the other party. The sub-advisory agreement shall continue in effect for a period of not more than two years from the date of its execution and thereafter shall continue only so long as the date of its execution and thereafter shall continue only so long as such continuance is specifically approved annually by either the Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund and by a majority of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval.

In order to promote quality service, the Advisor may give financial rewards or special recognition to employees of service providers, such as the Wasatch Funds’ fulfillment agent, UMB Distribution Services, LLC. Costs associated with the financial rewards or special recognition are paid by the Advisor not the Wasatch Funds.

General Information

Administrator. The Company has entered into an administration agreement dated July 1, 2005, with State Street Bank and Trust Company (“State Street”), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, pursuant to which State Street provides administrative services to Wasatch Funds. Pursuant to an administration agreement effective July 1, 2005, the Administrator is responsible for (i) the general administrative duties associated with the day-to-day operations of Wasatch Funds; (ii) conducting relations with the custodian, independent registered public accounting firm, legal counsel and other service providers; (iii) providing regulatory reporting; and (iv) providing necessary office space, equipment, personnel, compensation and facilities for handling the affairs of Wasatch Funds. In performing its duties and obligations under the Administration Agreement, the Administrator shall not be held liable except in the case of its willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties.

As compensation for its administrative services, the Administrator receives fees at an annual rate of 0.0300% on the first $3.6 billion and then a decreasing rate for higher assets. This is based on Wasatch Funds’ net assets and the Fund pays its allocable portion.

Citi Fund Services Ohio, Inc. (“Citi”) served as administrator to the Predecessor Fund. Prior to its acquisition by Citigroup on August 1, 2007, the administrator was known as BISYS Fund Services Ohio, Inc. Citi received a fee from the Predecessor Fund for its services as administrator and expenses assumed pursuant to the administration agreement, equal to a fee calculated daily and paid periodically, at the annual rate equal to fifteen one-hundredths of one percent (0.15%) of the Predecessor Fund’s average daily net assets. For each of the past three fiscal years ended March 31 and the six month period ended September 30, 2008, Citi or BISYS Fund Services Ohio, Inc., the prior administrator, earned the amounts indicated below with respect to its services to the Predecessor Fund pursuant to the Administration Agreement:

Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2008	Six Months Ended September 30, 2008
$114,428	$113,153	$122,469	$68,053

Fund Accountant. Wasatch Funds has entered into an agreement with State Street pursuant to which State Street provides daily accounting services for the Company. Under the agreement with State Street, the cost to each Wasatch Fund is its allocable portion of the fee based upon Wasatch Funds’ assets computed daily and payable monthly, at the annual rate of 0.0125% and decreasing if the assets exceed $3.6 billion.

Distributor. Shares of the Fund are offered on a continuous basis through ALPS Distributors, Inc. (“ADI” or the “Distributor”), 1290 Broadway, Suite 1100, Denver, Colorado 80203, as distributor of the Funds pursuant to a Distribution Agreement between the Wasatch Funds and ADI. ADI also serves as distributor for other mutual funds. As distributor, ADI acts as the Wasatch Funds’ agent to underwrite, sell and distribute shares in a continuous offering, pursuant to a best efforts arrangement.

Transfer Agent. UMB Fund Services, Inc. (“UMBFS”), 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233-2301, acts as the Wasatch Funds’ transfer agent. As transfer agent, UMBFS keeps records of shareholder accounts and transactions. The Wasatch Funds pay UMBFS a transfer agent fee based on the number of shareholder accounts, subject to a minimum annual fee.

Custodian. State Street also serves as Wasatch Funds’ custodian and is responsible for among other things, safeguarding and controlling the Company’s cash and securities. Wasatch Funds pays State Street a custodian fee based upon assets and transactions of the Company.

Legal Counsel to Wasatch Funds and Independent Directors. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, IL 60603, acts as legal counsel to the Company and its Independent Directors and reviews certain legal matters for the Company in connection with the shares offered by the Prospectus.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 1055 Broadway, 10th Floor, Kansas City, Missouri 64105, is the Company’s independent registered public accounting firm. In this capacity the firm is responsible for auditing the financial statements of the Company and reporting thereon.

Other Service Agreements. The Company, on behalf of the Fund, has also entered into service agreements with various financial institutions pursuant to which the financial institutions provide certain administrative services with respect to their customers who are beneficial owners of shares of the Fund. Pursuant to these service agreements, the Advisor and/or the Fund compensates the financial institutions for the administrative services provided, which compensation is based on the aggregate assets of their customers who are invested in the Fund.

Rule 12b-1 Plan. The Company has not adopted a distribution plan with respect to the Fund pursuant to Rule 12b-1 under the 1940 Act.

However, the Coventry Group adopted a Distribution and Shareholder Service Plan (the “Plan”) with respect to the Predecessor Fund pursuant to Rule 12b-1 under the 1940 Act under which the Predecessor Fund was authorized to pay Foreside Distribution Services, L.P., (“Foreside”) the Predecessor’s Fund distributor, in an amount not in excess, on an annual basis, of 0.25% of the average daily net asset value of the shares of the Fund (the “12b-1 Fee”). Payments of the 12b-1 Fee to Foreside were used (i) to compensate Participating Organizations (as defined below) for providing distribution assistance relating to the Fund’s Shares, (ii) for promotional activities intended to result in the sale of Shares and distribution of prospectuses to other than current shareholders, and (iii) to compensate Participating Organizations for providing shareholder services with respect to their customers who are, from time to time, beneficial and record holders of Shares. Participating Organizations include banks, broker-dealers, Foreside and other institutions. Payments to such Participating Organizations may be made pursuant to agreements entered into with Foreside.

Prior to its acquisition by Foreside Distributors, LLC on August 1, 2007, the Distributor was known as BISYS Fund Services Limited Partnership (“BISYS”), 690 Taylor Road, Suite 150, Gahanna, OH 43230. For the fiscal year ended March 31, 2007 and 2008 and the six months ended September 30, 2008, the Predecessor Fund incurred the following amounts pursuant to the Plan for payments to have been made to BISYS for certain distribution and shareholder services described above, all of which amounts were waived:

2007	Fiscal Year Ended March 31, 2008	Six Months Ended September 30, 2008
$188,587	$204,113	$113,420

PORTFOLIO MANAGER

As described in the Prospectus, the Fund is managed by a portfolio manager employed by the Fund’s Sub-Advisor. The portfolio manager makes the day-to-day investment decisions for the Income Fund. In addition, the Sub-Advisor continuously reviews, supervises and administers the Fund’s investment program.

Management of Other Accounts and Potential Conflicts of Interest. The following table lists the number and types of accounts managed by the Portfolio Manager and assets under management in those accounts as of December 15, 2008.

Accounts Managed by Portfolio Manager

	Registered Investment Company Accounts		Other Pooled Investment Vehicle Accounts		Other Accounts
Portfolio Manager	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed (In Millions)
Paul Gifford	1	$90,000,000	3	$165,000,000	290	$200,000,000

The Portfolio Manager did not manage any accounts with performance-based fees.

Portfolio managers at the Sub-Advisor may manage accounts for multiple clients. In addition, some funds or accounts managed by the portfolio manager or Sub-Advisor may have different fee structures, including performance fees, which are or have the potential to be, higher or lower than the fees paid by another fund or account. There may be inherent conflicts that arise in connection with a portfolio manager’s management of multiple accounts, including allocation of investment opportunities or securities purchased or sold in an aggregated order. Portfolio managers at the Sub-Advisor make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, the Sub-Advisor may take action with respect to one account that may differ from the timing or nature of action taken, with respect to another account. Accordingly, the performance of each account managed by a portfolio manager will vary. The Sub-Advisor has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes are reasonably designed to minimize the potential conflicts associated with managing multiple accounts for multiple clients.

The compensation of the portfolio managers varies with the general success of the Sub-Advisor as a firm and its affiliates. The portfolio manager’s compensation consists of a fixed annual salary, plus additional remuneration based on the overall performance of the Sub-Advisor and its affiliates for the given time period, and, to a lesser extent, based on the performance of the Fund managed by that portfolio manager. For purposes of determining the portfolio manager’s compensation, the Fund’s performance is measured on a pre-tax basis for the prior one-, three- and five- year periods against the performance of Morningstar’s High Quality Bond Fund peer group for the same periods.

Portfolio Management Fund Ownership. The dollar range of equity securities beneficially owned by the Fund’s portfolio manager as of December 15, 2008 is as follows:

Portfolio Manager	Fund	Dollar Range Of Equity Securities Beneficially Owned
Paul Gifford	Income Fund	$1 - $10,000

BROKERAGE ALLOCATION AND OTHER PRACTICES

The brokerage practices are monitored quarterly by the Board of Directors including the directors that are disinterested persons (as defined in the 1940 Act) of Wasatch Funds.

The Sub-Advisor is responsible for selecting the broker or dealer to execute transactions for the Fund and for negotiating and determining any commission rates to be paid for such transactions. The Sub-Advisor has no affiliated broker-dealer. The Sub-Advisor will use its best efforts to have transactions executed at prices that are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received. The Sub-Advisor may consider a number of factors when selecting a broker or dealer to effect a transaction, including its financial strength and stability, its reputation and access to the markets for the security being traded, the efficiency with which the transaction will be effected, and the value of research products and services that a broker lawfully may provide to assist the Sub-Advisor in the exercise of its investment decision-making responsibilities. Although the Sub-Advisor may use broker-dealers that sell Fund shares to make transactions for the Fund’s portfolios, the Sub-Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

During 2002 there was a shift in the brokerage industry toward trading securities in the over-the-counter market on agency or commission-equivalent basis rather than on a principal or net price basis. Over-the-counter (“OTC”) purchases and sales may be transacted directly with principal market makers or, under circumstances, on an agency basis if the Sub-Advisor believes that the interests of clients are best served by using a broker to execute OTC transactions where one or more market makers may not have the necessary liquidity and/or anonymity to fill the order. When the Sub-Advisor elects to transact in OTC securities on an agency basis, two transaction costs for a single trade may be incurred: a commission paid to the executing broker-dealer plus any mark-up or mark-down charged by the market making broker-dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, usually referred to as the underwriter’s concessions or discount. On occasion, purchases may also be made from the issuers.

Purchases and sales of fixed income securities will usually be principal transactions. Such securities are often purchased or sold from or to dealers serving as market makers for the securities at a net price. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions consists primarily of dealer spreads. On occasion, purchases may also be made from the issuers.

If the Sub-Advisor believes that the purchase or sale of a security is in the best interest of more than one of its clients (including the Fund), the Sub-Advisor may aggregate the securities to be purchased or sold to obtain favorable execution and/or lower brokerage commissions. If an aggregate order is partially filled, the Sub-Advisor will allocate securities so purchased or sold, as well as the expense incurred in the transaction, in a manner it considers to be equitable and consistent with its fiduciary obligations to its clients.

Conflicts may arise in the allocation of investment opportunities among accounts (including the Fund) that the Sub-Advisor advises. The Sub-Advisor will seek to allocate investment opportunities believed appropriate for one or more of its accounts in a manner deemed equitable by the Sub-Advisor with the best interests of all accounts involved; however, there can be no assurance that a particular investment opportunity that comes to the Sub-Advisor’s attention will be allocated in any particular manner. When two or more clients of the Sub-Advisor (including the Fund) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

From time to time, the Sub-Advisor is given the opportunity to purchase an allocation of shares in an initial public offering (“IPO”). These allocations may be offered to the Sub-Advisor in part as a result of its past usage of various brokerage firms or previous private investments. If the aggregate order is partially filled, the Sub-Advisor will generally allocate securities purchased in these offerings to client accounts (including the Fund) within the designated investment style(s) for which the security is best suited using a pro-rata or other method believed equitable by it, unless the total allocation to the Sub-Advisor or a particular investment style is de minimis.

The Company’s Board of Directors has authorized the Sub-Advisor to pay a broker who provides research services commissions that are competitive but that are higher than the lowest available rate that another broker might have charged if the Sub-Advisor determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided. The provision of such services in exchange for brokerage business is commonly referred to as “soft-dollar arrangements.” Payment of higher commissions in exchange for research services will be made in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”) and other applicable state and federal laws. Section 28(e) of the 1934 Act defines “research” as, among other things, advice, directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Research products and services provided to the Sub-Advisor by broker-dealers may include, among other things, databases, data services, certain software and publications that provide access to and/or analysis of company, market and statistical data and proprietary research and analysis. In addition, the Sub-Advisor may receive certain products and services which provide both research and non-research or administrative assistance (“mixed-use”) benefits, for example, software which is used for both portfolio analysis and account administration. In these instances, the Sub-Advisor makes a reasonable allocation as follows: the portion of such service of specific component which provides assistance to Sub-Advisor in its investment decision-making responsibilities is obtained from the broker-dealer with commissions paid on client portfolio transactions (including the Wasatch Funds), while the portion of such services or specific component which provides non-research assistance is paid by the Sub-Advisor with its own resources.

The Sub-Advisor places portfolio transactions for other advisory accounts. Research services furnished by firms through which the Company effects its securities transactions may be used by the Sub-Advisor in servicing all of its accounts; not all of such services may be used by the Sub-Advisor in connection with the Company. In the opinion of the Sub-Advisor, the benefits from research services to each of the accounts (including the Wasatch Funds) managed by the Sub-Advisor cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Sub-Advisor, such costs to the Company will not be disproportionate to the benefits received by the Company on a continuing basis.

The Fund is required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Fund as of the close of its most recent fiscal year. As of the date of this SAI, the Fund did not own any stock of the Company’s regular brokers or dealers.

During the fiscal years ended March 31 and six months ended September 30, 2008, the Predecessor Fund paid the following brokerage commissions with respect to its portfolio transactions:

Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2008	Six Months Ended September 30, 2008
$6,045	$2,992	$6,873	$1,520

CAPITAL STOCK AND OTHER SECURITIES

Wasatch Funds was incorporated under Utah law on November 18, 1986, and reincorporated as a Minnesota corporation in January 1998. The Company is an open-end, registered management investment company under the 1940 Act.

The Company is authorized to issue shares in separate series, or “Funds.” Eighteen such Funds have been established:

Series A Common—Small Cap Growth Fund

Series B Common—Core Growth Fund

Series C Common—U.S. Treasury Fund

Series D Common—Ultra Growth Fund

Series E Common—Micro Cap Fund

Series F Common—Global Science & Technology Fund

Series G Common—Small Cap Value Fund

Series H Common—International Growth Fund

Series I Common—Micro Cap Value Fund

Series J Common—Heritage Growth Fund

Series K Common—International Opportunities Fund

Series L Common—Strategic Income Fund

Series M Common—Emerging Markets Small Cap Fund

Series N Common—Heritage Value Fund

Series O Common—Global Opportunities Fund

Series P Common—Income Fund

Series Q Common—Income Equity Fund

Series R Common—Long/Short Fund

The Board of Directors is authorized to create new Funds in addition to those already existing without the approval of shareholders of the Company. All shares of each respective Fund have equal voting rights; each share is entitled to one vote per share (with proportionate voting for fractional shares). Only shareholders of the Fund are entitled to vote on matters concerning that Fund.

The assets received by the Company upon the sale of shares of each Wasatch Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Wasatch Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Company not readily identifiable as belonging to a particular Fund will be allocated on the basis of each Wasatch Fund’s relative net assets during the fiscal year.

Each share of the Fund has equal dividend, distribution, liquidation and voting rights with other shares of that Fund. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the Fund and upon liquidation or dissolution of the series in the net assets remaining after satisfaction of outstanding liabilities.

The shares of each Wasatch Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, conversion, or exchange or similar rights, and will be freely transferable.

To illustrate the method of computing the offering price of Fund shares, the offering price per share on December 15, 2008, was as follows:

	Net Assets	Divided by ÷	Shares Outstanding	Equals =	Net Asset Value Per Share (Offering & Redemption Price)
Income Fund	$87,778,420.33		9,099,970.457		$9.65

Shareholder Meetings. The Wasatch Funds are not required to hold annual meetings of shareholders. The Company’s bylaws and Minnesota law provide for addressing important issues at specially scheduled shareholder meetings.

Wasatch Funds is always happy to meet with shareholders. The Wasatch Funds communicate important information through the Wasatch Funds’ web site as well as Annual and Semi-Annual Reports, newsletters, special mailings and other events throughout the year.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

The procedures to be followed in the purchase and redemption of shares as well as the method of determining the net asset value (NAV or the Fund’s share price) are fully disclosed in the Prospectus. Securities traded on a recognized stock exchange or market are valued at the last reported sales price from the exchange or market on which the security is primarily traded (“Primary Market”). A security traded on NASDAQ is valued at its official closing price. If there are no sales on any exchange or market on a given day, then the security is valued at the most recent bid price. If a security’s price is available on more than one U.S. or foreign exchange, the exchange that is the Primary Market for the security shall be used.

Debt securities with a remaining maturity greater than sixty (60) days are valued in accordance with the evaluated bid price supplied by a pricing service. Prices supplied by a pricing service may use a matrix, formula or other objective method that takes into consideration actual trading activity and volume, market indexes, credit quality, maturity, yield curves or other specific adjustments. Debt securities with a remaining maturity of sixty (60) days or less at the time of purchase generally are valued by the amortized cost method (i.e. valuation at acquisition cost increased each day by an amount equal to the daily accretion of the discount or amortization of premium) unless it is determined that the amortized cost method would not represent fair value, in which case the securities are marked to market. At times, valuations for debt securities may not be obtainable from pricing services. In all such cases, the Advisor will attempt to obtain market quotations from two or more dealers not affiliated with the Advisor (preferably market makers) and the security will be valued at the average of those quotations. If it is impracticable to obtain quotations from more than one dealer in time for the calculation of net asset value or if only one dealer provides a quotation, the quotation from that single dealer may be used. Where no dealer quotation is available, the Sub-Advisor, either independently or through the Fund’s accounting agent, may obtain market valuations from a widely used quotation system. If no such quotation is available for a security, the security will be valued at “fair value” using the procedures described below.

Option contracts on securities, currencies, indexes, futures contracts, commodities and other instruments are valued at the last reported sale price on the exchange on which they are principally traded, if available, and otherwise are valued at the current bid price. Futures contracts are valued at the most recent settlement price for the day. Securities or other portfolio assets denominated in foreign currencies are converted into U.S. dollars at the prevailing currency exchange rate at the time the Fund’s NAV is calculated, or as close to that time as is practicable.

Securities and other assets for which market prices are not readily available are priced at “fair value” as determined by the joint Pricing Committee of the Advisor and the Wasatch Funds (the “Pricing Committee”) in accordance with procedures and methodologies approved by the Board. Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the NYSE. Trading on foreign exchanges may not take place on all days on which there is regular trading on the NYSE, or may take place on days on which there is no regular trading on the NYSE (e.g., any of the national business holidays identified below). If events materially affecting the value of the Fund’s portfolio securities occur between the time when a foreign exchange closes and the time when the Fund’s net asset value is calculated (see following paragraph), such securities may be valued at fair value as determined by the Pricing Committee in accordance with procedures and methodologies approved by the Board.

The Fund’s portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day the NYSE is open for trading. The NYSE is closed, and net asset value will not be calculated, on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NYSE holidays are subject to change without notice. The NYSE may close early the day before each of these holidays and the day after Thanksgiving and Christmas.

The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on the Fund’s net asset value next determined after your instructions are received in “good order” by the Transfer Agent or by your registered securities dealer. The sale of the Fund’s shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in the Fund’s best interest to do so.

The Fund will deduct a fee of 2.00% from redemption proceeds on shares held 60 days or less subject to certain exceptions. This redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. If a shareholder bought shares on different days, the shares held longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee assessed by certain financial intermediaries that have omnibus accounts in the Fund, including employer-sponsored retirement accounts, may be calculated using methodologies that differ from those utilized by the Fund’s transfer agent. Such differences are typically attributable to system design differences unrelated to the investment in the Fund. These system differences are not intended or expected to facilitate market timing or frequent trading.

The redemption fee does not apply to shares that were acquired through reinvestment of dividends, redeemed through the Systematic Withdrawal Plan or in the event of any involuntary redemption and/or exchange transactions (including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of the Fund by the Board of Directors). The redemption fee may be waived for omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans). The redemption fee does not apply to shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement. The redemption fee does not apply to shares redeemed from a shareholder account for which the identity of the shareholder, for purposes of complying with anti-money laundering (AML) laws, could not be determined within a reasonable time after the account was opened. The redemption fee does not apply to shares redeemed through an automatic, nondiscretionary rebalancing or asset allocation program. The redemption fee does not apply to shares redeemed due to a disability as defined by the IRS requirements. The redemption fee does not apply to shares redeemed due to death for shares transferred from a decedent’s account to a beneficiary’s account. The redemption fee does not apply in the event of a back office correction made to an account to provide a shareholder with the intended transaction. The redemption fee does not apply in the event of the following transactions: a distribution taken from a defined contribution terminated employee account, a plan distribution of non-vested participant balance in a defined contribution account, a distribution taken from a defined contribution plan to provide a participant with a loan against the account, or an amount contributed to a defined contribution plan exceeding the maximum annual contribution limit. The redemption fee does not apply to shares gifted from one shareholder account to another shareholder account, assuming the age of the gifted shares is greater than 60 days. The redemption fee may be waived by the Fund’s officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Directors’ policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Wasatch Funds’ officers will be disclosed to the Wasatch Funds’ Board of Directors at its next regularly scheduled quarterly meeting. The Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

Investors may exchange its shares of the Fund for shares of the WA-Federated Money Market Account as provided in the Prospectus. UMBFS, in its capacity as Transfer Agent for the Fund, receives a service fee from the WA-Federated Money Market Account at the rate of 0.20% for the first $20 million, 0.15% on the next $80 million, and 0.10% above $100 million of the average daily net asset value of shares exchanged from the Fund into the WA-Federated Money Market Account. The Advisor receives a fee from the investment adviser of the WA-Federated Money Market Account for certain administrative and recordkeeping services.

The Fund has authorized one or more brokers and other institutions (collectively “financial institutions”) to accept on their behalf purchase and redemption orders. Such financial institutions are authorized to designate intermediaries to accept orders on the Funds’ behalf. The Fund will be deemed to have received the order when an authorized financial institution or its authorized designee accepts the order. Customer orders will be priced at the Fund’s NAV next computed after they are accepted by a financial institution or its authorized designee.

The Wasatch Funds have filed a notification of election under Rule 18f-1 of the 1940 Act committing to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder of record during any 90-day period to the lesser of: (1) $250,000 or (2) 1% of the net asset value of the Fund at the beginning of such election period.

The Fund intends to also pay redemption proceeds in excess of such lesser amount in cash, but reserve the right to pay such excess amount in kind, if it is deemed in the best interest of the Fund to do so. In making a redemption in kind, the Fund reserves the right to make a selection from each portfolio holding a number of shares which will reflect the portfolio makeup and the value will approximate as closely as possible the value of the Fund’s shares being redeemed; any shortfall will be made up in cash. Investors receiving an in kind distribution are advised that they will likely incur a brokerage charge on the sale of such securities through a broker. The values of portfolio securities distributed in kind will be the values used for the purpose of calculating the per share net asset value used in valuing the Fund’s shares tendered for redemption.

Eligible Investments into Closed Funds

The Advisor periodically closes certain Wasatch Funds to control asset levels. Information on eligible investments in Wasatch Funds closed to new investors and to new investors and existing shareholders can be found below and on Wasatch Funds’ web site at www.wasatchfunds.com. The Advisor will make every effort to post information related to fund closings or reopenings on the Wasatch Funds’ web site at least two weeks prior to the effective date of the closing. With regard to closed Wasatch Funds, the Advisor reserves the right to make additional exceptions that, in its judgment, do not adversely affect its ability to manage the Wasatch Funds effectively. The Advisor also reserves the right to reject any purchase or refuse any exception, including those detailed below, that it feels will adversely affect its ability to manage the Wasatch Funds effectively. The Advisor has established a Closed Products Exceptions Committee. A majority of the Closed Products Exceptions Committee must approve any investments in closed Wasatch Funds not described below.

Eligible Investments into Funds Closed to New Investors

•	Shareholders may continue to add to their existing accounts through the purchase of additional shares and through the reinvestment of dividends and/or capital gain distributions on any shares owned.

•	Shareholders may add to their accounts through the Automatic Investment Plan (“AIP”) and may increase the AIP amount.

•

Participants in a qualified defined contribution retirement plan (for example, 401(k) plans, profit sharing plans, and money purchase plans), 403(b) plan or 457 plan may invest through existing accounts in a closed Fund. A plan may open new participant accounts with the plan. IRA transfers and rollovers from a plan may be used to open new accounts in the same fund. Certain third parties that offer Wasatch Funds may not be able to support this exception.

•

IRA contributions and/or IRA rollovers from existing Wasatch Funds shareholders may be allowed if the Advisor determines that such exceptions will not adversely affect its ability to manage the Wasatch Funds. Certain requirements, such as minimum investment amounts, may be required.

•	Shareholders may open new accounts that have the same social security number or registered shareholder as their existing accounts.

•	Exchanges for shares in Wasatch Funds closed to new investors may only be made by shareholders with existing accounts in those Wasatch Funds.

•	Custodians named for minors (children under 18) on existing accounts of Wasatch Funds that are closed to new investors may open new accounts in those Funds.

•	Administrators of 529 college savings plans with existing accounts at Wasatch Funds may purchase additional shares in closed Wasatch Funds.

•	Financial advisors with existing accounts, who provide record keeping and/or asset allocation services for their clients, may be allowed to purchase shares for new and existing clients.

•	Directors of the Wasatch Funds and employees and directors of the Advisor and their family members may continue to add to existing accounts and open new accounts.

Eligible Investments into Funds Closed to New Investors and Existing Shareholders

•	Shareholders may continue to add to their existing accounts through the reinvestment of dividends and capital gain distributions on any shares owned.

•	Shareholders may continue to add to their existing accounts through an existing AIP, but may not increase the AIP amount while a Wasatch Fund is closed.

•

Participants in a qualified defined contribution retirement plan (for example, 401(k) plans, profit sharing plans, and money purchase plans), 403(b) plan or 457 plan may invest through existing accounts in a closed fund. A plan may open new participant accounts with the plan. IRA transfers and rollovers from a plan may be used to open new accounts in the same fund. Certain third parties that offer Wasatch Funds may not be able to support this exception.

•

IRA contributions and/or IRA rollovers from existing Wasatch shareholders may be allowed if the Advisor determines that such exceptions will not adversely affect its ability to manage the Wasatch Funds. Certain requirements, such as minimum investment amounts, may be required.

•	Administrators of 529 college savings plans with existing accounts at Wasatch Funds may purchase additional shares in closed Wasatch Funds.

•	Financial advisors with existing accounts, who provide record keeping and/or asset allocation services for their clients, may be allowed to purchase shares for new and existing clients.

•	Directors of the Wasatch Funds and employees and directors of the Advisor and their family members may continue to add to existing accounts and open new accounts.

FEDERAL TAX STATUS

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of the SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Company. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the Federal income tax treatment of assets to be invested in the Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

Reference is made to “Dividends, Capital Gain Distributions and Taxes” in the Prospectus.

The Fund will be treated as a separate entity for Federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund meets the federal tax requirements for so qualifying, the Fund will not be subject to Federal income taxes to the extent that it distributes its net investment income and realized net capital gains.

The Fund intends to generally pay shareholders distributions, if any, from net investment income and any net capital gains it has realized. These distributions will generally be taxable, whether paid in cash or reinvested (unless the investment is in an IRA or other tax advantaged account).

Distributions paid from the Fund’s net investment income will be taxable as ordinary income or as qualified dividend income. Currently, ordinary income is subject to graduated federal tax rates as high as 35%; qualified dividend income is subject to a maximum federal tax rate of 15%. The Fund will designate the portion (if any) of its distributions from investment earnings during each year that constitute qualified dividends. Generally, dividends that the Fund receives from domestic corporations and from foreign corporations whose stock is readily tradable on an established securities market in the U.S. or which are domiciled in countries on a list established by the Internal Revenue Service will qualify for qualified dividend treatment when paid out to investors.

Distributions from the Fund’s net short-term capital gains are generally taxable as ordinary income. Distributions from the Fund’s long-term capital gains, if any, are generally taxable as long-term capital gains, regardless of how long the shares have been held. Long-term capital gains are generally currently subject to a maximum federal income tax rate of 15%. In certain cases (for example, with some capital gains attributable to REIT shares) a higher rate applies.

Absent further legislation, the current maximum tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Any dividend or capital gain distribution paid shortly after a purchase of shares of the Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, even if the net asset value of the shares of the Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor.

Redemption of shares will generally result in a capital gain or loss for income tax purposes, subject to various loss non-recognition rules. Such capital gain or loss will be long-term or short-term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received. Investors may also be subject to state and local taxes.

To the extent the Fund invests in REITs, the REITs in which the Fund invests may generate significant non-cash deductions, such as depreciation on real estate holdings, while having greater cash flow to distribute to their shareholders. If a REIT distributes more cash than its current or accumulated earnings and profits, a return of capital results. Similarly, the Fund may pay a return of capital distribution to shareholders by distributing more cash than its current or accumulated earnings and profits. The cost basis of shares will be decreased by the amount of returned capital (but not below zero), which may result in a larger capital gain or smaller capital loss when the shares are sold. To the extent such a distribution exceeds your cost basis in the shares, you generally will be treated as realizing a taxable gain from the sale or exchange of shares.

The Fund is required to withhold federal income tax at a rate set forth in applicable IRS Rules and Regulations (“backup withholding”) from dividend payments and redemption and exchange proceeds if an investor fails to furnish his/her Social Security Number or other Tax Identification Number or fails to certify under penalty of perjury that such number is correct or that he/she is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

Under the Code, the Fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

Under the Code, any dividend declared by a regulated investment company in October, November or December of any calendar year and payable to shareholders of record on a specified date in such month shall be deemed to have been received by each shareholder on such date, and to have been paid by such company on such date if such dividend is actually paid by the company before February 1 of the following calendar year.

If the Fund invests in zero coupon bonds or other bonds issued at a discount upon their issuance, such obligations will have original issue discount in the hands of the Fund. Generally, the original issue discount equals the difference between the “stated redemption price at maturity” of the obligation and its “issue price,” as those terms are defined in the Code. Similarly, if the Fund acquires an already issued zero coupon bond at a discount from another holder, the bond will have original issue discount in the Fund’s hands, equal to the difference between the “adjusted issue price” of the bond at the time the Fund acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated price at maturity. In each case, the Fund is required to accrue as ordinary interest income a portion of the original issue discount even though it receives no cash currently as interest payment on the obligation.

If the Fund invests in TIPS (or other inflation-indexed debt instruments), it generally will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such inflation protection securities (or other U.S. Treasury obligations) that are in stripped form, either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because the Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), the Fund investing in either zero coupon bonds or other bonds issued at a discount, TIPS or stripped U.S. Treasury obligations may be required to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.

Certain of the Fund’s investments practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

The Fund’s transactions in Futures Contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes.

Income received from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax applicable to such income in advance since the precise amount of the Fund’s assets to be invested in various countries is not known. Any amount of taxes paid by the Fund to foreign countries will reduce the amount of income available to the Fund for distributions to shareholders.

Under the Code, if more than 50% of the value of total assets of the Fund at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service to pass through to the Fund’s shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income their pro rata share of the foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income or use their share as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, and the ability of a shareholder to take advantage of the foreign tax deduction or credit is subject to a number of requirements and limitations. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will pass through for that year.

Under the Code, the amount of foreign taxes for which a shareholder may claim a foreign tax credit is subject to limitation based on certain categories applicable to the income subjected to foreign tax.

The Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its annual gross income for a taxable year is passive income (such as certain interest, dividends, rents and royalties, or capital gains) or (2) it holds an average of at least 50% of its assets in investments producing (or held for the production of) such passive income. If the Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on some of the “excess distributions” received from the PFIC or on some of the gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of stock in a PFIC will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gains. The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections are available that would ameliorate tax consequences, but such elections may require the Fund to recognize taxable income or gain without the concurrent receipt of cash.

Because application of PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stocks, as well as subject the Fund itself to tax on certain income from PFIC stocks, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Furthermore, in order to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid the imposition of the 4% excise tax, the Fund may be required to liquidate other investments, including when it may not be advantageous for a Fund to liquidate such investments, which may accelerate the recognition of gains. Distributions from a PFIC are not eligible for the reduced rate of tax on “qualified dividends.” In addition, it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation; therefore, a Fund may incur the tax and interest charges described above in some instances.

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund designates as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a foreign investor from the Fund that are properly designated by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met.

REGISTRATION STATEMENT

This SAI and the Fund’s Prospectus does not contain all the information included in the Fund’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, DC. Text-only versions of fund documents can be viewed online or downloaded from the SEC at http:\\www.sec.gov.

Statements contained herein and in the Fund’s Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Fund’s registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The financial statements of the Predecessor Fund for the six months ended September 30, 2008, including the notes thereto, have been audited by Cohen Fund Audit Services, Ltd., independent registered public accounting firm, and are incorporated by reference into this SAI from the Annual Report of the Predecessor Fund, dated as of September 30, 2008.

The financial statements of the Predecessor Fund for the years ended March 31, 2008, 2007, 2006, 2005 and 2004, including the notes thereto, have been audited by Ernst & Young LLP, the Predecessor Fund’s prior independent registered public accounting firm, and are incorporated by reference into this SAI from the Annual Report of the Predecessor Fund, dated as of March 31, 2008.

The information under the caption “Financial Highlights” for the six months ended September 30, 2008, appearing in the Prospectus dated December 15, 2008 has been derived from the financial statements audited by Cohen Fund Audit Services, Ltd.

The information under the caption “Financial Highlights” for the years ended March 31, 2008, 2007, 2006, 2005 and 2004, appearing in the Prospectus dated December 15, 2008 has been derived from the financial statements audited by Ernst & Young LLP, the Predecessor Fund’s prior independent registered public accounting firm.

Such financial statements and financial highlights are included or incorporated by reference herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

APPENDIX A

Standard & Poor’s Ratings Group—A brief description of the applicable Standard & Poor’s (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Long-Term Issue Credit Ratings

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C	A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1	A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2	A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3	A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Corporate Obligation Ratings:

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

APPENDIX B

Wasatch Funds, Inc.

PROXY VOTING POLICY AND PROCEDURES

The Board of Directors of Wasatch Funds, Inc. (the “Company”) hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Company’s investment portfolios (each, a “Fund,” collectively, the “Funds”):

I.	Policy

It is the policy of the Board of Directors of the Company (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to Wasatch Advisors, Inc. (the “Advisor”) as a part of the Advisor’s management of the Funds, subject to the Board’s continuing oversight. The Advisor may retain one or more independent service providers to assist in reconciling and processing proxy ballots and providing record-keeping and vote disclosure services, as well as research and recommendations on proxy issues, provided however that the Advisor will make the decision as to how proxies should be voted consistent with the Advisor’s policy and this policy.

II.	Fiduciary Duty

The right to vote a proxy with respect to portfolio securities held by the Funds is an asset of the Company. The Advisor, to which authority to vote on behalf of the Funds is delegated, acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and their shareholders.

III.	Procedures

The following are the procedures adopted by the Board for the administration of this policy:

A.	Review of Advisor Proxy Voting Policy and Procedures. The Advisor shall present to the Board its policy, guidelines and procedures for voting proxies at least annually and must notify the Board promptly of material changes to this document.

B.	Voting Record Reporting. No less than annually, the Advisor shall report to the Board a record of each proxy voted which deviated from Advisor’s Proxy Voting Policy, Guidelines and Procedures with respect to portfolio securities of the Funds during the year. With respect to those proxies of the Fund that the Advisor has identified as involving a material conflict of interest[1], the Advisor shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

[1]	See Wasatch Advisors, Inc.’s Proxy Voting Policy, Guidelines and Procedures, Section III, Conflicts of Interest

IV.	Revocation

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V.	Annual Filing

The Company shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the 12-month period ended June 30 on Form N-PX not later than August 31 of each year.1

VI.	Disclosures

A.	The Company shall include in its registration statement:

1.	A description of this policy and of the policy and procedures used by the Advisor to determine how to vote proxies relating to portfolio securities; and

2.	A statement disclosing that information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company’s toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission’s (the “SEC”) website.

B.	The Company shall include in its annual and semi-annual reports to shareholders:

1.	A statement disclosing that a description of the policy and procedures used by or on behalf of the Company to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Company’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website; and

2.	A statement disclosing that information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s web site.

VII.	Review of Policy

At least annually, the Board shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Amended: September 30, 2004

[1]	The Company must file its first report on Form N-PX not later than August 31, 2004, for the 12-month period beginning July 1, 2003, and ending June 30, 2004.

Wasatch Advisors, Inc.

PROXY VOTING POLICY, GUIDELINES AND PROCEDURES

Regulatory Background — Proxy Voting Provisions of the Investment Advisers Act

Rule 206(4)-6 of the Investment Advisers Act of 1940 requires that, for an investment adviser to exercise voting authority with respect to client securities, the adviser must:

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Adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how the adviser addresses material conflicts that may arise between the adviser’s interests and those of the adviser’s clients;

•	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

•	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

In accordance with our obligations under the Rule, Wasatch Advisors has adopted and implemented the following Proxy Voting Policy, Guidelines and Procedures to ensure that client proxies are voted in the best interest of clients at all times.

I.	POLICY OVERVIEW

At Wasatch Advisors (“Wasatch”), our goal is to maximize the economic value of the investments we make for our separate account clients and our mutual fund shareholders. In pursuit of this goal, we buy and hold securities we believe will appreciate in value. When the investment potential of a security becomes diminished, we sell it and attempt to reinvest the proceeds in more attractive opportunities. In short, the primary means by which we serve our shareholders and clients and protect their interests is the purchase and sale of securities. A secondary means by which we fulfill our fiduciary responsibility is the exercising of our proxy voting rights. Corporate governance, including but not limited to, compensation plans, corporate actions and the composition of a board of directors, can have a significant influence upon the behavior of a management team and the value of a corporation. The proxy voting process is the primary means by which investors are able to influence such activities. As such, Wasatch considers how we vote proxies to be an important activity.

One fundamental tenet of Wasatch’s investment philosophy is to invest in companies with high quality management teams. We spend a significant amount of time evaluating the performance, behavior, and actions of company executives in order to gain an understanding of how they think about protecting and increasing shareholder value. As a result of being invested with high quality management teams, Wasatch generally supports the recommendations of the boards of directors when voting proxies. However, we ultimately vote for or against recommendations based on the fundamental premise that at all times we are attempting to maximize the value of our investments for the benefit of our clients. Wasatch also has a long history of investing in companies with small market capitalizations, which often have a significant amount of common stock owned by existing and former members of management. While this high degree of inside ownership could cause some concerns regarding a lack of independence for the board of directors, certain board committees or other areas of corporate governance, we generally believe high inside ownership to be a positive characteristic as it helps to ensure that the interests of management and shareholders are closely aligned.

Wasatch has developed the following proxy voting guidelines to assist us in making decisions about how to vote proposals concerning certain issues. We have attempted to address those issues that we believe are most relevant to creating shareholder value or that occur most frequently in the types of securities in which we invest. However, these guidelines are not exhaustive and do not purport to cover all of the potential issues, for the variety of issues on which shareholders may be asked to vote is unlimited. The disclosure of these guidelines is intended to provide clients and shareholders with a better understanding of how Wasatch attempts to maximize shareholder value via the proxy voting process.

II.	GUIDELINES

Board of Directors

Wasatch considers the board of directors to be an important component of strong corporate governance. The board is responsible for overseeing the management team of a company and helping to ensure that it acts in the best interest of shareholders. The primary means by which Wasatch can influence the board of directors is to vote for the election of directors who have relevant and valuable experience that will enhance the management of the company. Further, Wasatch prefers that a board of directors have a majority of independent directors because we believe that a board with such a composition is generally a strong advocate for shareholders.

However, while we endorse proposals that support the creation of boards with a majority of independent directors as well as proposals which call for the audit, compensation and nominating committees to be comprised solely of independent directors, the failure of the company to nominate only independent directors or to have only independent directors serve on key committees may not cause us to vote against the election of a director who lacks independence. Wasatch appreciates the importance of these standards but we do not believe it is always in the best interest of shareholders to blindly vote against all directors who may not be considered independent. For example, a large shareholder who serves as a director is not considered independent but may be a very important advocate for investors since his interests are closely aligned with those of shareholders.

Generally, Wasatch will vote for those nominees recommended by the board of directors. However, in each election we will review a wide variety of criteria including but not limited to:

•	Long-term performance of the company.

•	Composition of the board and key committees.

•	Stock ownership by directors.

•	Decisions regarding executive pay and director compensation.

•	Corporate governance provisions and takeover activity.

•	Attendance at board meetings.

•	Interlocking directorships and related party transactions.

In addition to evaluating nominees for the board of directors based on the aforementioned criteria, Wasatch generally will support proposals:

•	To declassify a board of directors.

•	That allow cumulative voting and confidential voting.

Wasatch generally will not support:

•	Nominees who are independent and receive compensation for services other than serving as a director.

•	Nominees who attend less than 75% of board meetings without valid reasons for absences.

•	Nominees who are party to an interlocking directorship.

•	Efforts to adopt classified board structures.

Executive Compensation

Wasatch supports compensation plans which are designed to align the interests of management and shareholders as well as relate executive compensation to the performance of the company. To evaluate compensation plans, we use quantitative criteria that measure the total cost to shareholders if a plan is passed. Factors considered include:

•	The estimated dollar cost for every award type under the proposed plan and all continuing plans.

•	The maximum shareholder wealth that would be transferred from the company to executives.

•	Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index) pegged to market capitalization.

•	Cash compensation pegged to market capitalization.

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Other features of proposed compensation plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

After the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry specific, market cap based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. If the total plan cost exceeds the allowable cap, Wasatch will generally vote against the proposed plan. In addition, Wasatch generally will not support stock option plans that permit:

•	The repricing of stock options without shareholder approval.

•	The options to be priced at less than 100% of the fair market value of the underlying security on the date of the grant.

Capital Structure

Wasatch may be asked to vote on proposals pertaining to changes in the capital structure of a company. Such proposals include, but are not limited to, common stock authorizations, capital issuance requests, share repurchase programs, stock splits, and debt restructurings. We will vote for board recommended capital structure changes so long as the proposals are well aligned with shareholder interests. Wasatch generally will support proposals:

•	Requesting the authorization of additional common stock.

•	To institute share repurchase plans.

•	To implement stock splits. Proposals to implement reverse stock splits will be reviewed on a case-by-case basis.

Wasatch will review, on a case-by-case basis, all other proposals to change the capital structure of a company, including the authorization of common stock with special voting rights, the authorization of stock relating to certain transactions, the issuance of preferred stock (including “blank check” preferred stock) and the restructuring of debt securities. These proposals typically address a set of company-specific circumstances and proposals recommended by the board of directors may or may not be in the best interest of shareholders.

Mergers, Acquisitions and Other Transactions

Companies may undertake a variety of strategic transactions aimed at enhancing shareholder value including mergers, acquisitions, recapitalizations, spin-offs, asset sales, and liquidations. In evaluating proposed transactions, we will consider the benefits and costs to shareholders over both the short and long term. Specific items we will consider include the financial impact of the transaction on future operating results, the increase or decrease in shareholder value, and any changes in corporate governance and their impact on shareholder rights. When shareholders are asked to vote on mergers, acquisitions and other similar proposals, they are considered to be material to the company and could require the analysis of a wide variety of factors in order to determine if the transaction is in the best interest of shareholders. As a result, Wasatch will review and vote each proposal on a case-by-case basis.

Anti-Takeover Provisions

In an attempt to prevent a company from being acquired without the approval of the board of directors, shareholders may be asked to vote on a variety of proposals such as shareholder rights plans (commonly referred to as “poison pills”), supermajority voting, blank check preferred stock, fair price provisions, and the creation of a separate class of stock with disparate voting rights. Wasatch recognizes that such proposals may enhance shareholder value in certain situations. However, Wasatch will review proposals pertaining to anti-takeover provisions on a case-by-case basis and vote against those proposals merely intended to entrench management and prevent the company from being acquired at a fair price.

Auditors

An audit of a company’s financial statements is an important part of the investment process, for while an audit cannot fully protect investors against fraud, it does verify that the financial statements accurately represent the position and performance of the company. Wasatch generally votes for proposals to ratify auditors unless the auditors do not appear to be independent. Auditor independence may be compromised if the auditor has a financial interest and/or association with the company or receives substantial compensation for non-audit related services. Wasatch also generally votes for proposals to authorize the board of directors to determine the remuneration of the auditors unless there is evidence of excessive compensation relative to the size and nature of the company.

Social and Environmental Issues

While Wasatch believes corporations have an obligation to be responsible corporate members of society, generally we will not support proposals concerning social, political or environmental issues if the proposals are economically disadvantageous to shareholders.

Foreign Issuers

With respect to some non-U.S. issuers, the exercise of voting rights can cause an account to incur a cost or cause the underlying shares to be blocked from trading. Although we recognize the importance of the right to vote, Wasatch believes that clients may be better served by avoiding unnecessary costs and preserving the right to trade shares promptly should conditions warrant. Accordingly, there may be times when no vote is cast because Wasatch’s analysis of a particular proxy leads us to believe that the cost of voting the proxy exceeds the expected benefit to clients (e.g., when casting a vote on a foreign security requires that Wasatch engage a translator or travel to a foreign country to vote in person, or results in shares being blocked from trading). This position complies with the Department of Labor’s Interpretive Bulletin 94-2.

Other Issues

Any issues not addressed by the foregoing guidelines will be reviewed on a case-by-case basis with the aim of maximizing shareholder value.

II.	PROXY VOTING COMMITTEE

Wasatch has established a Proxy Voting Committee (“Committee”) to oversee all aspects of Wasatch’s proxy voting policy, guidelines and procedures. The Committee is responsible for implementing and monitoring this policy. The Committee is responsible for reporting to the Audit Committee as well as providing a written report on a regular basis to the Advisor’s and Fund’s Board of Directors.

No less than annually, the Committee shall conduct a periodic review which shall comprise the following elements:

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Review a sample of the record of voting delegation, including ERISA accounts, maintained by the Proxy Manager to determine if Wasatch is exercising its authority to vote proxies on portfolio securities held in the selected accounts

•	Request and review voting data to determine if accurate and timely communication of proxy votes is reasonably accomplished during the period reviewed

•	Meet with the Proxy Manager to review the voting of proxies, communication of proxy votes, and the general functioning of this policy

•	Prepare a written report to the Audit Committee with respect to the results of this review

III.	PROCEDURES

Administration

Wasatch has retained an independent service provider, Institutional Shareholder Services (“ISS”), to assist in reconciling and processing proxy ballots and providing record-keeping and vote disclosure services, as well as research on proxy issues.

Wasatch has also designated a member of our Operations team as Proxy Manager to assist in coordinating and voting securities, maintaining documents prepared by Wasatch to memorialize the basis for voting decisions, and monitoring Wasatch’s proxy voting procedures. One of the Proxy Manager’s responsibilities is to periodically send a proxy meeting calendar to research analysts detailing upcoming shareholder meetings and vote deadline information.

The members of Wasatch’s Research team are responsible for reviewing the proxies of the companies they follow, together with other relevant information, and providing the Proxy Manager with vote recommendations in conformance with Wasatch’s Policy and Guidelines.

Any attempts by any of Wasatch’s personnel to influence the voting of client proxies in a manner that is inconsistent with Wasatch’s Policy, Guidelines and Procedures should be reported to Wasatch’s Compliance Officer. If the Compliance Officer is the person attempting to influence the voting, the report should be made to Wasatch’s President.

Conflicts of Interest

As noted previously, Wasatch will at all times make its best effort to vote proxies in the best interest of clients and avoid material conflicts of interest. A material conflict of interest refers to a situation in which Wasatch or affiliated persons of Wasatch have a financial interest in a matter presented by a proxy which could potentially compromise Wasatch’s independence of judgment and action with respect to the voting of the proxy. We will use our best reasonable efforts to identify any material conflicts that may exist by, among other things, reviewing the identity of each issuer soliciting proxy votes to determine if the issuer or an affiliate of the issuer (i) is a client of Wasatch, (ii) has a relationship with Wasatch, (iii) there is a reasonable expectation that the issuer or an affiliate would become a client of Wasatch or develop a material relationship with Wasatch, or (iv) Wasatch holds a significant amount1 of the issuer’s shares outstanding. In addition, any Wasatch employee with knowledge of a personal conflict of interest (e.g., a familial relationship with company management) relating to an issuer soliciting proxy votes must disclose that conflict to the Proxy Manager and the Compliance Officer and remove himself or herself from the proxy voting process for that issuer. Any questions regarding whether a particular issue may present a material conflict of interest with respect to Wasatch’s voting of client proxies should be directed to Wasatch’s Compliance Officer.

In the event that Wasatch has a material conflict of interest in any proposal that is the subject of a proxy to be voted for a client account, Wasatch will instruct ISS to vote that proposal in accordance with ISS’ published recommendation. In such cases, any vote recommended by ISS is binding and may not be overridden by Wasatch. Proposals on the same proxy ballot for which Wasatch does not have a material conflict of interest will be voted in accordance with Wasatch’s Proxy Voting Policy and Guidelines.

Annual Certification

Each Wasatch employee who is involved in the proxy voting process is required to certify annually that he or she has read, understands and has complied with, to the best of his or her knowledge, Wasatch’s Proxy Voting Policy, Guidelines and Procedures.

ERISA

Wasatch acknowledges our responsibility to vote proxies for ERISA clients in a manner that ensures the exclusive benefit for the underlying participants and beneficiaries. Wasatch casts such proxy votes for the sole purpose of extending benefits to participants and beneficiaries while using the care, skill and diligence that a prudent person acting in a like capacity and familiar with such matters would use under the circumstances then prevailing.

Training

At least annually, Compliance will conduct employee training programs for appropriate personnel regarding the Proxy Voting Policy, Guidelines and Procedures. Such training programs will review applicable laws, regulations, procedures and recent trends in proxy voting and their relation to Wasatch’s business. Attendance at these programs is mandatory for appropriate personnel, and session and attendance records will be retained for a five-year period.

Recordkeeping

Under rule 204-2, Wasatch must retain the following:

a)	proxy voting policies and procedures;

b)	proxy statements received regarding client securities;

c)	records of votes they cast on behalf of clients;

d)	any documents prepared by Wasatch that were material to making a decision how to vote, or that memorialized the basis for the decision;

e)	Record of the voting resolution of any conflict of interest;

[1]	Wasatch’s relative level of ownership of certain issuer’s soliciting proxy votes, as a percent of the company’s shares outstanding, may give the appearance of control. Wasatch clients hold the issuer’s stock solely for investment purposes, with no intent to control the business or affairs of the issuer. In such instances, Wasatch may instruct ISS to vote that meeting in accordance with ISS’ published recommendation.

f)	Records of any client requests for information on how a client’s proxies were voted and records of Wasatch’s responses to client requests;

g)	Training attendance records; and

h)	All written reports arising from annual reviews of the policy.

Wasatch has retained ISS to assist in providing record-keeping and vote disclosure services, as well as research on proxy issues. Wasatch may use the Securities and Exchange Commission’s EDGAR database for the items referred to in item b above. Records not maintained by ISS shall be maintained by Wasatch for a period of not less than five years from the end of the Wasatch’s fiscal year during which the last entry was made on the record.

Disclosure

Clients should contact their Client Relations representative to obtain information on how Wasatch has voted their proxies.

Clients can also request information by:

•	Mailing to Wasatch Advisors, Inc., Attn: Proxy Request, 150 Social Hall Avenue, 4th Floor, Salt Lake City, UT 84111

•	E-mailing to proxyrequest@wasatchadvisors.com

•	Calling 1 (800) 381-1065 or 1 (801) 533-0777 from 8:00 a.m. to 5:00 p.m. Mountain Time

•	Faxing to 1 (801) 533-9828, Attn: Proxy Request

Beginning in 2004, Wasatch Funds’ proxy voting record will be available on the Funds’ website at www.wasatchfunds.com and the SEC’s website at www.sec.org no later than August 31 for the prior 12 months ending June 30.

Last amended September 30, 2004

1st Source Corporation Investment Advisors

Proxy Voting Policy

General Provisions

It is the policy of the Firm that, absent compelling reasons why a proxy should not be voted, all proxies relating to client securities should be voted.

Proxies are voted in the vest interests of the client accounts. The determination of the interest of a client account in a proposal presented by proxy is the effect, if any, the proposal could have on the current or future value of the investment.

Subject to the adoption of procedures or guidelines by the Board or specific written direction from a client, proxy voting shall be the responsibility of the Investment Committee, which may delegate such aspects of this responsibility as it may consider appropriate to designated officers or employees of the Firm.

If it is appropriate to do so, the Firm may employ an outside service provider to vote proxies or to advise in the voting of a proxy.

Conflicts of Interest

Proxy solicitations that might involve a conflict of interest between the Firm and its client accounts will be considered by the Investment Committee which will determine, based on a review of the issues raised by the solicitation, the nature of the potential conflict and, most importantly, the Firm’s commitment to vote proxies in the best interest of client accounts, how the proxy will be handled.

Disclosure

The Firm shall disclose to each client how they may obtain information about how the Firm voted with respect to their securities; and shall provide each client a description of the Firm’s proxy voting policies and procedures and, upon request, shall furnish a copy of the policies and procedures to the requesting client.

Recordkeeping

The Firm will retain records relating to the voting of proxies, including:

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A copy of policies, procedures or guidelines relating to the voting of proxies. A copy of each proxy statement that the Firm receives regarding client securities. The Firm may rely on a third party to make and retain, on its behalf, a copy of a proxy statement, provided that the Firm has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request or may rely on obtaining a copy of a proxy statement from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

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A record of each vote cast by the Firm on behalf of a client. The Firm may rely on a third party to make and retain, on its behalf, a record of the vote cast, provided that the Firm has obtained an undertaking from the third party to provide a copy of the record promptly upon request.

•	A copy of any document created by the Firm that was material to making a decision regarding how to vote proxies or that memorializes the basis for that decision.

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A copy of each written client request for information on how the Firm voted proxies on behalf of the client, and a copy of any written response by the Firm to any client request for information on how the adviser voted proxies on behalf of the requesting client.

•	The compliance officer will spot check a minimum of six voting records a quarter to ensure our guidelines are being met.

These records will be retained for five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Firm.

STATEMENT OF ADDITIONAL INFORMATION

WASATCH FUNDS, INC.

150 Social Hall Avenue, 4th Floor

Salt Lake City, UT 84111

December 15, 2008

WASATCH FUNDS, INC. (“Wasatch Funds” or the “Company”) is an open-end management investment company issuing shares of Common Stock in 18 separate series which are publicly offered, two of which are described herein: Wasatch-1st Source Income Equity Fund (the “Income Equity Fund”) and Wasatch-1st Source Long/Short Fund (the “Long/Short Fund”), collectively referred to as the “Funds”.

This Statement of Additional Information (the “SAI”) is not a Prospectus but contains information in addition to, and more detailed than, that set forth in the Prospectus and should be read in conjunction with the Prospectus. A Prospectus may be obtained by downloading it from Wasatch Funds’ web site at www.wasatchfunds.com or without charge by calling 800.551.1700 or writing to Wasatch Funds at P.O. Box 2172, Milwaukee, Wisconsin 53201-2172. The SAI and the related Prospectus are both dated December 15, 2008. Capitalized terms used herein and not defined have the same meanings as those used in the Prospectus.

The Income Equity Fund and the Long/Short Fund each commenced operations on December 15, 2008, the date of the acquisition of the assets and liabilities of 1st Source Monogram Income Equity Fund and 1st Source Monogram Long/Short Fund, respectively, (each a “Predecessor Fund”, and collectively the “Predecessor Funds”), each a series of the Coventry Group, a registered investment company. As of the date of the acquisition, all of the holders of issued and outstanding shares of a Predecessor Fund received shares of the corresponding Wasatch Fund. With the reorganization, each Fund assumed the financial and performance history of its respective Predecessor Fund. Effective September 19, 2008, the Predecessor Funds changed their fiscal year end to September 30. The audited financial statements for the Predecessor Funds appear in their annual report dated September 30, 2008 and their annual report dated March 31, 2008. The financial statements from the foregoing annual reports are incorporated herein by reference.

Annual and Semi-Annual Reports will be available after the Income Equity Fund and Long/Short Fund have completed the applicable fiscal periods. When available, the Annual and Semi-Annual Report will contain a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during the fiscal period covered by the Report. Investors may obtain copies of a Predecessor Fund’s annual and semi-annual reports without charge by calling 800.766.8938.

P.O. Box 2172    Milwaukee, WI 53201-2172    www.wasatchfunds.com

Phone: 800.551.1700

Wasatch Funds are distributed by ALPS Distributors, Inc.

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GENERAL INFORMATION AND HISTORY

Wasatch Funds was incorporated under Utah law on November 18, 1986 and reincorporated as a Minnesota corporation on November 3, 1997.

FUND INVESTMENTS

Wasatch Funds is an open-end management investment company consisting of 18 separate series, two of which are described herein. The Income Equity Fund is a diversified fund under the Investment Company Act of 1940, as amended. The Long/Short Fund is a non-diversified fund, which means that it is permitted to invest its assets in a more limited number of issuers than other investment companies. Each Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Code”). To so qualify (i) not more than 25% of the total value of a Fund’s assets may be invested in securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers controlled by the Fund, which, pursuant to the regulations under the Code, may be deemed to be engaged in the same, similar, or related trades or businesses, and (ii) with respect to 50% of the total value of a Fund’s assets (a) not more than 5% of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) and (b) a Fund may not own more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies).

The Prospectus has a description concerning the investment objectives and policies of the Funds. The investment policies of the Funds, unless specifically designated as fundamental, are non-fundamental policies and may be changed by the Board of Directors of the Company (the “Board” or the “Board of Directors”) without the authorization of a Fund’s shareholders. There can be no assurance that any Fund will achieve its objective or goal.

INVESTMENT STRATEGIES AND RISKS

Each Fund’s principal investment strategies and the risks associated with those strategies are described in the Prospectus. The following section describes in greater detail than the Prospectus, the Funds’ investment strategies and the associated risks.

Bank Obligations. Each Fund may invest in bank obligations such as bankers’ acceptances, certificates of deposit, and demand and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers’ acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and demand and time deposits will be those of domestic banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

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Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Each Fund may purchase commercial paper consisting of issues rated at the time of purchase by one or more appropriate nationally recognized statistical rating organizations (“NRSRO”) (e.g., Standard & Poor’s Corporation and Moody’s Investors Service, Inc.) in one of the two highest rating categories for short-term debt obligations. Each Fund may also invest in commercial paper that is not rated but that is determined by Wasatch Advisors, Inc. (the “Advisor”) to be of comparable quality to instruments that are so rated by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments.

Reverse Repurchase Agreements. Each of the Funds may borrow funds by entering into reverse repurchase agreements in accordance with that Fund’s investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with a Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

Foreign Securities. Each Fund may invest in securities issued by foreign companies directly or through sponsored and unsponsored American Depositary Receipts. Investments in foreign countries involve certain risks which are not typically associated with U.S. investments.

Additional Risks of Foreign Securities.

Foreign Securities Markets. Trading volume on foreign country and, in particular, emerging market stock exchanges is substantially less than that on the New York Stock Exchange (“NYSE”). Further, securities of some foreign and, in particular, emerging market companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on U.S. exchanges. The Funds endeavor to achieve the most favorable net results on their portfolio transactions and may be able to purchase securities on other stock exchanges where commissions are negotiable. Foreign stock exchanges, brokers, custodians and listed companies may be subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary three day settlement time for U.S. securities.

Companies in foreign countries are not generally subject to the same accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about a foreign company than about a U.S. company. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

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Currency Risk. The value of the assets of a Fund, as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. A change in the value of any foreign currency relative to the U.S. dollar may cause a corresponding change in the dollar value of a Fund’s assets that are denominated or traded in that country. In addition, a Fund may incur costs in connection with conversion between various currencies.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, could impose additional withholding taxes on dividends or interest income payable on securities, could impose exchange controls or adopt other restrictions that could affect a Fund’s investments.

Regulatory Risk. Foreign companies not publicly traded in the U.S. are not subject to the regulatory requirements of U.S. companies. There may be less publicly available information about such companies. Foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

Foreign Tax Risk. The Funds’ income from foreign issuers may be subject to non-U.S. withholding taxes. The Funds may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by the Funds, shareholders may be entitled to a credit or deduction for U.S. tax purposes.

Transaction Costs. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody charges, are generally higher than those of domestic transactions.

Foreign Currency Transactions. The Funds may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded on an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The Funds may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Funds.

In connection with purchases and sales of securities denominated in foreign currencies, the Funds may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade’s settlement date. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” The Advisor expects to enter into settlement hedges in the normal course of managing the Funds’ foreign investments. The Funds could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Advisor.

The Funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Funds owned securities denominated in pounds sterling, they could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position

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hedge,” would tend to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. The Funds could also hedge the position by selling another currency expected to perform similarly to the pound sterling—for example, by entering into a forward contract to sell European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover forward currency contracts.

Successful use of forward currency contracts will depend on the Advisor’s skill in analyzing and predicting currency values. Forward contracts may substantially change the Fund’s investment exposure to changes in currency exchange rates, and could result in losses to the Funds if currencies do not perform as the Advisor anticipates. For example, if a currency’s value rose at a time when the Advisor had hedged the Funds by selling that currency in exchange for U.S. dollars, the Funds would be unable to participate in the currency’s appreciation. If the Advisor hedges currency exposure through proxy hedges, the Funds could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Advisor increases the Funds’ exposure to a foreign currency, and that currency’s value declines, the Funds will realize a loss. There is no assurance that the Advisor’s use of forward currency contracts will be advantageous to the Funds or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of the Funds.

Derivatives. The Funds may use derivatives, such as futures, options, options on futures, and forward foreign currency exchange contracts. A derivative is a financial contract whose value is based on (or “derived from”) a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500). A derivative contract will obligate or entitle a Fund to deliver or receive an asset or cash payment based on the change in one or more securities, currencies, indices or other assets. The Funds may use derivatives for hedging purposes, including attempt to protect against possible changes in the market value of securities held or to be purchased for a Fund’s portfolio resulting from securities markets, currency exchange rate or interest rate fluctuations (i.e., to hedge); protect the Fund’s unrealized gains reflected in the value of its portfolio securities; and facilitate the sale of such securities for investment purposes. A Fund may use any or all of these investment techniques and different types of derivative securities may be purchased at any time and in any combination. There is no particular strategy that dictates the use of one technique rather than another, as use of derivatives is a function of numerous variables, including market conditions.

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. In addition, certain derivatives have the potential for unlimited losses regardless of the size of the initial investment. Derivatives also involve the risk of mispricing or improper valuations (particularly, for non-standardized contracts) and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices. Derivatives may also be less liquid and may be difficult or impossible to sell or terminate at a desirable time or price. Derivatives may also involve credit risk which is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which

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is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. Use of derivatives may also increase the amount and affect the timing and character of taxes payable by shareholders. The Funds may lose money on derivatives or may not fully benefit on derivatives if changes in their value do not correspond accurately to changes in the value of a Fund’s holdings. A Fund’s ability to benefit from derivatives is largely dependent on the Advisor’s ability to use such strategies successfully. For more information about the various types of derivatives, see the section in this SAI discussing such securities.

Futures Contracts. The Funds may enter into futures contracts. Futures contracts are standardized, exchange-traded contracts that require delivery of the underlying financial instrument (such as a bond, currency or stock index) at a specified price, on a specified future date. The buyer of the futures contract agrees to buy the underlying financial instruments from the seller at a fixed purchase price upon the expiration of the contract. The seller of the futures contract agrees to sell the underlying financial instrument to the buyer at expiration at the fixed sales price. In most cases, delivery never takes place. Instead, both the buyer and the seller, acting independently of each other, usually liquidate their long and short positions before the contract expires; the buyer sells futures and the seller buys futures.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures may be used for hedging (i.e., to protect against adverse future price movements in a Fund’s portfolio securities, or in securities a Fund intends to purchase). For example, if the portfolio manager thinks that the stock market might decline, the portfolio manager could sell stock index futures to safeguard a Fund’s portfolio. If the market declines as anticipated, the value of stocks in a Fund’s portfolio would decrease, but the value of a Fund’s futures contracts would increase. Using futures, however, involves significant risk since futures contracts are highly leveraged instruments. When a portfolio manager enters into a futures contract, the manager needs to put up only a small fraction of the value of the underlying contract as collateral, yet gains or losses will be based on the full value of the contract.

The use of futures contracts would expose the Funds to additional investment risks and transaction costs. Risks include: the risk that securities prices will not move in the direction that the Advisor anticipates; an imperfect correlation between the price of the futures contract and movements in the prices of any securities being hedged; the possible absence of a liquid secondary market for any particular futures contract and possible exchange-imposed price fluctuation limits; and leverage risk, which is the risk that adverse price movements in a futures contract can result in a loss substantially greater than a Fund’s initial investment in that contract. A relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) to a Fund.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as a futures commission merchant (FCM), when the contract (or written options thereon) is entered into. Initial margin deposits are typically equal to a percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of

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this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Funds’ investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Funds, the Funds may be entitled to a return of the margin owed only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Funds. Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in a substantial loss as well as a gain, to an investor.

Put and Call Options. The Funds may purchase and write put and call options. Such options may relate to particular securities, indices or futures contracts, may or may not be listed on a domestic or non-U.S. securities exchange and may or may not be issued by the Options Clearing Corporation. A put option gives the purchaser the right to sell a security or other instrument to the writer of the option at a stated price during the term of the option. A call option gives the purchaser the right to purchase a security or other instrument from the writer of the option at a stated price during the term of the option. The Funds may use put and call options for a variety of purposes. For example, if the portfolio manager wishes to hedge a security owned by a Fund against a decline in price, the portfolio manager may purchase a put option on the underlying security; i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the portfolio manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the portfolio manager intends to purchase a security at some date in the future, the portfolio manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date.

Purchasing Put and Call Options. The Funds may purchase put and call options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire, by exercising the option or if able, by selling the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if a security’s price falls substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the security’s price falls. At the same time, the buyer can expect to suffer a loss if the security’s price does not rise sufficiently to offset the cost of the option.

Each Fund will not invest more than 10% of the value of its net assets in purchased options.

Writing Put and Call Options. The Funds may write (i.e., sell) put and call options. When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. When writing an option on a

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futures contract the Fund would be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in put options it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for put options the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. If the underlying security’s price rises, however, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.

If the security’s price remains the same over time, it is likely that the put writer will also profit, because it should be able to close out the option at a lower price. If the security’s price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in the security’s price increase.

The Funds will write only “covered” put and call options.

A call option written by a Fund is “covered” if the Fund: (a) owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio; or (b) meets the asset coverage requirements described under “Asset Coverage for Futures and Options Positions” below.

A put option written by a Fund is “covered” if the Fund: (a) holds a put on the same security having the same principal amount as the put option it has written and the exercise price of the put held is equal to or greater than the exercise price of the put written; or (b) meets the asset coverage requirements described under “Asset Coverage for Futures and Options Positions” below.

If options are “covered” by the Fund meeting the asset coverage requirements, the Fund’s economic exposure is not limited as it would be if the options are “covered” as described in paragraphs (a) above.

OTC Options. The Funds may engage in over-the-counter (“OTC”) options transactions. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Funds greater flexibility to tailor options to their needs, OTC options generally involve greater credit and default risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Additional Risks of Options and Futures Contracts.

Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose a Fund to losses. Market risk is the primary risk associated with derivative transactions, such as futures and options. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument

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in relation to the underlying asset may be magnified. The successful use of futures and options depends upon a variety of factors, particularly the portfolio manager’s ability to predict movements of the securities, currencies and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund.

Lack of Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Funds’ current or anticipated investments exactly. The Funds may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which they typically invest, which involve a risk that the Funds’ options or futures positions will not track the performance of the Funds’ other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Funds’ investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect a security’s price the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options, futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Funds may purchase or sell options and futures contracts with a greater or lesser value than the securities they wish to hedge or intend to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Funds’ options or futures positions are poorly correlated with other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts. There is no assurance that a liquid secondary market will exist for any particular option or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Funds to enter into new positions or close out existing positions. In addition, if unable to close a future position, in the event of adverse price movements, a Fund would be required to make daily cash payments in order to maintain its required margin. In such situation, if a Fund has insufficient cash, it may have to sell other portfolio securities at an inopportune time to meet daily margin requirements. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Funds to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Funds’ access to other assets held to cover options or futures positions could also be impaired.

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Options and Futures Relating to Foreign Currencies. The Funds may engage in options and futures transactions related to foreign currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency. The purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed above. The Funds may purchase and sell currency futures and may purchase and write currency options to increase or decrease exposure to different foreign currencies. The Funds may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Funds’ investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Funds against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Funds’ foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Funds’ investments exactly over time.

Asset Coverage for Futures and Options Positions. The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Funds’ assets could impede portfolio management or the Funds’ ability to meet redemption requests or other current obligations.

Limitations on Futures and Commodity Options Transactions. The Funds have filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the National Futures Association and are therefore not subject to registration or regulation as a pool operator under the Commodity Exchange Act. The Funds intend to comply with Section 4.5 of the regulations under the Commodity Exchange Act.

The Funds’ investments in futures contracts and commodity options, and the Funds’ policies regarding futures contracts and options discussed elsewhere in this SAI may be changed as regulatory agencies permit. With respect to positions in commodity futures or commodity options contracts which do not come within the meaning and intent of bona fide hedging in the Commodity Futures Trading Commission (“CFTC”) rules, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the qualifying entity’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and, provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined by CFTC Rule 190.01(x) may be excluded in computing such 5%.

Exchange-Traded Funds (“ETFs”). The Funds may invest in ETFs. ETFs are investment companies the shares of which, are bought and sold on a securities exchange. The securities of an ETF are redeemable only in larger aggregation of a specified number of shares and generally on an in-kind basis. An ETF may represent a portfolio of securities designed to track a particular market index or may be actively managed. There are many reasons a Fund would purchase an ETF. For example, a Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting an

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opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have operating expenses including management fees that increase their costs versus the costs of owning the underlying securities directly. The Funds may purchase ETFs to the extent permitted by the 1940 Act, rules thereunder or as described below, to the extent permitted by exemptive orders granted to the various ETFs by the SEC. (See also the description of “Securities of Other Investment Companies”).

Securities of Other Investment Companies. The Funds may purchase the securities of other investment companies, including foreign and domestic registered and unregistered open-end funds, closed-end funds, unit investment trusts and ETFs if the purchase is in compliance with the 1940 Act, rules thereunder or any exemptive relief in which a Fund may rely. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses the Fund bears directly in connection with its own operations. If a Fund invests in securities of other investment companies, the return on any such investment will be reduced by the operating expenses, including investment advisory and administrative fees, of such investment companies. (Such Fund indirectly absorbs its pro rata share of the other investment companies’ expenses.) However, the Advisor believes that at times the return and liquidity features of these securities may be more beneficial than other types of securities.

Except as described in the following paragraph, the Funds currently intend to limit investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. These limitations do not apply to investments in investment companies through a master-feeder type arrangement. In addition, to the extent allowed by law or regulation, a Fund may invest its assets in securities of investment companies that are money market funds, including those advised by the Advisor or otherwise affiliated with the Advisor, in excess of the limits discussed above.

The Funds may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, issue securities that are traded on a securities exchange. The market prices of ETFs will fluctuate in accordance with both changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which its shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include: SPDRs®, Select Sector SPDRs®, DIAMONDSSM, NASDAQ 100 Shares and iShares. Pursuant to certain specific exemptive orders issued by the SEC to several ETFs, and procedures approved by the Board, a Fund may invest in certain ETFs in excess of the limits described above, provided that the Fund has described ETF investments in its Prospectus and otherwise complies with the conditions of the applicable SEC exemptive orders, each as may be amended, and any other applicable investment limitations.

Illiquid Securities. Under SEC rules, an investment in a security is generally deemed to be “illiquid” if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such security is valued by the Funds.

The Board has authorized the Advisor to make liquidity determinations with respect to certain securities, including Rule 144A securities. A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be an illiquid security.

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Securities in which the Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the “1933 Act”), such as securities issued in reliance on the so-called “private placement” exemption from registration which is afforded by Section 4(2) of the 1933 Act (“Section 4(2) securities”). Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Any such restricted securities will be considered to be illiquid for purposes of the Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board, the Advisor has determined such securities to be liquid because such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable. The Fund will limit its investment in Section 4(2) securities to not more than 10% of its net assets.

Each Fund may invest up to 15% of its net assets in illiquid securities including “restricted” securities and private placements for which there is no public market value. The fair value of these securities will be determined by the Joint Pricing Committee of the Advisor and the Funds with oversight by the Board of Directors in accordance with Board-approved Pricing Policies and Procedures. Given the inherent uncertainties of estimating fair market value, there can be no assurance that the value placed on a security will be appropriate in terms of how the security may be ultimately valued on the public market. These securities may never be publicly traded and the Funds may not be able to easily liquidate positions in these securities.

If illiquid securities exceed 15% of a Fund’s net assets after the time of purchase, the Fund will take steps to reduce, in an orderly fashion, its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the Advisor may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their prices depreciate. Depreciation in the prices of illiquid securities may cause the net asset value of the Fund to decline.

Borrowing to Purchase Securities (Leveraging). The Funds may use leverage, that is, borrow money to purchase securities. Leverage increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the borrowing costs (including interest), the net asset value of a Fund will rise. On the other hand, if the investment gains fail to cover the borrowing costs or if there are losses, the net asset value of a Fund will decrease.

The 1940 Act requires borrowings to have 300% net asset coverage, which means, in effect, that each Fund would be permitted to borrow up to an amount equal to one-third of the value of its total assets. If a Fund fails to meet this asset coverage test for any reason including adverse market conditions, it will be required to reduce borrowings within three business days to the extent necessary to meet the test. This requirement may make it necessary to sell a portion of a Fund’s securities at a time when it is disadvantageous to do so. The amount a Fund can borrow may also be limited by applicable margin limitations of the Federal Reserve Board. Briefly, these provide that banks subject to the Federal Reserve Act may not make loans for the purpose of buying or carrying margin stocks if the loan is secured directly or indirectly by a margin stock, to the extent that the loan is greater than the maximum loan value of the collateral securing the loan.

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Despite the potential risks of leveraging, the Advisor believes there may be times when it may be advantageous to the Funds to borrow to make investments. For example, when a portfolio manager perceives unusual opportunities in the market or in a particular sector, the portfolio manager may want to be more than 100% invested. Borrowing may also be considered when stock prices and trading volume are not favorable for securities a portfolio manager wants to sell, but stock prices and trading volume are favorable for securities the portfolio manager wants to buy. In these situations, which arise infrequently, borrowing may allow a portfolio manager to take advantage of favorable opportunities to purchase desired securities without having to sell securities at unfavorable prices.

Real Estate Securities. The Funds may invest in real estate investment trusts (“REITs”). A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. While there are many types of REITs, all REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Funds will not invest in real estate directly, but only in securities issued by real estate companies.

The risks from investing in REITs include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

Short Sales. The Long/Short Fund may make short sales of securities. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. The Fund must borrow the security to deliver to the buyer upon the short sale. The Fund is then obligated to replace the borrowed security by purchasing it at a later date. A short sale provides a possible hedge against the market risk of the value of other investments and protects a Fund in a declining market.

Short sales are subject to the risk that the Fund will incur a loss if the price of a security sold short increases between the date of the short sale and the date the Fund closes the short sale. Any gain on a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An

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increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Except in the case of short sales “against the box,” the Fund’s market risk is unlimited in that the potential for increase in the market price of the security sold short is unlimited. Short sales “against the box” means the Fund owns securities identical to those sold short.

When a short position is closed out, it may result in a short-term capital gain or loss for federal income tax purposes. In a generally rising market, if the Fund maintains short positions in securities rising with the market, the net asset value of the Fund would increase to a lesser extent than if it had not engaged in short sales.

The Advisor may consider short selling when, in the course of analyzing individual companies to find those the Advisor believes have superior growth prospects, the Advisor finds companies it believes are substantially overpriced. Short selling may also be considered in arbitrage and hedge situations, and short selling might also be used under certain circumstances to defer taxes.

The Long/Short Fund may engage in short sales, as permitted by applicable law and any issuer limits imposed herein or under the Investment Company Act of 1940. The value of the securities of any one issuer that may be shorted by a Fund is limited to the lesser of 5% of the value of the Fund’s net assets or 5% of the securities of any class of the issuer. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account with its custodian. The collateral consists of cash, U.S. government securities or any other liquid securities equal to the market value of the securities at the time of the short sale. The Fund will thereafter maintain, on a daily basis, the collateral to ensure that it is equal to the current market value of the securities sold short. Short sales against the box are not subject to the 15% limitation. A capital gain or loss is recognized immediately upon the sale of a short against the box. The Fund may only engage in short sale transactions in securities listed on one or more U.S. or foreign securities exchanges or on EASDAQ or Nasdaq.

Warrants. The Funds may invest in warrants to participate in an anticipated increase in the market value of the security. A warrant entitles the holder to buy a security at a set price during a set period of time. If such market value increases, the warrant may be exercised and sold at a gain. A loss will be incurred if the market value decreases or if the term of the warrant expires before it is exercised. Warrants convey no rights to dividends or voting.

Convertible Securities. The Funds may invest in convertible securities. These are generally bonds or preferred stocks that are convertible into a corporation’s common stock. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities or preferred stocks in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure and therefore generally entail less risk of loss of principal than the corporation’s common stock.

In selecting convertible securities for the Funds, the Advisor will consider among other factors, its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of a Fund’s portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

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The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

Capital appreciation for a Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by a Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund. Convertible securities may have mandatory sinking fund provisions prior to maturity, a negative feature when interest rates decline.

Refer to Appendix A for a description of preferred stock and long- and short-term debt ratings.

Preferred Stock. The Funds may invest in preferred stock. Preferred stock, unlike common stock, may offer a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative, non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. For a description of ratings, see Appendix A.

Corporate Bonds. The Funds may invest in corporate bonds that are rated, at the time of purchase, in the four highest categories by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Service, Inc., a division of McGraw-Hill Companies, Inc. (“S&P”) or other nationally recognized rating agencies or unrated securities deemed by the Advisor to be of comparable quality. These high rated bonds are also known as “investment grade debt securities.” The Long/Short Fund may also invest in corporate bonds that are lower rated (Moody’s Ba or lower or S&P BB or lower). These lower rated bonds are also known as “non-investment grade debt securities” or “junk bonds.” See Appendix A for a description of ratings on debt securities.

Money Market Instruments. Each Fund may invest in a variety of money market instruments for pending investments, to meet anticipated redemption requests and/or to retain the flexibility to respond promptly to changes in market, economic or political conditions and/or when the Advisor takes temporary defensive positions, including when the Advisor is unable to locate attractive investment opportunities or when the Advisor considers market, economic or political conditions to be unfavorable for profitable investing. Money Market Instruments include, but are not limited to, the following instruments. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are generally negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank,

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meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers’ acceptances rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Non-investment Grade Securities. The Long/Short Fund may invest in non-investment grade securities. Such securities include high yield (junk) bonds, convertible bonds, preferred stocks and convertible preferred stocks.

Non-investment grade bonds are debt securities rated Ba or lower by Moody’s or BB or lower by S&P. They generally offer greater returns in the form of higher average yields than investment grade debt securities (rated Baa or higher by Moody’s or BBB or higher by S&P). Non-investment grade debt securities involve greater risks than investment grade debt securities including greater sensitivity to changes in interest rates, the economy, the issuer’s solvency and liquidity in the secondary trading market. See Appendix A for a description of corporate bond ratings.

Yields on non-investment grade debt securities will fluctuate over time. The prices of non-investment grade debt securities have been found to be less sensitive to interest rate changes than investment grade debt securities, but more sensitive to adverse economic changes or individual issuer developments. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to pay principal and interest obligations, meet projected business goals and to obtain additional financing. If the issuer of a debt security held by the Fund defaulted, the Fund might incur additional expenses seeking to recover the issuer’s defaulted obligation. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt securities and a Fund’s net asset value. Furthermore, the market prices of non-investment grade debt securities structured as zero coupon or payment-in-kind securities are affected to a greater extent by interest rate changes and tend to be more volatile than securities that pay interest periodically and in cash.

Non-investment grade debt securities present risks based on payment expectations. For example, they may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. A high-yielding security’s value will decrease in a rising interest rate market and will result in a corresponding decrease in the value of the Fund’s assets. Unexpected net redemptions may force the Fund to sell securities including, but not limited to, non-investment grade debt securities, without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the rate of return.

To the extent that there is no established secondary market, there may be thin trading of non-investment grade securities, including high yield bonds, convertible bonds, preferred stocks and convertible preferred stocks held by the Fund. This may adversely affect the ability of the Joint Pricing Committee of the Advisor or the Funds’ Board of Directors to accurately value the Fund’s non-investment grade securities and the Fund’s assets and may also adversely affect the Fund’s ability to dispose of the securities. In the absence of an established secondary market, valuing securities becomes more difficult and judgment

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plays a greater role in valuation because there is less reliable, objective data available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of non-investment grade securities, especially in a thinly traded market. Illiquid or restricted non-investment grade securities purchased by the Fund may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Certain risks are associated with applying ratings as a method for evaluating non-investment grade securities. For example, credit ratings for bonds evaluate the safety of principal and interest payments, not the market value risk of such securities. Credit rating agencies may fail to timely change credit ratings to reflect subsequent events. The Advisor continuously monitors the issuers of non-investment grade debt securities held by the Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments and to assure the securities’ liquidity. The Fund may be more dependent upon the Advisor’s own analysis of non-investment grade securities than is the case for investment grade securities. Also, the Fund may retain a portfolio security whose rating has been changed if the security otherwise meets the Fund’s investment criteria.

Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to make payments on the security when due. Securities rated non-investment grade are particularly subject to credit risk. These securities are predominantly speculative and are commonly referred to as “junk bonds.” To the extent the Fund purchases or holds convertible or other non-investment grade securities, a Fund may be exposed to greater risk that the issuer will not repay principal, or pay interest or dividends on such securities in a timely manner.

Ratings published by rating agencies are widely accepted measures of credit risk (Rating agencies’ descriptions of non-investment grade securities are contained in Appendix A of this SAI). The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower-rated bonds generally pay higher yields to compensate investors for the greater risk.

Interest Rate Risk. Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. Even though some interest-bearing securities are investments which offer a stable stream of income at relatively high current yield, the prices of such securities are affected by changes in interest rates and are therefore subject to market price fluctuations. The value of fixed income securities varies inversely with changes in market interest rates. When interest rates rise, the value of the Fund’s fixed income securities, and therefore its net asset value per share, generally will decline. In general, the value of fixed-rate debt securities with longer maturities is more sensitive to changes in market interest rates than the value of such securities with shorter maturities. Thus, if the Fund is invested in fixed income securities with longer weighted average maturities, the net asset value of the Fund should be expected to have greater volatility in periods of changing market interest rates.

United States Government Securities. To the extent consistent with their investment objectives, the Funds may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association (“SLMA”), are supported only by the credit of the instrumentalities. Obligations of the International Bank for Reconstruction and Development

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(also known as the World Bank) are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, in September 2008, FNMA and Federal Home Loan Mortgage Corporation (“Freddie Mac”) were placed into conservatorship overseen by the Federal Housing Finance Agency (“FHFA”). As conservator, FHFA will succeed to the rights, titles, powers and privileges of the company and any stockholder, officer or director of such company with respect to the company and its assets and title to all books, records and assets of the company held by any other custodian or third party. The conservator is then charged with operating the company.

Securities guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or an agency or instrumentality thereof; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations will therefore be regarded as illiquid. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law.

U.S. Treasury Inflation-Protection Securities (TIPS). The Funds may invest in U.S. Treasury Inflation-Protection Securities. Inflation-protection securities are a type of marketable book-entry security issued by the United States Department of Treasury (“Treasury”) with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. Consumer Price Index for All Urban Consumers (“CPI-U”).

The value of the principal is adjusted for inflation, and every six months the security pays interest, which is an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference Consumer Price Index (“CPI”) applicable to such date to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component receives this additional amount. The final interest payment, however, is based on the final inflation-adjusted principal value, not the original par amount.

The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

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Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury’s payment obligations on the inflation-protection security that need that month’s CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

Inflation-protection securities are held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities are maintained and transferred at their original par amount, i.e., not their inflation-adjusted value. The Federal Reserve program was established by the Treasury Department and is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” STRIPS components are maintained and transferred in TRADES at their value based on their original par amount of the fully constituted security.

U.S. Treasury Strips. The Funds may invest in U.S. Treasury Strips. Zero coupon Treasury securities (U.S. Treasury Strips) are debt obligations which do not entitle the holder to periodic interest payments prior to maturity and are traded at a discount from their face amounts. The discount of zero coupon Treasury securities varies primarily depending on the time remaining until maturity and prevailing levels of interest rates. Zero coupon securities can be sold prior to their due date in the secondary market at the then-prevailing market value. The market prices of zero coupon securities are generally more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically and may respond to a greater degree to fluctuations in interest rates than do non-zero coupon securities.

Stripped Obligations. The Funds may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount from their “face value,” and may include stripped mortgage-backed securities (“SMBS”). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal a Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

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SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Board of Directors if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund’s per share net asset value.

The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. A Fund may purchase securities registered in the STRIPS program. Under the STRIPS program, a Fund will be able to have beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

In addition, the Funds may acquire U.S. Government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Advisor is unaware of any binding legislative, judicial or administrative authority on this issue.

Repurchase Agreements. Each Fund may agree to purchase repurchase agreement securities from financial institutions (including clearing firms registered with the SEC that provide comparison, netting and settlement services to its members with respect to repurchase agreement transactions), and the corporate parents or affiliates of such financial institutions or clearing firms, subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Although the underlying securities’ collateral related to a repurchase agreement may bear maturities exceeding one year, the term and settlement for the repurchase agreement security will never be more than one year and normally will be within a shorter period of time (often one business day). Underlying securities’ collateral related to repurchase agreements are held either by the Funds’ custodian or sub-custodian (if any). The seller, under a repurchase agreement, will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund includes the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that a Fund is entitled to sell the underlying securities’ collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The Funds’ custodian monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. This is done in an effort to determine whether the value of the collateral always equals or exceeds the agreed upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

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In addition, the Funds may invest in repurchase agreements for pending investments, to meet anticipated redemption requests, to retain the flexibility to respond promptly to changes in market, economic or political conditions and/or when the Advisor takes temporary defensive positions, including when the Advisor is unable to locate attractive investment opportunities or when the Advisor considers market, economic or political conditions to be unfavorable for profitable investing.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33  1/3% of the value of a Fund’s total assets and provided that such loans are callable at any time by a Fund and are at all times secured by cash or equivalent collateral that is at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that a Fund continues to receive interest and dividends from the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day’s notice or by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors. On termination of the loan, the borrower is required to return the securities to the Fund and any gain or loss in the market price during the loan would be borne by the Fund.

Since voting or consent rights which accompany loaned securities pass to the borrower, the Funds will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on a Fund’s investment in the securities which are the subject of the loan. The Funds will pay reasonable finders, administrative and custodial fees in connection with loans of securities or may share the interest earned on collateral with the borrower.

The primary risk in securities lending is default by the borrower as the value of the borrowed security rises, resulting in a deficiency in the collateral posted by the borrower. The Funds seek to minimize this risk by computing the value of the security loaned on a daily basis and requiring additional collateral if necessary.

Calculation of Portfolio Turnover Rate. The portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in investment portfolios from time to time as business and economic conditions as well as market prices may dictate. The current portfolio turnover rates for the Funds are set forth in the current Prospectus.

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FUND RESTRICTIONS AND POLICIES

The Company has adopted the following restrictions and policies relating to the investment of assets of each Fund and its activities. These are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Fund affected (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). A change in policy affecting only one Fund may be effected with the approval of a majority of the outstanding shares of such Fund.

Unless otherwise noted, each of the Funds – may not:

1.	Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements secured by such obligations. (This restriction does not apply to the Long/Short Fund).

2.	Purchase any securities which would cause more than 25% of the Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry; provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

3.	Borrow money or issue senior securities except as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder;

4.	Make loans, except that each Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions, and enter into repurchase agreements;

5.	Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities and except as may be necessary to make margin payments in connection with derivative securities transactions;

6.	Underwrite the securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities;”

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7.	Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction); and

8.	Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund.

The following restrictions are non-fundamental and may be changed by the Company’s Board of Directors without shareholder vote. Such restrictions apply to each Fund.

Each Fund may not:

1.	Invest in other investment companies except to the extent permitted by the 1940 Act, or any rules or regulations thereunder, and any exemptive relief granted by the SEC upon which the Fund can rely;

2.	Purchase or sell interests in oil, gas or other mineral exploration or development programs, although they may invest in securities of issuers which invest in or sponsor such programs;

3.	Invest more than 15% of its net assets at the time of purchase in all forms of illiquid investments, as determined pursuant to applicable SEC rules and interpretations.

4.	Mortgage or hypothecate the Fund’s assets in excess of one-third of the Fund’s total assets.

The Income Equity Fund may not:

1.	Make investments for the purpose of exercising control or management.

2.	Invest more than 10% of its total assets (taken at market value at the time of each investment) in Special Situations, i.e., companies in the process of reorganization or buy-out.

3.	Engage in any short sales.

If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities, repurchase agreements with maturities in excess of seven days and other instruments in such Fund which are not readily marketable to exceed the limit set forth in such Fund’s Prospectus for its investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such an event, however, the Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

Any investment restriction or limitation, fundamental or otherwise, appearing in the Prospectus or SAI, which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets, and such excess results therefrom.

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Disclosure of Portfolio Holdings. The Board of Directors has adopted the Policies on Releasing Portfolio Securities for the Funds (the “Disclosure Policies”) with respect to disclosure of information about the portfolio holdings of the Funds and the Advisor’s separately managed clients. The Disclosure Policies are intended to ensure compliance by the Advisor and the Funds with the applicable restrictions of the federal securities laws, including the 1940 Act. It is the policy of the Advisor and the Funds to prevent the selective disclosure of non-public information concerning the Funds. The Board and the Advisor considered each of the circumstances under which the Funds’ portfolio holdings may be disclosed to different categories of persons under the Disclosure Policies. The Advisor and the Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Funds’ shareholders, on the one hand, and those of the Advisor and its affiliates, on the other hand. After giving due consideration to such matters and after the exercise of their fiduciary duties, the Advisor and the Board determined that the Funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Disclosure Policies. The Board exercises continuing oversight of the disclosure of the Funds’ portfolio holdings by (i) reviewing, at least quarterly, the potential and actual material conflicts that could arise between the Funds’ shareholders and those of the Advisor for any waivers and exceptions made of these Disclosure Policies during the preceding quarter and determine if they were made in the best interests of Fund shareholders; (ii) reviewing, at least quarterly, any violation(s) of these Disclosure Policies during the preceding quarter; and (iii) reviewing these procedures from time to time for their continued appropriateness and amend or ratify these Disclosure Policies as it deems necessary. In addition, the Board of Directors oversees the implementation and enforcement of the Disclosure Policies by the Chief Compliance Officer of the Funds and considers reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) that may arise in connection with the Disclosure Policies. The Advisor and the Board reserve the right to amend the Disclosure Policies at any time and from time to time without prior notice in their sole discretion.

The Advisor also manages certain separate accounts and creates model portfolios, the holdings of which may substantially overlap the Funds’ holdings. These clients of the Advisor have access to their portfolio holdings and/or the model portfolios and are not subject to the Fund’s portfolio holdings disclosure policy.

There is no assurance that the Funds’ policies and procedures with respect to the disclosure of portfolio holdings information will protect the Funds from the potential misuse of portfolio holdings information by those in possession of that information.

No compensation or other consideration is received by the Funds, the Advisor or any affiliated party in regard to this disclosure. “Consideration” includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

General Policy. No information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except as provided below:

•

Disclosure of Mutual Fund Holdings on a Lag. The Funds may publicly disclose all calendar quarter-end mutual fund holdings of all Funds, including lists of top ten holdings, after a 60 day delay for the Funds. Disclosure to consultant databases, ratings agencies (such as Morningstar and Lipper), financial advisors and shareholder servicing representatives, will be subject to the delays set forth in the foregoing sentence. Shareholders may obtain a complete list of holdings by contacting a Wasatch Funds’ shareholder services representative by calling 800.551.1700 or e-mailing shareholderservice@wasatchfunds.com.

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•

Disclosure to Service Providers. Nothing contained in the Disclosure Policies is intended to prevent disclosure of portfolio holding information to the Advisor’s and Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as custodians, fund accountants, administrators, independent registered public accounting firm, attorneys, writers (i.e., individuals who review and recommend edits to the Advisor to materials provided to Fund shareholders or the Advisor’s separately managed clients), data research providers (e.g. Factset), proxy voting services (e.g. Institutional Shareholder Services [“ISS”]), trading software, and each of their respective affiliates, provided that they are subject to duties of confidentiality imposed by law and/or contract (the “Service Providers”). The Board recognized the legitimate business purposes for the Service Providers to have access to information regarding the Funds’ portfolio holdings in connection with their official duties and responsibilities. The frequency of disclosure to and between the Service Providers varies and may be as frequent as daily, with no lag.

•

Disclosure of Aggregate Portfolio Characteristics. Aggregate portfolio characteristics may be made available without a delay. Nonexclusive examples of aggregate portfolio characteristics about a Fund include (1) the allocation of the Fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (2) the characteristics of the stock and bond components of the Fund’s portfolio holdings and other investment positions, (3) the attribution of Fund returns by asset class, sector, industry, and country, and (4) the volatility characteristics of the Fund.

•

Disclosure of Portfolio Holdings to Certain Analytic Companies. Certain analytic companies who calculate aggregate portfolio characteristics for consultants may receive quarterly holdings information without a delay; provided that (1) the recipient does not distribute the specific holdings information to third parties, other departments or persons before the expiration of the applicable delay period and public disclosure of such information and (2) the recipient signs a written non-disclosure (and non-use) agreement. The Funds’ complete portfolio holdings will be disclosed to the following analytic companies as part of ongoing arrangements that serve legitimate business purposes: State Street Analytics and Factset.

•

Disclosure of Portfolio Holdings to Broker-Dealers to Facilitate Trading. The Advisor’s trading or research departments may periodically distribute without a delay lists of applicable investments held by the Funds for the purpose of facilitating efficient trading of such securities and receipt of relevant research. Such lists shall not identify individual clients or individual client position sizes or show aggregate client position sizes. Since this disclosure does not involve the disclosure of complete portfolio holdings identified by client, this disclosure is not considered a waiver of the Disclosure Policies. The frequency of disclosure to broker-dealers for trading and research purposes is determined by the Advisor’s trading and research departments in connection with fulfilling their trading and research duties to the Funds. Such disclosure varies and may be as frequent as daily, with no delay.

•

Disclosure of Individual Portfolio Holdings. Certain research analysts and other senior officers or spokespersons of the Advisor or Funds may disclose or confirm the ownership of any individual portfolio holding position in materials prepared for Fund shareholders (such as “Manager’s Comments”), media interviews, due diligence meetings with management, shareholders, consultants and other interested parties; provided that (1) aggregate client position size is not disclosed, (2) the discloser has made a good faith judgment that such

26

disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Fund (which can be disclosed only in accordance with the Disclosure Policies), and (3) such information does not constitute material non-public information.

Disclosure as Required by Law. A Fund’s portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a Fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by the Advisor or a Fund as required by applicable laws, rules and regulations must be authorized by a Fund officer or an officer of the Advisor.

Waivers or Exceptions of Disclosure Policies. The Disclosure Policies may not be waived, or exceptions made, without the consent of the Advisor’s Compliance Department (“Compliance Department”) and the execution of a written non-disclosure (and non-use) agreement in a form and substance acceptable to the Compliance Department. All waivers and exceptions will be disclosed to the Board of Directors and/or Audit Committee at its next regularly scheduled quarterly meeting. The frequency with which complete portfolio holdings may be disclosed to a recipient pursuant to a waiver (the “Recipient”), and the length of the delay, if any, between the date of the information and the date on which the information is disclosed to the Recipient, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Funds and their shareholders and the Advisor’s separate account clients, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Recipient varies and may be as frequent as daily, with no delay.

MANAGEMENT OF THE COMPANY

Management Information. The business affairs of Wasatch Funds are supervised by its Board of Directors. The Board consists of four directors who are elected and serve until their successors are elected and qualified.

The directors and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below. The Advisor retains proprietary rights to the Company name.

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Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director[2]
Independent Directors

James U. Jensen, J.D., MBA 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 64	Director and Chairman of the Board	Indefinite Served as Chairman of the Board since 2004 and Director since 1986	Chief Executive Officer of Clearwater Governance Group (an operating board governance consulting company) July 2008 to present; Co-Founder and Chairman of the Board of Intelisum, Inc. (a company pursuing computer and measurement technology and products) 2001 - 2008; Consultant on corporate growth and technology transfer since 2004; Vice President, Corporate Development, Legal Affairs and General Counsel, and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	18

Private companies and foundations.

Director of Cognigen Networks, Inc. (internet and relationship enabled marketing company) since December 2007.

Director of Bayhill Capital Corporation (telephone communications) since December 2007.

William R. Swinyard, Ph.D. 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 68	Director and Chairman of the Audit Committee	Indefinite Served as Chairman of the Audit Committee since 2004 and Director since 1986	Professor of Business Management and Holder of the Fred G. Meyer Chair of Marketing (Emeritus), Brigham Young University since 1978.	18	None

D. James Croft, Ph.D. 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 66	Director	Indefinite Served as Director since 2005	Consultant since 2004 and Founder & Executive Director, Mortgage Asset Research Institute from 1990 to 2004.	18	None

Interested Director
Samuel S. Stewart, Jr., Ph.D. CFA[3] 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 66	President and Director	Indefinite Served as President and Director since 1986	Chairman of the Board for the Advisor since 1975; Chief Investment Officer of the Advisor since 2004; Director of Research of the Advisor from 1975 to 2004; Chairman of the Board of Wasatch Funds from 1986 to 2004.	18	None

[1]	A Director may serve until his death, resignation, removal or retirement. Each Independent Director shall retire as Director at the end of the calendar year in which he attains the age of 72 years.
[2]

Directorships are those held by a Director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

[3]	Mr. Stewart is an Interested Director because he serves as a director and officer of the Advisor.

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Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Officers

Daniel D. Thurber 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 39	Vice President	Indefinite Served as Vice President since February 2007	General Counsel, Chief Compliance Officer and Director of Compliance for the Advisor since 2006; Chief Compliance Officer and Secretary for Wasatch Funds from May 2006 to February 2007; Associate and Partner at Dorsey & Whitney LLP from 2001 to 2006.

Russell L. Biles 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 40	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007; Secretary for Wasatch Funds since November 2008; Counsel for the Advisor since October 2006; Senior Compliance Administrator for the Advisor from October 2005 to October 2006; Attorney and Managing Member of Nicholls Nicholls Biles & Bower, LLC from 2002 to 2005.

Eric Huefner 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 44	Vice President and Treasurer	Indefinite Served as Vice President since February 2008 and Treasurer since November 2008	Vice President for Wasatch Funds since February 2008; Treasurer for Wasatch Funds since November 2008; Director of Mutual Funds for the Advisor since June 2006; Business Director, Campbell Soup Company, March 2003 to May 2006.

Board of Directors and Committees. The Board of Directors has appointed the officers of the Company to be responsible for the overall management and day-to-day operations of the Company’s business affairs between board meetings.

The Company’s Board of Directors has created an Audit Committee whose members are Messrs. Jensen, Swinyard and Croft. The primary functions of the Audit Committee are to recommend to the Board of Directors the independent registered public accounting firm to be retained to perform the annual audit, to review the results of the audit, to review the Fund’s internal controls and review certain other matters relating to the Fund’s independent registered public accounting firm and financial records. The Audit Committee met four times during the fiscal year ended September 30, 2008. The Company’s Board of Directors has no other committees.

Directors’ Fund Holdings as of December 31, 2007.

	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Directors in Family of Investment Companies
Interested Director
Samuel S. Stewart, Jr.		Over $100,000
Income Equity Fund	None
Long/Short Fund	None

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	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Directors in Family of Investment Companies
Independent Directors
James U. Jensen		Over $100,000
Income Fund	None
Long/Short Fund	None
William R. Swinyard		Over $100,000
Income Fund	None
Long/Short Fund	None
D. James Croft		Over $100,000
Income Fund	None
Long/Short Fund	None

Compensation. The Wasatch Funds’ method of compensating Directors is to pay each Independent Director a retainer of $36,000 per year for services rendered, a fee of $3,500 for each Board of Directors meeting attended and held telephonically. Also, the members of the Audit Committee receive a fee of $3,500 for each Audit Committee meeting attended and held telephonically, unless an Audit Committee meeting is held on the same day as a Board of Directors meeting, in which case there is no separate fee paid to the Audit Committee members. In addition, the Chairman of the Board receives an additional fee of $9,500 a year as Chairman and the Chairman of the Audit Committee receives an additional fee of $4,000 per year as Chairman. The Wasatch Funds also may reimburse the Independent Directors for travel expenses incurred in order to attend meetings of the Board of Directors and for continuing education expenses. Officers serve in that capacity without compensation from the Company. The table below sets forth the compensation paid to the Company’s Directors during the fiscal year ended September 30, 2008 (exclusive of out-of-pocket expenses reimbursed).

Name of Director	Aggregate Compensation from Company	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Fund and Fund Complex paid to Directors
Interested Director
Samuel S. Stewart, Jr.	$0	$0	$0

Independent Directors
James U. Jensen	$57,500	$0	$57,500
William R. Swinyard	$52,750	$0	$52,750
D. James Croft	$49,500	$0	$49,500

Code of Ethics. Rule 17j-1 under the Investment Company Act is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with or with access to information about a fund’s investment activities. The Wasatch Funds and the Advisor have each adopted a Code of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics each require personnel who are “access persons” of any Fund within the meaning of Rule 17j-1 to comply with the Code of Ethics adopted pursuant to Rule 17j-1, subject to sanctions by the Advisor, as applicable, in the event of non-compliance.

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The Codes of Ethics place certain restrictions on the trading activities of its access persons. Under the Advisor’s Code, access persons are further required to pre-clear by memorandum approved by the Advisor’s Approval Committee each personal transaction in a non-exempt security. The pre-clearance process is designed to prevent transactions that conflict with the Wasatch Funds’ interests. Access persons are also required to report their non-exempt personal securities transactions on a quarterly basis.

Proxy Voting Policies. The Company’s and the Advisor’s Proxy Voting Policy and Procedures are attached as Appendix B to this SAI.

The Company on behalf of each of its series files their proxy voting records on Form N-PX with the SEC at the end of each 12-month period ended June 30. Form N-PX must be filed by the Company on behalf of its series each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling 800.551.1700 or visiting the Wasatch Funds’ web site at www.wasatchfunds.com or the SEC’s web site at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 15, 2008, the Funds were aware that the following persons or entities owned a controlling interest (ownership of greater than 25%) or owned of record 5% or more of the outstanding shares of each of the Funds. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Company. An asterisk below (*) indicates a shareholder of record, not a beneficial owner.

Name of Fund	Name and Address	Percentage of Class Outstanding (%)
Income Equity Fund	National Financial Services LLC* PO BOX 1602 South Bend, IN 46634	20.10

	Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94104	43.38

Long/Short Fund	National Financial Services LLC* PO BOX 1602 South Bend, IN 46634	63.65

	TD Ameritrade Clearing, Inc.* PO BOX 2226 Omaha, NE 68103	11.47

As of December 15, 2008, the directors and officers as a group owned less than 1% of the shares outstanding of each Fund’s outstanding shares.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisor. As described above and in the Prospectus, the Advisor is responsible for making investment decisions and providing services for Wasatch Funds under an advisory and service contract.

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The Advisor, organized in September 1975, has been in the business of investment management since November 1975, and had total assets under management including the assets of the Wasatch Funds of approximately $6 billion as of June 30, 2008. In December, 2007, the Advisor created WA Holdings, Inc. to act as a holding company of the Advisor. The Advisor is a wholly-owned subsidiary of WA Holdings, Inc. which is 100% owned by the employees of the Advisor. The holding company was created to allow the Advisor to plan for growth and the ongoing continuity of its organization. Dr. Samuel S. Stewart, Jr., Mr. Jeff S. Cardon and Ms. Karey D. Barker by virtue of their share ownership of WA Holdings, Inc., are deemed to control the Advisor.

Dr. Samuel S. Stewart, Jr., is President of Wasatch Funds and Chairman of the Board of the Advisor. Dr. Stewart is the only owner of more than 25% of WA Holdings, Inc. Dr. Stewart is an officer and director of the Advisor and is also an interested director of Wasatch Funds.

The principal executive officers and directors of the Advisor are Samuel S. Stewart, Jr., Ph.D., Chairman of the Board, Chief Executive Officer and Chief Investment Officer; Jeff S. Cardon, President, Treasurer and Director; Karey D. Barker, Vice President and Director; Michael K. Yeates, Chief Financial Officer, Vice President and Director; J.B. Taylor, Director; Daniel D. Thurber, General Counsel, Vice President, Secretary and Chief Compliance Officer; and Eric S. Bergeson, Director. In addition to positions held with the Advisor the following also hold positions with the Company: Dr. Stewart, President; and Mr. Thurber, Vice President.

Under an Advisory and Service Contract, the Fund pays the Advisor a monthly fee computed on average daily net assets. The Income Equity Fund pays the Advisor at the annual rate of 0.90%. The Long/Short Fund pays the Advisor at the annual rate of 1.10%. The management fee is computed and accrued daily and are payable monthly.

Under an investment advisory agreement with 1st Source Corporation Investment Advisors, Inc. (“1st Source”), the 1st Source Monogram Income Equity Fund, the Predecessor Fund to the Income Equity Fund, paid an advisory fee of 0.80% of the fund’s average daily net assets to its investment adviser, “1st Source”. Under an investment advisory agreement with 1st Source, the 1st Source Monogram Long/Short Fund, the Predecessor Fund to the Long/Short Fund, paid an advisory fee of 1.10% of the fund’s average daily net assets to its investment adviser, 1st Source.

For each of the past three fiscal years ended March 31, and the six months ended September 30, 2008, 1st Source earned the amounts indicated below with respect to investment advisory services provided to the Predecessor Funds pursuant to the prior investment advisory agreement with 1st Source.

	Fiscal Year ended March 31, 2006	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2008	Six Months Ended September 30, 2008
Income Equity Fund	$897,714	$1,106,659	$2,471,695	$2,561,482
Long/Short Fund	$294,177	$425,841	$808,020	$587,291

The Advisor provides an investment program for, and carries out the investment policy and manages the portfolio assets of the Funds. The Advisor is authorized, subject to the control of the Board of Directors of the Company, to determine the selection, quantity and time to buy or sell securities for the Funds. In addition to providing investment services, the Advisor pays for office space and facilities for the Company.

Each Fund pays all of its own expenses, including, without limitation: the cost of preparing and printing registration statements required under the Securities Act of 1933 and the 1940 Act and any amendments thereto; the expense of registering shares with the SEC and in the various states; costs of typesetting,

32

printing and mailing the Prospectus, SAI and reports to shareholders; reports to government authorities and proxy statements; fees paid to Directors who are not interested persons (as defined in the 1940 Act); interest charges; taxes; legal expenses; association membership dues; auditing services; administrative services; insurance premiums; fees and expenses of the Custodian of a Fund’s assets; printing and mailing expenses; charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents; certain expenses incurred by employees of the Advisor; and extraordinary and non-recurring expenses.

The Advisory and Service Contract will terminate automatically in the event of its assignment. In addition, the Advisory and Service Contract is terminable at any time, without penalty, by the Board of Directors or by a vote of a majority of a Fund’s outstanding voting securities on 60 days’ written notice to the Advisor. The Advisory and Service Contract shall continue in effect for an initial period of not more than two years and then shall continue in effect only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Company, or by a vote of a majority (as defined in the 1940 Act) of the outstanding securities of a Fund, provided that, in either event, such continuance is also approved by a vote of a majority of the directors who are not parties to such Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

In order to promote quality service, the Advisor may give financial rewards or special recognition to employees of service providers, such as the Wasatch Funds’ fulfillment agent, UMB Distribution Services, LLC. Costs associated with the financial rewards or special recognition are paid by the Advisor not the Wasatch Funds.

General Information

Administrator. The Company has entered into an administration agreement dated July 1, 2005, with State Street Bank and Trust Company (“State Street”), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, pursuant to which State Street provides administrative services to Wasatch Funds. Pursuant to an administration agreement effective July 1, 2005, the Administrator is responsible for (i) the general administrative duties associated with the day-to-day operations of Wasatch Funds; (ii) conducting relations with the custodian, independent registered public accounting firm, legal counsel and other service providers; (iii) providing regulatory reporting; and (iv) providing necessary office space, equipment, personnel, compensation and facilities for handling the affairs of Wasatch Funds. In performing its duties and obligations under the Administration Agreement, the Administrator shall not be held liable except in the case of its willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties.

As compensation for its administrative services, the Administrator receives fees at an annual rate of 0.0300% on the first $3.6 billion and then a decreasing rate for higher assets. This is based on Wasatch Funds’ net assets and the Fund pays its allocable portion.

Citi Fund Services Ohio, Inc. (“Citi”) served as administrator to the Predecessor Funds. Prior to its acquisition by Citigroup on August 1, 2007, the administrator was known as BISYS Fund Services Ohio, Inc. Citi received a fee from each Predecessor Fund for its services as administrator and expenses assumed pursuant to the administration agreement, equal to a fee calculated daily and paid periodically, at the annual rate equal to fifteen one-hundredths of one percent (0.15%) of that Predecessor Fund’s average daily net assets. For each of the past three fiscal years ended March 31 and six months ended September 30, 2008, Citi or BISYS Fund Services Ohio, Inc., the prior administrator, earned the amounts indicated below with respect to its services to each Predecessor Fund pursuant to the administration agreement:

Fund	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2008	Six Months Ended September 30, 2008
Income Equity Fund	$170,706	$207,499	$463,445	$480,283
Long/Short Fund	$40,700	$58,069	$110,185	$80,086

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Fund Accountant. Wasatch Funds has entered into an agreement with State Street pursuant to which State Street provides daily accounting services for the Company. Under the agreement with State Street, the cost to each Wasatch Fund is its allocable portion of the fee based upon Wasatch Funds’ assets computed daily and payable monthly, at the annual rate of 0.0125% and decreasing if the assets exceed $3.6 billion.

Distributor. Shares of the Fund are offered on a continuous basis through ALPS Distributors, Inc. (“ADI” or the “Distributor”), 1290 Broadway, Suite 1100, Denver, Colorado 80203, as distributor of the Funds pursuant to a Distribution Agreement between the Wasatch Funds and ADI. ADI also serves as distributor for other mutual funds. As distributor, ADI acts as the Wasatch Funds’ agent to underwrite, sell and distribute shares in a continuous offering, pursuant to a best efforts arrangement.

Transfer Agent. UMB Fund Services, Inc. (“UMBFS”), 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233-2301, acts as the Wasatch Funds’ transfer agent. As transfer agent, UMBFS keeps records of shareholder accounts and transactions. The Wasatch Funds pay UMBFS a transfer agent fee based on the number of shareholder accounts, subject to a minimum annual fee.

Custodian. State Street also serves as Wasatch Funds’ custodian and is responsible for among other things, safeguarding and controlling the Company’s cash and securities. Wasatch Funds pays State Street a custodian fee based upon assets and transactions of the Company.

Legal Counsel to Wasatch Funds and Independent Directors. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, IL 60603, acts as legal counsel to the Company and its Independent Directors and reviews certain legal matters for the Company in connection with the shares offered by the Prospectus.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 1055 Broadway, 10th Floor, Kansas City, Missouri 64105, is the Company’s independent registered public accounting firm. In this capacity the firm is responsible for auditing the financial statements of the Company and reporting thereon.

Other Service Agreements. The Company, on behalf of the Funds, has also entered into service agreements with various financial institutions pursuant to which the financial institutions provide certain administrative services with respect to their customers who are beneficial owners of shares of the Fund. Pursuant to these service agreements, the Advisor and/or the Funds compensate the financial institutions for the administrative services provided, which compensation is based on the aggregate assets of their customers who are invested in the Funds.

Rule 12b-1 Plan. The Company has not adopted a distribution plan with respect to the Funds pursuant to Rule 12b-1 under the 1940 Act.

However, the Coventry Group adopted a Distribution and Shareholder Service Plan (the “Plan”) with respect to the Predecessor Funds pursuant to Rule 12b-1 under the 1940 Act under which the Predecessor Funds were authorized to pay Foreside Distribution Services, L.P., (“Foreside”) the Predecessors’ Fund distributor, in an amount not in excess, on an annual basis, of 0.25% of the average daily net asset value of the shares of that Fund (the “12b-1 Fee”). Payments of the 12b-1 Fee to Foreside were used (i) to

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compensate Participating Organizations (as defined below) for providing distribution assistance relating to a Fund’s Shares, (ii) for promotional activities intended to result in the sale of Shares and distribution of prospectuses to other than current shareholders, and (iii) to compensate Participating Organizations for providing shareholder services with respect to their customers who are, from time to time, beneficial and record holders of Shares. Participating Organizations include banks, broker-dealers, Foreside and other institutions. Payments to such Participating Organizations may be made pursuant to agreements entered into with Foreside.

Prior to its acquisition by Foreside Distributors, LLC on August 1, 2007, the Distributor was known as BISYS Fund Services Limited Partnership (“BISYS”), 690 Taylor Road, Suite 150, Gahanna, OH 43230. For the fiscal years ended March 31, 2007 and 2008 and six months ended September 30, 2008, the Predecessor Funds incurred the following amounts pursuant to the Plan for payments to have been made to BISYS for certain distribution and shareholder services described above, all of which amounts were waived:

Fund	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2008	Six Months Ended September 30, 2008
Income Equity Fund	$345,830	$772,404	$800,464
Long/Short Fund	$96,782	$183,641	$133,475

PORTFOLIO MANAGERS

As described in the Prospectus, the Fund is managed by a team of Wasatch portfolio managers led by one or more portfolio managers. These individuals may also have responsibility for the day-to-day management of accounts other than the Wasatch Funds.

Management of Other Accounts and Potential Conflicts of Interest. The following table lists the number and types of accounts managed by each individual (“Portfolio Manager”) and assets under management in those accounts as of December 15, 2008.

Accounts Managed by Portfolio Managers

	Registered Investment Company Accounts[1]		Other Pooled Investment Vehicle Accounts		Other Accounts
Portfolio Manager	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
Ralph Shive	2		—	—	—	—
Michael Shinnick	2		—	—	—	—

[1]	Includes each series of Wasatch Funds separately. None of the Wasatch Funds charges a performance-based fee.

There may be certain inherent conflicts of interest that arise in connection with a Portfolio Manager’s management of the respective Wasatch Fund’s investments and the investments of any other accounts the Advisor also manages, including Cross Creek Capital, L.P. (“Cross Creek”), an affiliated private investment fund, and including other fund or client accounts managed by the respective Wasatch Fund’s individual team members. Such conflicts include allocation of investment opportunities among the Wasatch Funds and other accounts managed by the Advisor or the Portfolio Manager; the aggregation of purchase and sale orders believed to be in the best interest of more than one account managed by the Advisor or the Portfolio Manager and the allocation of such orders across such accounts; and any soft

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dollar arrangements that the Advisor may have in place that could benefit the Fund and/or other accounts. Additionally, some funds or accounts managed by a Portfolio Manager may have different fee structures, including performance fees, which are, or have the potential to be, higher or lower than the fees paid by another fund or account. To minimize the effects of these inherent conflicts of interest, the Advisor has adopted and implemented policies and procedures, including trade aggregation and allocation procedures, that it believes are reasonably designed to mitigate the potential conflicts associated with managing portfolios for multiple clients, including the Fund, and seeks to ensure that no one client is intentionally favored at the expense of another. These policies and procedures are discussed in more detail under the section entitled “Brokerage Allocation and Other Practices” of this SAI.

Wasatch Advisors, Inc.—Portfolio Management Team Compensation. The Advisor’s Compensation Committee and Executive Committee reviews and determines the Portfolio Managers’ compensation. The committees may use independent third party investment industry compensation survey results in evaluating competitive market compensation for its investment professionals. The committees may also consult with professional industry recruiters. The elements of total compensation for the Portfolio Managers are base salary, performance-based bonus, profit sharing and other benefits. Portfolio Managers who are also shareholders of the Advisor may additionally receive quarterly dividends. The Advisor has balanced the components of pay to provide Portfolio Managers with an incentive to focus on both shorter and longer term performance. By design, Portfolio Manager compensation levels fluctuate — both up and down — with the relative investment performance of the Funds that they manage.

•	Base Salary. Each Portfolio Manager is paid a fixed base salary based on the individual’s experience and responsibilities.

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Performance-Based Bonus. A large portion of a Portfolio Manager’s potential compensation is in the form of a performance-based bonus. The majority of the performance-based bonus is tied to the pre-tax performance of the Fund(s) he or she manages and the remaining small portion is tied to the average pre-tax performance of all of the Wasatch Funds advised by the Advisor (the “team bonus”). Bonuses tied to the performance of the Fund(s) managed by the Portfolio Manager are paid based on the relevant Fund’s Morningstar (or other, where relevant) peer group ranking for the relative time period (1-year, 3-years and 5-years) while the team bonus is paid based on the average of the Morningstar peer group rankings for all Wasatch Funds for the same time periods (1-year, 3-years and 5-years). Maximum one-year potential performance bonus is 2.7 to 4.0 times base salary. The potential bonus doubles, then triples, once 3-year and 5-year track records are established for each Portfolio Manager. A small portion (10%) of the Portfolio Managers bonus is a discretionary bonus based on culture attributes such as: teamwork, firm stewardship, people development and mentoring.

•	Profit Sharing. In addition to performance-based bonuses, Portfolio Managers may receive profit sharing bonuses annually.

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Certain Portfolio Managers, primarily those who are principal shareholders of the Advisor, receive a significant proportion of their compensation in the form of profit sharing that is based on the profitability of the firm. This links their compensation more to the profitability of the firm than to the performance of their managed accounts. We believe that this is appropriate as each of these individuals has a key role in firm management and governance.

•	Dividends. Portfolio Managers who are shareholders in the Advisor also receive quarterly dividends. The dividend rate is determined by the Advisor’s Board of Directors.

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Other Benefits. Portfolio Managers are also eligible to participate in broad-based plans offered generally to the Advisor’s full-time employees, including 401(k), health and other employee benefit plans.

Portfolio Management Team Fund Ownership. The dollar range of equity securities beneficially owned by the Fund’s portfolio manager as of December 15, 2008 is as follows:

Portfolio Manager	Fund	Dollar Range Of Equity Securities Beneficially Owned
Ralph Shive	Income Equity Fund Long/Short Fund	$50,001 - $100,000 $50,001 - $100,000

Michael Shinnick	Long/Short Fund Income Equity Fund	$100,001 - $500,000 $100,001 - $500,000

BROKERAGE ALLOCATION AND OTHER PRACTICES

The brokerage practices are monitored quarterly by the Board of Directors including the directors that are disinterested persons (as defined in the 1940 Act) of Wasatch Funds.

The Advisor is responsible for selecting the broker or dealer to execute transactions for the Funds and for negotiating and determining any commission rates to be paid for such transactions. The Advisor has no affiliated broker-dealer. The Advisor will use its best efforts to have transactions executed at prices that are advantageous to the Funds and at commission rates that are reasonable in relation to the benefits received. The Advisor may consider a number of factors when selecting a broker or dealer to effect a transaction, including its financial strength and stability, its reputation and access to the markets for the security being traded, the efficiency with which the transaction will be effected, and the value of research products and services that a broker lawfully may provide to assist the Advisor in the exercise of its investment decision-making responsibilities. Although the Advisor may use broker-dealers that sell Fund shares to make transactions for the Funds’ portfolios, the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

During 2002 there was a shift in the brokerage industry toward trading securities in the over-the-counter market on agency or commission-equivalent basis rather than on a principal or net price basis. Over-the-counter (“OTC”) purchases and sales may be transacted directly with principal market makers or, under circumstances, on an agency basis if the Advisor believes that the interests of clients are best served by using a broker to execute OTC transactions where one or more market makers may not have the necessary liquidity and/or anonymity to fill the order. When the Advisor elects to transact in OTC securities on an agency basis, two transaction costs for a single trade may be incurred: a commission paid to the executing broker-dealer plus any mark-up or mark-down charged by the market making broker-dealer. The Funds also expect that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, usually referred to as the underwriter’s concessions or discount. On occasion, purchases may also be made from the issuers.

Purchases and sales of fixed income securities will usually be principal transactions. Such securities are often purchased or sold from or to dealers serving as market makers for the securities at a net price. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions consists primarily of dealer spreads. On occasion, purchases may also be made from the issuers.

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If the Advisor believes that the purchase or sale of a security is in the best interest of more than one of its clients (including the Wasatch Funds), the Advisor may aggregate the securities to be purchased or sold to obtain favorable execution and/or lower brokerage commissions. In certain foreign markets, aggregation may occur at the broker level at the instruction of the Advisor. If an aggregate order is partially filled, the Advisor will allocate securities so purchased or sold, as well as the expense incurred in the transaction, on a pro-rata basis or in another manner it considers to be equitable and consistent with its fiduciary obligations to its clients.

Conflicts may arise in the allocation of investment opportunities among accounts (including the Wasatch Funds) that the Advisor advises. The Advisor will seek to allocate investment opportunities believed appropriate for one or more of its accounts equitably and consistent with the best interests of all accounts involved; however, there can be no assurance that a particular investment opportunity that comes to the Advisor’s attention will be allocated in any particular manner.

From time to time, the Advisor is given the opportunity to purchase an allocation of shares in an initial public offering (“IPO”). These allocations may be offered to the Advisor in part as a result of its past usage of various brokerage firms or previous private investments. If the aggregate order is partially filled, the Advisor will generally allocate securities purchased in these offerings to client accounts (including the Wasatch Funds) within the designated investment style(s) for which the security is best suited using a pro-rata or other method believed equitable by it, unless the total allocation to the Advisor or a particular investment style is de minimis.

Certain personnel of the Advisor provide investment advice to an affiliated private investment fund, Cross Creek Capital, L.P. (“Cross Creek”) as members of an investment committee appointed by Cross Creek’s general partner, Cross Creek Capital GP, L.P. (the “General Partner”). The General Partner is a wholly-owned subsidiary of the Advisor. From time to time the Funds and Cross Creek may co-invest in the same private company or the Funds may participate in an IPO for a company in which Cross Creek is already a shareholder (each an “aggregated transaction”). The Advisor will generally allocate securities purchased in these aggregated transactions to client accounts (including the Wasatch Funds and Cross Creek) using a pro-rata or other method believed equitable by it, unless the total allocation to the Advisor or a particular investment style is de minimis.

Certain conflicts of interest will arise related to aggregated transactions. The Advisor will disclose to the Board of Directors of the Funds the existence of all of the material facts relating to any conflicts of interest between the Advisor, the Funds and Cross Creek in any aggregated transaction to allow the independent directors to approve the mutual fund’s participation in the aggregated transaction, before or after the transaction. The Board of Directors has approved written trade aggregation policies and procedures that seek to ensure that aggregated transactions are made in a manner that is fair and equitable to, and in the best interests of, the various funds and accounts. The Board of Directors, in conjunction with the Advisor, will review the trade aggregation policies and procedures no less frequently than annually to seek to ensure that they are adequate to prevent any Wasatch Fund from being systematically disadvantaged as a result of the aggregated transactions.

The Company’s Board of Directors has authorized the Advisor to pay a broker who provides research services commissions that are competitive but that are higher than the lowest available rate that another broker might have charged if the Advisor determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided. The provision of such services in exchange for brokerage business is commonly referred to as “soft-dollar arrangements.” Payment of higher commissions in exchange for research services will be made in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”) and other applicable state and federal laws. Section 28(e) of the 1934 Act defines “research” as, among other things, advice, directly or

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through publications or writings, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Research products and services provided to the Advisor by broker-dealers may include, among other things, databases, data services, certain software and publications that provide access to and/or analysis of company, market and statistical data and proprietary research and analysis. In addition, the Advisor may receive certain products and services which provide both research and non-research or administrative assistance (“mixed-use”) benefits, for example, software which is used for both portfolio analysis and account administration. In these instances, the Advisor makes a reasonable allocation as follows: the portion of such service of specific component which provides assistance to Advisor in its investment decision-making responsibilities is obtained from the broker-dealer with commissions paid on client portfolio transactions (including the Wasatch Funds), while the portion of such services or specific component which provides non-research assistance is paid by the Advisor with its own resources.

The Advisor places portfolio transactions for other advisory accounts. Research services furnished by firms through which the Company effects its securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Company. In the opinion of the Advisor, the benefits from research services to each of the accounts (including the Wasatch Funds) managed by the Advisor cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Company will not be disproportionate to the benefits received by the Company on a continuing basis.

The Funds are required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by a Fund as of the close of its most recent fiscal year. As of the date of this SAI, the Funds did not own any stock of the Company’s regular brokers or dealers.

During the fiscal years ended March 31, and six months ended September 30, 2008, the Predecessor Funds paid the following brokerage commissions with respect to its respective portfolio transactions:

Name of Fund	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2008	Six Months Ended September 30, 2008
Income Equity Fund	$125,362	$118,142	$454,211	$481,613
Long/Short Fund	$103,111	$263,657	$593,756	$285,847

CAPITAL STOCK AND OTHER SECURITIES

Wasatch Funds was incorporated under Utah law on November 18, 1986, and reincorporated as a Minnesota corporation on November 3, 1997. The Company is an open-end, registered management investment company under the 1940 Act.

The Company is authorized to issue shares in separate series, or “Funds.” Eighteen such Funds have been established:

Series A Common—Small Cap Growth Fund

Series B Common—Core Growth Fund

Series C Common—U.S. Treasury Fund

Series D Common—Ultra Growth Fund

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Series E Common—Micro Cap Fund

Series F Common—Global Science & Technology Fund

Series G Common—Small Cap Value Fund

Series H Common—International Growth Fund

Series I Common—Micro Cap Value Fund

Series J Common—Heritage Growth Fund

Series K Common—International Opportunities Fund

Series L Common—Strategic Income Fund

Series M Common—Emerging Markets Small Cap Fund

Series N Common—Heritage Value Fund

Series O Common—Global Opportunities Fund

Series P Common—Income Fund

Series Q Common—Income Equity Fund

Series R Common—Long/Short Fund

The Board of Directors is authorized to create new Funds in addition to those already existing without the approval of shareholders of the Company. All shares of each respective Fund have equal voting rights; each share is entitled to one vote per share (with proportionate voting for fractional shares). Only shareholders of the Fund are entitled to vote on matters concerning that Fund.

The assets received by the Company upon the sale of shares of each Wasatch Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Wasatch Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Company not readily identifiable as belonging to a particular Fund will be allocated on the basis of each Wasatch Fund’s relative net assets during the fiscal year.

Each share of the Funds has equal dividend, distribution, liquidation and voting rights with other shares of that Fund. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the Fund and upon liquidation or dissolution of the series in the net assets remaining after satisfaction of outstanding liabilities.

The shares of each Wasatch Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, conversion, or exchange or similar rights, and will be freely transferable.

To illustrate the method of computing the offering price of a Fund’s shares, the offering price per share on December 15, 2008, was as follows:

	Net Assets	Divided by ÷	Shares Outstanding	Equals =	Net Asset Value Per Share (Offering & Redemption Price)
Income Equity Fund	$772,443,455.99		77,226,902.621		$10.00
Long/Short Fund	$94,759,952.44		10,817,336.556		$8.76

Shareholder Meetings. The Wasatch Funds are not required to hold annual meetings of shareholders. The Company’s bylaws and Minnesota law provide for addressing important issues at specially scheduled shareholder meetings.

Wasatch Funds is always happy to meet with shareholders. The Wasatch Funds communicate important information through the Wasatch Funds’ web site as well as Annual and Semi-Annual Reports, newsletters, special mailings and other events throughout the year.

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PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

The procedures to be followed in the purchase and redemption of shares as well as the method of determining the net asset value (NAV or a Fund’s share price) are fully disclosed in the Prospectus. Securities traded on a recognized stock exchange or market are valued at the last reported sales price from the exchange or market on which the security is primarily traded (“Primary Market”). A security traded on NASDAQ is valued at its official closing price. If there are no sales on any exchange or market on a given day, then the security is valued at the most recent bid price. If a security’s price is available on more than one U.S. or foreign exchange, the exchange that is the Primary Market for the security shall be used.

Debt securities with a remaining maturity greater than sixty (60) days are valued in accordance with the evaluated bid price supplied by a pricing service. Prices supplied by a pricing service may use a matrix, formula or other objective method that takes into consideration actual trading activity and volume, market indexes, credit quality, maturity, yield curves or other specific adjustments. Debt securities with a remaining maturity of sixty (60) days or less at the time of purchase generally are valued by the amortized cost method (i.e. valuation at acquisition cost increased each day by an amount equal to the daily accretion of the discount or amortization of premium) unless it is determined that the amortized cost method would not represent fair value, in which case the securities are marked to market. At times, valuations for debt securities may not be obtainable from pricing services. In all such cases, the Advisor will attempt to obtain market quotations from two or more dealers not affiliated with the Advisor (preferably market makers) and the security will be valued at the average of those quotations. If it is impracticable to obtain quotations from more than one dealer in time for the calculation of net asset value or if only one dealer provides a quotation, the quotation from that single dealer may be used. Where no dealer quotation is available, the Advisor, either independently or through the Funds’ accounting agent, may obtain market valuations from a widely used quotation system. If no such quotation is available for a security, the security will be valued at “fair value” using the procedures described below.

Option contracts on securities, currencies, indexes, futures contracts, commodities and other instruments are valued at the last reported sale price on the exchange on which they are principally traded, if available, and otherwise are valued at the current bid price. Futures contracts are valued at the most recent settlement price for the day. Securities or other portfolio assets denominated in foreign currencies are converted into U.S. dollars at the prevailing currency exchange rate at the time the Funds’ NAVs are calculated, or as close to that time as is practicable.

Securities and other assets for which market prices are not readily available are priced at “fair value” as determined by the Joint Pricing Committee of the Advisor and the Funds (the “Pricing Committee”) in accordance with procedures and methodologies approved by the Board. Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the NYSE. Trading on foreign exchanges may not take place on all days on which there is regular trading on the NYSE, or may take place on days on which there is no regular trading on the NYSE (e.g., any of the national business holidays identified below). If events materially affecting the value of a Fund’s portfolio securities occur between the time when a foreign exchange closes and the time when the Fund’s net asset value is calculated (see following paragraph), such securities may be valued at fair value as determined by the Pricing Committee in accordance with procedures and methodologies approved by the Board.

The Funds’ portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day the NYSE is open for trading. The NYSE is closed, and net asset value will not be calculated, on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day,

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Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NYSE holidays are subject to change without notice. The NYSE may close early the day before each of these holidays and the day after Thanksgiving and Christmas.

The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on a Fund’s net asset value next determined after your instructions are received in “good order” by the Transfer Agent or by your registered securities dealer. Since a Fund may invest in securities that are listed on foreign exchanges that may trade on weekends or other days when Fund shares are not priced, the Fund’s net asset value may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. The sale of a Fund’s shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in the Fund’s best interest to do so.

The Funds will deduct a fee of 2.00% from redemption proceeds on shares held 60 days or less subject to certain exceptions. This redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. If a shareholder bought shares on different days, the shares held longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee assessed by certain financial intermediaries that have omnibus accounts in the Funds, including employer-sponsored retirement accounts, may be calculated using methodologies that differ from those utilized by the Funds’ transfer agent. Such differences are typically attributable to system design differences unrelated to the investment in the Funds. These system differences are not intended or expected to facilitate market timing or frequent trading.

The redemption fee does not apply to shares that were acquired through reinvestment of dividends, redeemed through the Systematic Withdrawal Plan or in the event of any involuntary redemption and/or exchange transactions (including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Directors). The redemption fee may be waived for omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans). The redemption fee does not apply to shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement. The redemption fee does not apply to shares redeemed from a shareholder account for which the identity of the shareholder, for purposes of complying with anti-money laundering (AML) laws, could not be determined within a reasonable time after the account was opened. The redemption fee does not apply to shares redeemed through an automatic, nondiscretionary rebalancing or asset allocation program. The redemption fee does not apply to shares redeemed due to a disability as defined by the IRS requirements. The redemption fee does not apply to shares redeemed due to death for shares transferred from a decedent’s account to a beneficiary’s account. The redemption fee does not apply in the event of a back office correction made to an account to provide a shareholder with the intended transaction. The redemption fee does not apply in the event of the following transactions: a distribution taken from a defined contribution terminated employee account, a plan distribution of non-vested participant balance in a defined contribution account, a distribution taken from a defined contribution plan to provide a participant with a loan against the account, or an amount contributed to a defined contribution plan exceeding the maximum annual contribution limit. The redemption fee does not apply to shares gifted from one shareholder account to another shareholder account, assuming the age of the gifted shares is greater than 60 days. The redemption fee may be waived by the Funds’ officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Directors’ policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Funds’ officers will be disclosed to the Funds’ Board of Directors at its next regularly scheduled quarterly meeting. The Funds reserve the right to modify or eliminate the redemption fee or waivers at any time.

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Investors may exchange its shares of the Fund for shares of the WA-Federated Money Market Account as provided in the Prospectus. UMBFS, in its capacity as Transfer Agent for the Funds, receives a service fee from the WA-Federated Money Market Account at the annual rate of 0.25% of the average daily net asset value for the first $20 million, 0.15% on the next $80 million, and 0.10% above $100 million of shares exchanged from the Funds into the WA-Federated Money Market Account. The Advisor receives a fee from the investment adviser of the WA-Federated Money Market Account for certain administrative and recordkeeping services.

The Funds have authorized one or more brokers and other institutions (collectively “financial institutions”) to accept on their behalf purchase and redemption orders. Such financial institutions are authorized to designate intermediaries to accept orders on the Funds’ behalf. The Funds will be deemed to have received the order when an authorized financial institution or its authorized designee accepts the order. Customer orders will be priced at the Funds’ NAV next computed after they are accepted by a financial institution or its authorized designee.

The Wasatch Funds have filed a notification of election under Rule 18f-1 of the Investment Company Act committing to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder of record during any 90-day period to the lesser of: (1) $250,000 or (2) 1% of the net asset value of the Fund at the beginning of such election period.

The Funds intend to also pay redemption proceeds in excess of such lesser amount in cash, but reserve the right to pay such excess amount in kind, if it is deemed in the best interest of the Funds to do so. In making a redemption in kind, the Funds reserve the right to make a selection from each portfolio holding a number of shares which will reflect the portfolio makeup and the value will approximate as closely as possible the value of the Funds’ shares being redeemed; any shortfall will be made up in cash. Investors receiving an in kind distribution are advised that they will likely incur a brokerage charge on the sale of such securities through a broker. The values of portfolio securities distributed in kind will be the values used for the purpose of calculating the per share net asset value used in valuing the Funds’ shares tendered for redemption.

Eligible Investments into Closed Funds

The Advisor periodically closes certain Wasatch Funds to control asset levels. Information on eligible investments in Wasatch Funds closed to new investors and to new investors and existing shareholders can be found below and on Wasatch Funds’ web site at www.wasatchfunds.com. The Advisor will make every effort to post information related to fund closings or reopenings on the Wasatch Funds’ web site at least two weeks prior to the effective date of the closing. With regard to closed Wasatch Funds, the Advisor reserves the right to make additional exceptions that, in its judgment, do not adversely affect its ability to manage the Wasatch Funds effectively. The Advisor also reserves the right to reject any purchase or refuse any exception, including those detailed below, that it feels will adversely affect its ability to manage the Wasatch Funds effectively. The Advisor has established a Closed Products Exceptions Committee. A majority of the Closed Products Exceptions Committee must approve any investments in closed Wasatch Funds not described below.

Eligible Investments into Funds Closed to New Investors

•	Shareholders may continue to add to their existing accounts through the purchase of additional shares and through the reinvestment of dividends and/or capital gain distributions on any shares owned.

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•	Shareholders may add to their accounts through the Automatic Investment Plan (“AIP”) and may increase the AIP amount.

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Participants in a qualified defined contribution retirement plan (for example, 401(k) plans, profit sharing plans, and money purchase plans), 403(b) plan or 457 plan may invest through existing accounts in a closed Fund. A plan may open new participant accounts with the plan. IRA transfers and rollovers from a plan may be used to open new accounts in the same fund. Certain third parties that offer Wasatch Funds may not be able to support this exception.

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IRA contributions and/or IRA rollovers from existing Wasatch Funds shareholders may be allowed if the Advisor determines that such exceptions will not adversely affect its ability to manage the Wasatch Funds. Certain requirements, such as minimum investment amounts, may be required.

•	Shareholders may open new accounts that have the same social security number or registered shareholder as their existing accounts.

•	Exchanges for shares in Wasatch Funds closed to new investors may only be made by shareholders with existing accounts in those Wasatch Funds.

•	Custodians named for minors (children under 18) on existing accounts of Wasatch Funds that are closed to new investors may open new accounts in those Funds.

•	Administrators of 529 college savings plans with existing accounts at Wasatch Funds may purchase additional shares in closed Wasatch Funds.

•	Financial advisors with existing accounts, who provide record keeping and/or asset allocation services for their clients, may be allowed to purchase shares for new and existing clients.

•	Directors of the Wasatch Funds and employees and directors of the Advisor and their family members may continue to add to existing accounts and open new accounts.

Eligible Investments into Funds Closed to New Investors and Existing Shareholders

•	Shareholders may continue to add to their existing accounts through the reinvestment of dividends and capital gain distributions on any shares owned.

•	Shareholders may continue to add to their existing accounts through an existing AIP, but may not increase the AIP amount while a Wasatch Fund is closed.

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Participants in a qualified defined contribution retirement plan (for example, 401(k) plans, profit sharing plans, and money purchase plans), 403(b) plan or 457 plan may invest through existing accounts in a closed fund. A plan may open new participant accounts with the plan. IRA transfers and rollovers from a plan may be used to open new accounts in the same fund. Certain third parties that offer Wasatch Funds may not be able to support this exception.

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IRA contributions and/or IRA rollovers from existing Wasatch shareholders may be allowed if the Advisor determines that such exceptions will not adversely affect its ability to manage the Wasatch Funds. Certain requirements, such as minimum investment amounts, may be required.

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•	Administrators of 529 college savings plans with existing accounts at Wasatch Funds may purchase additional shares in closed Wasatch Funds.

•	Financial advisors with existing accounts, who provide record keeping and/or asset allocation services for their clients, may be allowed to purchase shares for new and existing clients.

•	Directors of the Wasatch Funds and employees and directors of the Advisor and their family members may continue to add to existing accounts and open new accounts.

FEDERAL TAX STATUS

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Funds. This section is current as of the date of the SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Company. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the Federal income tax treatment of assets to be invested in a Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

Reference is made to “Dividends, Capital Gain Distributions and Taxes” in the Prospectus.

Each Fund will be treated as a separate entity for Federal income tax purposes. Each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund meets the federal tax requirements for so qualifying, the Fund will not be subject to Federal income taxes to the extent that it distributes its net investment income and realized net capital gains.

Each Fund intends to generally pay shareholders distributions, if any, from net investment income and any net capital gains it has realized. These distributions will generally be taxable, whether paid in cash or reinvested (unless the investment is in an IRA or other tax advantaged account).

Distributions paid from a Fund’s net investment income will be taxable as ordinary income or as qualified dividend income. Currently, ordinary income is subject to graduated federal tax rates as high as 35%; qualified dividend income is subject to a maximum federal tax rate of 15%. Each Fund will designate the portion (if any) of its distributions from investment earnings during each year that constitute qualified dividends. Generally, dividends that a Fund receives from domestic corporations and from foreign corporations whose stock is readily tradable on an established securities market in the U.S. or which are domiciled in countries on a list established by the Internal Revenue Service will qualify for qualified dividend treatment when paid out to investors.

Distributions from a Fund’s net short-term capital gains are generally taxable as ordinary income. Distributions from a Fund’s long-term capital gains, if any, are generally taxable as long-term capital gains, regardless of how long the shares have been held. Long-term capital gains are generally currently subject to a maximum federal income tax rate of 15%. In certain cases (for example, with some capital gains attributable to REIT shares) a higher rate applies.

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Absent further legislation, the current maximum tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, even if the net asset value of the shares of the Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor.

Redemption of shares will generally result in a capital gain or loss for income tax purposes, subject to various loss non-recognition rules. Such capital gain or loss will be long-term or short-term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received. Investors may also be subject to state and local taxes.

To the extent a Fund invests in REITs, the REITs in which the Fund invests may generate significant non-cash deductions, such as depreciation on real estate holdings, while having greater cash flow to distribute to their shareholders. If a REIT distributes more cash than its current or accumulated earnings and profits, a return of capital results. Similarly, a Fund may pay a return of capital distribution to shareholders by distributing more cash than its current or accumulated earnings and profits. The cost basis of shares will be decreased by the amount of returned capital (but not below zero), which may result in a larger capital gain or smaller capital loss when the shares are sold. To the extent such a distribution exceeds your cost basis in the shares, you generally will be treated as realizing a taxable gain from the sale or exchange of shares.

Each Fund is required to withhold federal income tax at a rate set forth in applicable IRS Rules and Regulations (“backup withholding”) from dividend payments and redemption and exchange proceeds if an investor fails to furnish his/her Social Security Number or other Tax Identification Number or fails to certify under penalty of perjury that such number is correct or that he/she is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

Under the Code, each Fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

Under the Code, any dividend declared by a regulated investment company in October, November or December of any calendar year and payable to shareholders of record on a specified date in such month shall be deemed to have been received by each shareholder on such date, and to have been paid by such company on such date if such dividend is actually paid by the company before February 1 of the following calendar year.

If a Fund invests in zero coupon bonds or other bonds issued at a discount upon their issuance, such obligations will have original issue discount in the hands of the Fund. Generally, the original issue discount equals the difference between the “stated redemption price at maturity” of the obligation and its “issue price,” as those terms are defined in the Code. Similarly, if a Fund acquires an already issued zero coupon bond at a discount from another holder, the bond will have original issue discount in the Fund’s

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hands, equal to the difference between the “adjusted issue price” of the bond at the time the Fund acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated price at maturity. In each case, the Fund is required to accrue as ordinary interest income a portion of the original issue discount even though it receives no cash currently as interest payment on the obligation.

If a Fund invests in TIPS (or other inflation-indexed debt instruments), it generally will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation protection securities (or other U.S. Treasury obligations) that are in stripped form, either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because the Funds are required to distribute substantially all of its net investment income (including accrued original issue discount), a Fund investing in either zero coupon bonds or other bonds issued at a discount, TIPS or stripped U.S. Treasury obligations may be required to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.

Certain of the Funds’ investments practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

A Fund’s transactions in Futures Contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes.

Income received from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax applicable to such income in advance since the precise amount of a Fund’s assets to be invested in various countries is not known. Any amount of taxes paid by a Fund to foreign countries will reduce the amount of income available to the Fund for distributions to shareholders.

Under the Code, if more than 50% of the value of total assets of a Fund at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service to pass through to the Fund’s shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income their pro rata share of the foreign taxes paid by a Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income or use their share as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, and the ability of a shareholder to take advantage of the

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foreign tax deduction or credit is subject to a number of requirements and limitations. Each shareholder will be notified within 60 days after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will pass through for that year.

Under the Code, the amount of foreign taxes for which a shareholder may claim a foreign tax credit is subject to limitation based on certain categories applicable to the income subjected to foreign tax.

Each Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its annual gross income for a taxable year is passive income (such as certain interest, dividends, rents and royalties, or capital gains) or (2) it holds an average of at least 50% of its assets in investments producing (or held for the production of) such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, a Fund could be subject to federal income tax and IRS interest charges on some of the “excess distributions” received from the PFIC or on some of the gain from the sale of stock in the PFIC, even if all income or gain actually received by a Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of stock in a PFIC will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gains. A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections are available that would ameliorate tax consequences, but such elections may require a Fund to recognize taxable income or gain without the concurrent receipt of cash.

Because application of PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stocks, as well as subject a Fund itself to tax on certain income from PFIC stocks, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Furthermore, in order to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid the imposition of the 4% excise tax, a Fund may be required to liquidate other investments, including when it may not be advantageous for the Fund to liquidate such investments, which may accelerate the recognition of gains. Distributions from a PFIC are not eligible for the reduced rate of tax on “qualified dividends.” In addition, it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation; therefore, the Fund may incur the tax and interest charges described above in some instances.

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund will be characterized as dividends for federal income tax purposes (other than dividends which a Fund designates as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a foreign investor from a Fund that are properly designated by a Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that a Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of a Fund beginning prior to 2010, distributions from the Fund that are properly designated by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.

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REGISTRATION STATEMENT

This SAI and the Funds’ Prospectus does not contain all the information included in a Fund’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, DC. Text-only versions of fund documents can be viewed online or downloaded from the SEC at http:\\www.sec.gov.

Statements contained herein and in the Funds’ Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Fund’s registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The financial statements of each Predecessor Fund for the six months ended September 30, 2008, including the notes thereto, have been audited by Cohen Fund Audit Services, Ltd., independent registered public accounting firm, and are incorporated by reference into this SAI from the Annual Report of the Predecessor Funds, dated as of September 30, 2008.

The financial statements of each Predecessor Fund for the years ended March 31, 2008, 2007, 2006, 2005 and 2004, including the notes thereto, have been audited by Ernst & Young LLP, each Predecessor Fund’s prior independent registered public accounting firm, and are incorporated by reference into this SAI from the Annual Report of the Predecessor Funds, dated as of March 31, 2008.

The information under the caption “Financial Highlights” for the six months ended September 30, 2008, appearing in the Prospectus dated December 15, 2008 has been derived from the financial statements audited by Cohen Fund Audit Services, Ltd.

The information under the caption “Financial Highlights” for the years ended March 31, 2008, 2007, 2006, 2005 and 2004, appearing in the Prospectus dated December 15, 2008 has been derived from the financial statements audited by Ernst & Young LLP, the Predecessor Fund’s prior independent registered public accounting firm.

Such financial statements and financial highlights are included or incorporated by reference herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

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APPENDIX A

Standard & Poor’s Ratings Group—A brief description of the applicable Standard & Poor’s (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Long-Term Issue Credit Ratings

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

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C	A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1	A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

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B-2	A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3	A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Corporate Obligation Ratings:

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

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Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

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APPENDIX B

Wasatch Funds, Inc.

PROXY VOTING POLICY AND PROCEDURES

The Board of Directors of Wasatch Funds, Inc. (the “Company”) hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Company’s investment portfolios (each, a “Fund,” collectively, the “Funds”):

I.	Policy

It is the policy of the Board of Directors of the Company (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to Wasatch Advisors, Inc. (the “Advisor”) as a part of the Advisor’s management of the Funds, subject to the Board’s continuing oversight. The Advisor may retain one or more independent service providers to assist in reconciling and processing proxy ballots and providing record-keeping and vote disclosure services, as well as research and recommendations on proxy issues, provided however that the Advisor will make the decision as to how proxies should be voted consistent with the Advisor’s policy and this policy.

II.	Fiduciary Duty

The right to vote a proxy with respect to portfolio securities held by the Funds is an asset of the Company. The Advisor, to which authority to vote on behalf of the Funds is delegated, acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and their shareholders.

III.	Procedures

The following are the procedures adopted by the Board for the administration of this policy:

A.	Review of Advisor Proxy Voting Policy and Procedures. The Advisor shall present to the Board its policy, guidelines and procedures for voting proxies at least annually and must notify the Board promptly of material changes to this document.

B.	Voting Record Reporting. No less than annually, the Advisor shall report to the Board a record of each proxy voted which deviated from Advisor’s Proxy Voting Policy, Guidelines and Procedures with respect to portfolio securities of the Funds during the year. With respect to those proxies of the Fund that the Advisor has identified as involving a material conflict of interest[1], the Advisor shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

[1]	See Wasatch Advisors, Inc.’s Proxy Voting Policy, Guidelines and Procedures, Section III, Conflicts of Interest

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IV.	Revocation

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V.	Annual Filing

The Company shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the 12-month period ended June 30 on Form N-PX not later than August 31 of each year.1

VI.	Disclosures

A.	The Company shall include in its registration statement:

1.	A description of this policy and of the policy and procedures used by the Advisor to determine how to vote proxies relating to portfolio securities; and

2.	A statement disclosing that information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company’s toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission’s (the “SEC”) website.

B.	The Company shall include in its annual and semi-annual reports to shareholders:

1.	A statement disclosing that a description of the policy and procedures used by or on behalf of the Company to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Company’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website; and

2.	A statement disclosing that information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s web site.

VII.	Review of Policy

At least annually, the Board shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Amended: September 30, 2004

[1]	The Company must file its first report on Form N-PX not later than August 31, 2004, for the 12-month period beginning July 1, 2003, and ending June 30, 2004.

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Wasatch Advisors, Inc.

PROXY VOTING POLICY, GUIDELINES AND PROCEDURES

Regulatory Background - Proxy Voting Provisions of the Investment Advisers Act

Rule 206(4)-6 of the Investment Advisers Act of 1940 requires that, for an investment adviser to exercise voting authority with respect to client securities, the adviser must:

•

Adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how the adviser addresses material conflicts that may arise between the adviser’s interests and those of the adviser’s clients;

•	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

•	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

In accordance with our obligations under the Rule, Wasatch Advisors has adopted and implemented the following Proxy Voting Policy, Guidelines and Procedures to ensure that client proxies are voted in the best interest of clients at all times.

I.	POLICY OVERVIEW

At Wasatch Advisors (“Wasatch”), our goal is to maximize the economic value of the investments we make for our separate account clients and our mutual fund shareholders. In pursuit of this goal, we buy and hold securities we believe will appreciate in value. When the investment potential of a security becomes diminished, we sell it and attempt to reinvest the proceeds in more attractive opportunities. In short, the primary means by which we serve our shareholders and clients and protect their interests is the purchase and sale of securities. A secondary means by which we fulfill our fiduciary responsibility is the exercising of our proxy voting rights. Corporate governance, including but not limited to, compensation plans, corporate actions and the composition of a board of directors, can have a significant influence upon the behavior of a management team and the value of a corporation. The proxy voting process is the primary means by which investors are able to influence such activities. As such, Wasatch considers how we vote proxies to be an important activity.

One fundamental tenet of Wasatch’s investment philosophy is to invest in companies with high quality management teams. We spend a significant amount of time evaluating the performance, behavior, and actions of company executives in order to gain an understanding of how they think about protecting and increasing shareholder value. As a result of being invested with high quality management teams, Wasatch generally supports the recommendations of the boards of directors when voting proxies. However, we ultimately vote for or against recommendations based on the fundamental premise that at all times we are attempting to maximize the value of our investments for the benefit of our clients. Wasatch also has a long history of investing in companies with small market capitalizations, which often have a significant amount of common stock owned by existing and former members of management. While this high degree of inside ownership could cause some concerns regarding a lack of independence for the board of directors, certain board committees or other areas of corporate governance, we generally believe high inside ownership to be a positive characteristic as it helps to ensure that the interests of management and shareholders are closely aligned.

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Wasatch has developed the following proxy voting guidelines to assist us in making decisions about how to vote proposals concerning certain issues. We have attempted to address those issues that we believe are most relevant to creating shareholder value or that occur most frequently in the types of securities in which we invest. However, these guidelines are not exhaustive and do not purport to cover all of the potential issues, for the variety of issues on which shareholders may be asked to vote is unlimited. The disclosure of these guidelines is intended to provide clients and shareholders with a better understanding of how Wasatch attempts to maximize shareholder value via the proxy voting process.

II.	GUIDELINES

Board of Directors

Wasatch considers the board of directors to be an important component of strong corporate governance. The board is responsible for overseeing the management team of a company and helping to ensure that it acts in the best interest of shareholders. The primary means by which Wasatch can influence the board of directors is to vote for the election of directors who have relevant and valuable experience that will enhance the management of the company. Further, Wasatch prefers that a board of directors have a majority of independent directors because we believe that a board with such a composition is generally a strong advocate for shareholders.

However, while we endorse proposals that support the creation of boards with a majority of independent directors as well as proposals which call for the audit, compensation and nominating committees to be comprised solely of independent directors, the failure of the company to nominate only independent directors or to have only independent directors serve on key committees may not cause us to vote against the election of a director who lacks independence. Wasatch appreciates the importance of these standards but we do not believe it is always in the best interest of shareholders to blindly vote against all directors who may not be considered independent. For example, a large shareholder who serves as a director is not considered independent but may be a very important advocate for investors since his interests are closely aligned with those of shareholders.

Generally, Wasatch will vote for those nominees recommended by the board of directors. However, in each election we will review a wide variety of criteria including but not limited to:

•	Long-term performance of the company.

•	Composition of the board and key committees.

•	Stock ownership by directors.

•	Decisions regarding executive pay and director compensation.

•	Corporate governance provisions and takeover activity.

•	Attendance at board meetings.

•	Interlocking directorships and related party transactions.

In addition to evaluating nominees for the board of directors based on the aforementioned criteria, Wasatch generally will support proposals:

•	To declassify a board of directors.

•	That allow cumulative voting and confidential voting.

Wasatch generally will not support:

•	Nominees who are independent and receive compensation for services other than serving as a director.

•	Nominees who attend less than 75% of board meetings without valid reasons for absences.

•	Nominees who are party to an interlocking directorship.

•	Efforts to adopt classified board structures.

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Executive Compensation

Wasatch supports compensation plans which are designed to align the interests of management and shareholders as well as relate executive compensation to the performance of the company. To evaluate compensation plans, we use quantitative criteria that measure the total cost to shareholders if a plan is passed. Factors considered include:

•	The estimated dollar cost for every award type under the proposed plan and all continuing plans.

•	The maximum shareholder wealth that would be transferred from the company to executives.

•	Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index) pegged to market capitalization.

•	Cash compensation pegged to market capitalization.

•

Other features of proposed compensation plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

After the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry specific, market cap based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. If the total plan cost exceeds the allowable cap, Wasatch will generally vote against the proposed plan. In addition, Wasatch generally will not support stock option plans that permit:

•	The repricing of stock options without shareholder approval.

•	The options to be priced at less than 100% of the fair market value of the underlying security on the date of the grant.

Capital Structure

Wasatch may be asked to vote on proposals pertaining to changes in the capital structure of a company. Such proposals include, but are not limited to, common stock authorizations, capital issuance requests, share repurchase programs, stock splits, and debt restructurings. We will vote for board recommended capital structure changes so long as the proposals are well aligned with shareholder interests. Wasatch generally will support proposals:

•	Requesting the authorization of additional common stock.

•	To institute share repurchase plans.

•	To implement stock splits. Proposals to implement reverse stock splits will be reviewed on a case-by-case basis.

Wasatch will review, on a case-by-case basis, all other proposals to change the capital structure of a company, including the authorization of common stock with special voting rights, the authorization of stock relating to certain transactions, the issuance of preferred stock (including “blank check” preferred stock) and the restructuring of debt securities. These proposals typically address a set of company-specific circumstances and proposals recommended by the board of directors may or may not be in the best interest of shareholders.

Mergers, Acquisitions and Other Transactions

Companies may undertake a variety of strategic transactions aimed at enhancing shareholder value including mergers, acquisitions, recapitalizations, spin-offs, asset sales, and liquidations. In evaluating proposed transactions, we will consider the benefits and costs to shareholders over both the short and long

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term. Specific items we will consider include the financial impact of the transaction on future operating results, the increase or decrease in shareholder value, and any changes in corporate governance and their impact on shareholder rights. When shareholders are asked to vote on mergers, acquisitions and other similar proposals, they are considered to be material to the company and could require the analysis of a wide variety of factors in order to determine if the transaction is in the best interest of shareholders. As a result, Wasatch will review and vote each proposal on a case-by-case basis.

Anti-Takeover Provisions

In an attempt to prevent a company from being acquired without the approval of the board of directors, shareholders may be asked to vote on a variety of proposals such as shareholder rights plans (commonly referred to as “poison pills”), supermajority voting, blank check preferred stock, fair price provisions, and the creation of a separate class of stock with disparate voting rights. Wasatch recognizes that such proposals may enhance shareholder value in certain situations. However, Wasatch will review proposals pertaining to anti-takeover provisions on a case-by-case basis and vote against those proposals merely intended to entrench management and prevent the company from being acquired at a fair price.

Auditors

An audit of a company’s financial statements is an important part of the investment process, for while an audit cannot fully protect investors against fraud, it does verify that the financial statements accurately represent the position and performance of the company. Wasatch generally votes for proposals to ratify auditors unless the auditors do not appear to be independent. Auditor independence may be compromised if the auditor has a financial interest and/or association with the company or receives substantial compensation for non-audit related services. Wasatch also generally votes for proposals to authorize the board of directors to determine the remuneration of the auditors unless there is evidence of excessive compensation relative to the size and nature of the company.

Social and Environmental Issues

While Wasatch believes corporations have an obligation to be responsible corporate members of society, generally we will not support proposals concerning social, political or environmental issues if the proposals are economically disadvantageous to shareholders.

Foreign Issuers

With respect to some non-U.S. issuers, the exercise of voting rights can cause an account to incur a cost or cause the underlying shares to be blocked from trading. Although we recognize the importance of the right to vote, Wasatch believes that clients may be better served by avoiding unnecessary costs and preserving the right to trade shares promptly should conditions warrant. Accordingly, there may be times when no vote is cast because Wasatch’s analysis of a particular proxy leads us to believe that the cost of voting the proxy exceeds the expected benefit to clients (e.g., when casting a vote on a foreign security requires that Wasatch engage a translator or travel to a foreign country to vote in person, or results in shares being blocked from trading). This position complies with the Department of Labor’s Interpretive Bulletin 94-2.

Other Issues

Any issues not addressed by the foregoing guidelines will be reviewed on a case-by-case basis with the aim of maximizing shareholder value.

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II.	PROXY VOTING COMMITTEE

Wasatch has established a Proxy Voting Committee (“Committee”) to oversee all aspects of Wasatch’s proxy voting policy, guidelines and procedures. The Committee is responsible for implementing and monitoring this policy. The Committee is responsible for reporting to the Audit Committee as well as providing a written report on a regular basis to the Advisor’s and Fund’s Board of Directors.

No less than annually, the Committee shall conduct a periodic review which shall comprise the following elements:

•

Review a sample of the record of voting delegation, including ERISA accounts, maintained by the Proxy Manager to determine if Wasatch is exercising its authority to vote proxies on portfolio securities held in the selected accounts

•	Request and review voting data to determine if accurate and timely communication of proxy votes is reasonably accomplished during the period reviewed

•	Meet with the Proxy Manager to review the voting of proxies, communication of proxy votes, and the general functioning of this policy

•	Prepare a written report to the Audit Committee with respect to the results of this review

III.	PROCEDURES

Administration

Wasatch has retained an independent service provider, Institutional Shareholder Services (“ISS”), to assist in reconciling and processing proxy ballots and providing record-keeping and vote disclosure services, as well as research on proxy issues.

Wasatch has also designated a member of our Operations team as Proxy Manager to assist in coordinating and voting securities, maintaining documents prepared by Wasatch to memorialize the basis for voting decisions, and monitoring Wasatch’s proxy voting procedures. One of the Proxy Manager’s responsibilities is to periodically send a proxy meeting calendar to research analysts detailing upcoming shareholder meetings and vote deadline information.

The members of Wasatch’s Research team are responsible for reviewing the proxies of the companies they follow, together with other relevant information, and providing the Proxy Manager with vote recommendations in conformance with Wasatch’s Policy and Guidelines.

Any attempts by any of Wasatch’s personnel to influence the voting of client proxies in a manner that is inconsistent with Wasatch’s Policy, Guidelines and Procedures should be reported to Wasatch’s Compliance Officer. If the Compliance Officer is the person attempting to influence the voting, the report should be made to Wasatch’s President.

Conflicts of Interest

As noted previously, Wasatch will at all times make its best effort to vote proxies in the best interest of clients and avoid material conflicts of interest. A material conflict of interest refers to a situation in which Wasatch or affiliated persons of Wasatch have a financial interest in a matter presented by a proxy which could potentially compromise Wasatch’s independence of judgment and action with respect to the voting of the proxy. We will use our best reasonable efforts to identify any material conflicts that may exist by, among other things, reviewing the identity of each issuer soliciting proxy votes to determine if the issuer or an affiliate of the issuer (i) is a client of Wasatch, (ii) has a relationship with Wasatch, (iii) there is a reasonable expectation that the issuer or an affiliate would become a client of Wasatch or develop a

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material relationship with Wasatch, or (iv) Wasatch holds a significant amount1 of the issuer’s shares outstanding. In addition, any Wasatch employee with knowledge of a personal conflict of interest (e.g., a familial relationship with company management) relating to an issuer soliciting proxy votes must disclose that conflict to the Proxy Manager and the Compliance Officer and remove himself or herself from the proxy voting process for that issuer. Any questions regarding whether a particular issue may present a material conflict of interest with respect to Wasatch’s voting of client proxies should be directed to Wasatch’s Compliance Officer.

In the event that Wasatch has a material conflict of interest in any proposal that is the subject of a proxy to be voted for a client account, Wasatch will instruct ISS to vote that proposal in accordance with ISS’ published recommendation. In such cases, any vote recommended by ISS is binding and may not be overridden by Wasatch. Proposals on the same proxy ballot for which Wasatch does not have a material conflict of interest will be voted in accordance with Wasatch’s Proxy Voting Policy and Guidelines.

Annual Certification

Each Wasatch employee who is involved in the proxy voting process is required to certify annually that he or she has read, understands and has complied with, to the best of his or her knowledge, Wasatch’s Proxy Voting Policy, Guidelines and Procedures.

ERISA

Wasatch acknowledges our responsibility to vote proxies for ERISA clients in a manner that ensures the exclusive benefit for the underlying participants and beneficiaries. Wasatch casts such proxy votes for the sole purpose of extending benefits to participants and beneficiaries while using the care, skill and diligence that a prudent person acting in a like capacity and familiar with such matters would use under the circumstances then prevailing.

Training

At least annually, Compliance will conduct employee training programs for appropriate personnel regarding the Proxy Voting Policy, Guidelines and Procedures. Such training programs will review applicable laws, regulations, procedures and recent trends in proxy voting and their relation to Wasatch’s business. Attendance at these programs is mandatory for appropriate personnel, and session and attendance records will be retained for a five-year period.

Recordkeeping

Under rule 204-2, Wasatch must retain the following:

a)	proxy voting policies and procedures;

b)	proxy statements received regarding client securities;

c)	records of votes they cast on behalf of clients;

d)	any documents prepared by Wasatch that were material to making a decision how to vote, or that memorialized the basis for the decision;

e)	Record of the voting resolution of any conflict of interest;

[1]	Wasatch’s relative level of ownership of certain issuer’s soliciting proxy votes, as a percent of the company’s shares outstanding, may give the appearance of control. Wasatch clients hold the issuer’s stock solely for investment purposes, with no intent to control the business or affairs of the issuer. In such instances, Wasatch may instruct ISS to vote that meeting in accordance with ISS’ published recommendation.

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f)	Records of any client requests for information on how a client’s proxies were voted and records of Wasatch’s responses to client requests;

g)	Training attendance records; and

h)	All written reports arising from annual reviews of the policy.

Wasatch has retained ISS to assist in providing record-keeping and vote disclosure services, as well as research on proxy issues. Wasatch may use the Securities and Exchange Commission’s EDGAR database for the items referred to in item b above. Records not maintained by ISS shall be maintained by Wasatch for a period of not less than five years from the end of the Wasatch’s fiscal year during which the last entry was made on the record.

Disclosure

Clients should contact their Client Relations representative to obtain information on how Wasatch has voted their proxies.

Clients can also request information by:

•	Mailing to Wasatch Advisors, Inc., Attn: Proxy Request, 150 Social Hall Avenue, 4th Floor, Salt Lake City, UT 84111

•	E-mailing to proxyrequest@wasatchadvisors.com

•	Calling 1 (800) 381-1065 or 1 (801) 533-0777 from 8:00 a.m. to 5:00 p.m. Mountain Time

•	Faxing to 1 (801) 533-9828, Attn: Proxy Request

Beginning in 2004, Wasatch Funds’ proxy voting record will be available on the Funds’ website at www.wasatchfunds.com and the SEC’s website at www.sec.org no later than August 31 for the prior 12 months ending June 30.

Last amended September 30, 2004

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1st Source Corporation Investment Advisors

Proxy Voting Policy

General Provisions

It is the policy of the Firm that, absent compelling reasons why a proxy should not be voted, all proxies relating to client securities should be voted.

Proxies are voted in the vest interests of the client accounts. The determination of the interest of a client account in a proposal presented by proxy is the effect, if any, the proposal could have on the current or future value of the investment.

Subject to the adoption of procedures or guidelines by the Board or specific written direction from a client, proxy voting shall be the responsibility of the Investment Committee, which may delegate such aspects of this responsibility as it may consider appropriate to designated officers or employees of the Firm.

If it is appropriate to do so, the Firm may employ an outside service provider to vote proxies or to advise in the voting of a proxy.

Conflicts of Interest

Proxy solicitations that might involve a conflict of interest between the Firm and its client accounts will be considered by the Investment Committee which will determine, based on a review of the issues raised by the solicitation, the nature of the potential conflict and, most importantly, the Firm’s commitment to vote proxies in the best interest of client accounts, how the proxy will be handled.

Disclosure

The Firm shall disclose to each client how they may obtain information about how the Firm voted with respect to their securities; and shall provide each client a description of the Firm’s proxy voting policies and procedures and, upon request, shall furnish a copy of the policies and procedures to the requesting client.

Recordkeeping

The Firm will retain records relating to the voting of proxies, including:

•

A copy of policies, procedures or guidelines relating to the voting of proxies. A copy of each proxy statement that the Firm receives regarding client securities. The Firm may rely on a third party to make and retain, on its behalf, a copy of a proxy statement, provided that the Firm has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request or may rely on obtaining a copy of a proxy statement from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

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•

A record of each vote cast by the Firm on behalf of a client. The Firm may rely on a third party to make and retain, on its behalf, a record of the vote cast, provided that the Firm has obtained an undertaking from the third party to provide a copy of the record promptly upon request.

•	A copy of any document created by the Firm that was material to making a decision regarding how to vote proxies or that memorializes the basis for that decision.

•

A copy of each written client request for information on how the Firm voted proxies on behalf of the client, and a copy of any written response by the Firm to any client request for information on how the adviser voted proxies on behalf of the requesting client.

•	The compliance officer will spot check a minimum of six voting records a quarter to ensure our guidelines are being met.

These records will be retained for five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Firm.

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